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                          EXHIBIT 10.01

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                      FACILITIES AGREEMENT


                             between


              GENERAL ELECTRIC CAPITAL CORPORATION,
        FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS,


                               and


                       ALADDIN GAMING, LLC



                          June 26, 1998

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                        TABLE OF CONTENTS


1.   THE FACILITIES.............................................1
          (a)  LEASE FACILITY...................................1
          (b)  TERM LOAN FACILITY...............................1
          (c)  FUNDINGS.........................................1

2.   INTEREST...................................................1
          (a)  GENERAL..........................................1
          (b)  INTERIM FUNDING PERIOD...........................2
          (c)  TERM LOAN PERIOD.................................2
          (d)  SELECTION OF INTEREST OPTION.....................2
          (e)  DEFAULT RATE.....................................2
          (f)  USURY SAVINGS....................................2

3.   PAYMENTS...................................................3
          (a)  TERM LOAN FACILITY...............................3
          (b)  RECEIPT OF PAYMENTS..............................4
          (c)  APPLICATION AND ALLOCATION OF PAYMENTS...........4
          (d)  PREPAYMENT.......................................4
          (e)  MONTHLY STATEMENT................................4

4.   TAXES......................................................5
          (a)  GENERAL..........................................5
          (b)  CONTESTS.........................................5
          (c)  WITHHOLDING TAXES................................6
          (d)  REFUNDS..........................................7

5.   CAPITAL ADEQUACY; INCREASED COSTS; ETC.....................7
          (a)  LIBOR RATE LENDING UNLAWFUL......................7
          (b)  DEPOSITS UNAVAILABLE.............................8
          (c)  INCREASED LIBOR RATE COSTS, ETC..................8
          (d)  FUNDING LOSSES...................................9
          (e)  INCREASED CAPITAL COSTS..........................9
          (f)  PARTICIPANTS.....................................9

6.   SECURITY INTEREST IN THE COLLATERAL........................9

7.   CONDITIONS PRECEDENT......................................10
          (a)  CONDITIONS TO THE INITIAL FUNDING...............10
          (b)  FURTHER CONDITIONS TO EACH FUNDING..............12

8.   REPRESENTATIONS AND WARRANTIES............................14
          (a)  ORGANIZATION, ETC...............................14

                                i

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          (b)  DUE AUTHORIZATION, NON-CONTRAVENTION, ETC.......14
          (c)  GOVERNMENT APPROVAL, REGULATION, ETC............14
          (d)  VALIDITY, ETC...................................14
          (e)  FINANCIAL INFORMATION...........................15
          (f)  NO MATERIAL ADVERSE CHANGE......................15
          (g)  LITIGATION, LABOR CONTROVERSIES, ETC............15
          (h)  SUBSIDIARIES....................................15
          (i)  OWNERSHIP OF PROPERTIES.........................15
          (j)  TAXES...........................................16
          (k)  PENSION AND WELFARE PLANS.......................16
          (l)  ENVIRONMENTAL WARRANTIES........................16
          (m)  INTELLECTUAL PROPERTY...........................17
          (n)  REGULATIONS U AND X.............................18
          (o)  ACCURACY OF INFORMATION.........................18
          (p)  EXISTING DEFAULTS...............................18
          (q)  CONTINGENT LIABILITIES..........................18
          (r)  BUSINESS, DEBT, CONTRACTS, ETC..................18
          (s)  REPRESENTATIONS AND WARRANTIES..................19
          (t)  IN BALANCE REQUIREMENT..........................19
          (u)  MAIN PROJECT BUDGET.............................19
          (v)  FEES AND ENFORCEMENT............................19
          (w)  ERISA COMPLIANCE................................19
          (x)  LABOR DISPUTES; ACTS OF GOD; CASUALTY AND
               CONDEMNATION....................................19
          (y)  GOVERNMENT REGULATION...........................20
          (z)  NO BROKERS......................................20
          (aa) INSURANCE POLICIES..............................20
          (bb) REPRESENTATIONS AND WARRANTIES REGARDING THE
               COLLATERAL......................................20

9.   [INTENTIONALLY OMITTED]...................................21

10.  AFFIRMATIVE COVENANTS.....................................21
          (a)  FINANCIAL INFORMATION, REPORTS, NOTICES,
               ETC.............................................21
          (b)  COMMUNICATION WITH ACCOUNTANTS..................25
          (c)  COMPLIANCE WITH LAWS, ETC.......................25
          (d)  MAINTENANCE OF PROPERTIES; OPERATION;
               RESERVES........................................26
          (e)  INSURANCE.......................................26
          (f)  BOOKS AND RECORDS...............................26
          (g)  SUPPLEMENTAL DISCLOSURE.........................27
          (h)  FISCAL YEAR.....................................27
          (i)  CASUALTY AND CONDEMNATION.......................27
          (j)  COVENANTS REGARDING THE COLLATERAL..............28
          (k)  CONTINUOUS PERFECTION...........................31
          (l)  GE CAPITAL?S APPOINTMENT AS ATTORNEY-IN-
               FACT............................................31
          (m)  INDEMNIFICATION.................................32
          (n)  CONFIRMATION OF OPENING DATE....................34

                               ii

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          (o)  USE OF PROCEEDS.................................34
          (p)  REPAYMENT OF INDEBTEDNESS.......................34
          (q)  DILIGENT CONSTRUCTION OF THE MAIN PROJECT.......35
          (r)  IN BALANCE; BORROWER EQUITY.....................35
          (s)  PROPER LEGAL FORMS..............................35
          (t)  ENVIRONMENTAL...................................35

11.  NEGATIVE COVENANTS........................................36
          (a)  BUSINESS ACTIVITIES.............................36
          (b)  INDEBTEDNESS....................................36
          (c)  LIENS...........................................37
          (d)  FINANCIAL CONDITION AND OPERATIONS..............37
                    (1)  TOTAL DEBT TO EBITDA RATIO............37
                    (2)  INTEREST COVERAGE RATIO...............38
                    (3)  NET WORTH.............................38
                    (4)  EBITDA................................38
                    (5)  MINIMUM FIXED CHARGE COVERAGE.........38
          (e)  INVESTMENTS.....................................38
          (f)  RESTRICTED PAYMENTS, ETC........................40
          (g)  CAPITAL EXPENDITURES, ETC.......................42
          (h)  RENTAL OBLIGATIONS..............................42
          (i)  TAKE OR PAY CONTRACTS...........................42
          (j)  CONSOLIDATION, MERGER, ETC......................42
          (k)  TRANSACTIONS WITH AFFILIATES....................43
          (l)  NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS,
               ETC.............................................43
          (m)  SALE AND LEASEBACK..............................44
          (n)  STOCK OF SUBSIDIARIES...........................44
          (o)  AMENDMENT OF CONSTRUCTION BENCHMARK SCHEDULE....44
          (p)  HAZARDOUS SUBSTANCES............................44
          (q)  OPENING.........................................44

12.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES....................45
          (a)  EVENTS OF DEFAULT...............................45
          (b)  REMEDIES........................................48
          (c)  WAIVERS BY ALADDIN GAMING.......................50
          (d)  CUMULATIVE REMEDIES.............................50

13.  ASSIGNMENTS; PARTICIPATION................................50
          (a)  ASSIGNMENT BY ALADDIN GAMING....................50
          (b)  ASSIGNMENT AND/OR PARTICIPATION BY GE
               CAPITAL.........................................50
          (c)  SUCCESSORS AND ASSIGNS..........................52
          (d)  THIRD PARTY BENEFICIARIES.......................52

14.  INTENTIONALLY OMITTED.....................................52

                               iii

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15.  MISCELLANEOUS.............................................52
          (a)  COMPLETE AGREEMENT; MODIFICATION OF
               AGREEMENT.......................................52
          (b)  FEES AND EXPENSES...............................52
          (c)  NO WAIVER.......................................53
          (d)  SURVIVAL OF OBLIGATIONS.........................54
          (e)  SEVERABILITY....................................54
          (f)  CONFLICT OF TERMS...............................54
          (g)  RIGHT OF SET-OFF................................54
          (h)  AUTHORIZED SIGNATURE............................55
          (i)  GOVERNING LAW; SUBMISSION TO JURISDICTION.......55
          (j)  NOTICES.........................................56
          (k)  SECTION TITLES..................................57
          (l)  COUNTERPARTS....................................57
          (m)  TIME OF THE ESSENCE.............................57
          (n)  WAIVER OF JURY TRIAL............................57
          (o)  FURTHER ASSURANCES..............................57
          (p)  RIGHT TO PERFORM................................58
          (q)  COMPLIANCE WITH NEVADA GAMING LAWS..............58

__________________________

Exhibit No. 1:      Master Lease Agreement
Exhibit No. 2:      Term Loan Note
Exhibit No. 3:      Collateral Schedule
Exhibit No. 4:      Intercreditor Agreement
Exhibit No. 5:      Officer's Certificate re: Source of Funds
Exhibit No. 6:      Engagement Letter
Exhibit No. 7:      Bringdown Certificate

                      FACILITIES AGREEMENT


      THIS FACILITIES AGREEMENT (this "Agreement") is made as of the 26th day of June, 1998, between GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS ("GE Capital"), and ALADDIN GAMING, LLC ("Aladdin Gaming").

      The parties desire to provide for the financing of the acquisition of certain new furniture and equipment, and certain Gaming Equipment, for use by Aladdin Gaming in connection with the Aladdin Hotel and Casino. Capitalized terms used herein without definition shall have the meanings given them in Annex A attached hereto.

      NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties agree as follows:

     1.   THE FACILITIES.

          (a) LEASE FACILITY. Upon and subject to the terms and conditions hereof and of that certain Master Lease Agreement and related documents attached hereto as Exhibit No. 1 (the "Master Lease Agreement"), GE Capital will purchase and lease to Aladdin Gaming certain new furniture and equipment (other than Gaming Equipment) selected by Aladdin Gaming for use by Aladdin Gaming in connection with the Aladdin Hotel and Casino having an aggregate acquisition cost not in excess of $60,000,000 (the "Lease Facility").

          (b) TERM LOAN FACILITY. Upon and subject to the terms and conditions hereof, GE Capital will finance the acquisition by Aladdin Gaming for use in connection with the Aladdin Hotel and Casino of Gaming Equipment having an aggregate acquisition cost not in excess of $20,000,000 (the "Term Loan Facility"; and together with the Lease Facility being referred to, collectively, as the "Facilities").

           (c) FUNDINGS. Upon and subject to the terms and conditions hereof and of the other Operative Documents, GE Capital will make Fundings on a monthly basis commencing not more than six (6) months prior to the date that is expected to be the Construction Completion Date as evidenced by the certificate of the Construction Consultant provided pursuant to Section 7(a)(18) hereof.

     2.   INTEREST.

           (a) GENERAL. All computations of interest hereunder shall be made (1) on the basis of a three hundred sixty (360) day year during any period during which interest is calculated on the basis of 30-Day LIBOR or the Base Index, or (2) on the basis of a three hundred sixty-five (365) day year during any period during which interest is calculated on the basis of the Prime Rate; in each case for the actual number of days occurring in the period for which such interest is payable. Each determination by GE Capital of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

            (b) INTERIM FUNDING PERIOD. Interest on the outstanding principal balance of each Funding from the date such Funding is made through the Interim Funding Period shall be calculated at a floating rate equal, at the option of Aladdin Gaming exercised pursuant to Section 2(d) hereof, to either (1) 30-Day LIBOR plus four hundred seventy-eight (478) basis points, or (2) the Prime Rate plus two hundred seventy-five (275) basis points; and such spread shall be fixed throughout the Interim Funding Period; and 30-Day LIBOR or the Prime Rate, as applicable, will be adjusted monthly on the first day of each month during the Interim Funding Period, based on changes thereto as in effect two (2) Business Days before the first day of such month.

           (c) TERM LOAN PERIOD. Interest on the outstanding principal balance of each Funding with respect to the Term Loan Facility during the Term Loan Period, until such Funding is repaid in full, shall be determined five (5) Business Days prior to the Construction Completion Date and shall be calculated at a floating rate equal to the sum of the Base Index plus an amount (the "Spread") equal to four hundred seventy-eight (478) basis points; and such Spread shall be fixed throughout the Term Loan Period; and the Base Index will be adjusted tri-monthly on the first day of each tri-monthly period during the Term Loan Period, based on changes to the Base Index as in effect two (2) Business Days before the first day of such tri-monthly period.

           (d) SELECTION OF INTEREST OPTION. Aladdin Gaming shall select the applicable interest rate with respect to the Interim Funding Period not less than five (5) Business Days prior to the date on which the initial Funding is made with respect to the Facilities, by written notice to GE Capital. The interest rate option selected by Aladdin Gaming shall remain in effect during the Interim Funding Period.

           (e) DEFAULT RATE. So long as any Event of Default shall have occurred and be continuing, the interest rate applicable to the Facilities shall be increased by two percentage points (2%) per annum above the then highest rate otherwise applicable to the Facilities (the "Default Rate").

          (f) USURY SAVINGS. It is the intention of the parties to comply with any applicable usury laws. Accordingly, it is agreed that, notwithstanding any provision to the contrary herein, in the Master Lease Agreement and any related document, or in the Term Loan Note (collectively, the "Operative Documents"), in no event shall any Operative Document require the payment or permit the collection of interest in excess of the maximum amount permitted by Applicable Law. If any such excess interest is contracted for, charged or received under any Operative Document, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under any Operative Document shall exceed the maximum amount of interest permitted by Applicable Law, then in such event (1) the provisions of this Section shall govern and control, (2) neither Aladdin Gaming nor any other person or entity now or hereafter liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by Applicable Law,
(3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Aladdin Gaming, at the option of GE Capital, and (4) the effective rate of interest automatically shall be reduced to the maximum lawful contract rate allowed under Applicable Law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under any Operative Document which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by Applicable Law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced thereby, all interest at any time contracted for, charged or received from Aladdin Gaming or otherwise by GE Capital in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for GE Capital to receive a greater interest per annum rate than is presently allowed under Applicable Law, Aladdin Gaming agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum under the Operative Documents shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America (but not in excess of the applicable interest rate contemplated under the Operative Documents).

     3.   PAYMENTS.

           (a) TERM LOAN FACILITY. Aladdin Gaming shall make twenty (20) tri-monthly installments, in arrears, on the first day of each tri-monthly period commencing on the first day of the fourth full calendar month following the Construction Completion Date, calculated such that the principal of the aggregate Fundings then having been made with respect to the Term Loan
Facility will be amortized during the Term Loan Period as follows:

               Tri-Monthly Period           Percent Amortization
               ------------------           --------------------
                     1-4                          3.25
                     5-8                          3.5
                     9-12                         4.0
                    13-16                         4.5
                    17-19                         4.75
                    20                           24.75

Each installment shall consist of the specified principal amortization plus interest on the outstanding principal balance calculated at the interest rate specified in Section 2(c) hereof, adjusted tri-monthly on the first day of each tri-monthly period, based on changes to the Base Index as in effect two (2) Business Days before the first day of such tri-monthly period. The Fundings made by GE Capital with respect to the Term Loan Facility shall be evidenced by a single promissory note of Aladdin Gaming substantially in the form of Exhibit No. 2 attached hereto (the "Term Loan Note"), dated the date hereof, payable to GE Capital in the principal amount of $20,000,000 and otherwise duly completed. The date, amount and interest rate of each Funding made by GE Capital with respect to the Term Loan Facility and each payment of principal with respect thereto shall be recorded on the books and records of GE Capital, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded.

           (b) RECEIPT OF PAYMENTS. All payments payable by Aladdin Gaming under the Operative Documents shall be paid to GE Capital by wire transfer of immediately available funds to Bankers Trust New York, New York, New York 10006, Account No. 50-260-660, ABA No. 021-001-033, Attention: Account Manager - Aladdin Gaming, or to such other account as GE Capital may direct in writing; and shall be effective upon receipt. All payments shall be made not later than 12:00 Noon New York time on the day when due. If any payment date is not a Business Day, the amount otherwise due on such date shall be payable on the immediately succeeding Business Day (provided that such delay shall be included in calculating the interest due).

           (c) APPLICATION AND ALLOCATION OF PAYMENTS. Aladdin Gaming irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by GE Capital from or on behalf of Aladdin Gaming, and Aladdin Gaming irrevocably agrees that GE Capital shall have the continuing exclusive right to apply any and all such payments then due and payable to Obligations of Aladdin Gaming as GE Capital may deem advisable. In the absence of a specific determination by GE Capital with respect thereto, the same shall be applied in the following order: (1) then due and payable Fees and expenses of GE Capital; (2) then due and payable interest payments with respect to the Obligations; (3) Obligations to GE Capital other than Fees, expenses and interest and principal payments; and (4) then due and payable principal payments with respect to the Obligations. Notwithstanding the foregoing, prior to the occurrence of an Event of Default, all payments made by Aladdin Gaming specifically identified as being made with respect to the Lease Facility shall be applied only to those Obligations relating to the Lease Facility.

          (d) PREPAYMENT. (1) On or after the date of payment of the fourth (4th) installment under the Term Loan Note, Aladdin Gaming may, so long as no Event of Default exists, voluntarily prepay the then outstanding principal balance due under the Term Loan Note in whole (but not in part) as of a Payment Date under the Term Loan Note upon at least thirty (30) days' prior written irrevocable notice to GE Capital, specifying the Payment Date on which the Term Loan Note will be prepaid (the "Prepayment Date"). On the Prepayment Date, Aladdin Gaming shall pay to GE Capital the sum of: (i) the then outstanding principal balance under the Term Loan Note, plus (ii) the portion of the Prepayment Premium (if any) related to the Term Loan Facility, plus (iii) all amounts otherwise due under the Term Loan Facility (including, without limitation, any enforcement costs incurred by GE Capital as a result of the occurrence of an Event of Default). (2) Aladdin Gaming may voluntarily terminate the Term of the Master Lease Agreement prior to its expiration in accordance with the provisions of Section 4 of the Master Lease Agreement. (3) If Aladdin Gaming elects to voluntarily prepay the Term Loan Note in accordance with Section 3(d)(1) hereof, then Aladdin Gaming shall also elect to terminate the Term of the Master Lease Agreement prior to its expiration in accordance with the provisions of
Section 4 of the Master Lease Agreement on the Prepayment Date; and if Aladdin Gaming elects to terminate the Term of the Master Lease Agreement prior to its expiration pursuant to Section 4 of the Master Lease Agreement, then Aladdin Gaming shall prepay the Term Loan Note in accordance with Section 3(d)(1) hereof on the Early Termination Date.

           (e) MONTHLY STATEMENT. GE Capital will provide a monthly statement of transactions under the Term Loan Facility to Aladdin Gaming. Each and every such statement shall (absent manifest error) be deemed final, binding and conclusive upon Aladdin Gaming in all respects as to all matters reflected therein, unless Aladdin Gaming, within thirty (30) days after the date any such statement is rendered, shall notify GE Capital in writing of any objection which Aladdin Gaming may have to any such statement, describing the basis for such objection with specificity. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by Aladdin Gaming. GE Capital's determination, based upon the facts available, of any disputed item shall (absent manifest error) be final, binding and conclusive on Aladdin Gaming.

     4.   TAXES.

           (a) GENERAL. Aladdin Gaming shall report (to the extent that it is legally permissible) and pay promptly all Collateral Taxes due, imposed, assessed or levied against GE Capital or Aladdin Gaming. Aladdin Gaming shall (i) reimburse GE Capital on an after-tax basis upon receipt of written request for reimbursement for any such Collateral Taxes paid by GE Capital,
(ii) on request of GE Capital, submit to GE Capital written evidence of Aladdin Gaming's payment of Collateral Taxes, (iii) on all reports or returns show the ownership of the Collateral by Aladdin Gaming, and (iv) send a copy thereof to GE Capital.

           (b) CONTESTS. If any claim shall be made against GE Capital or if any proceeding shall be commenced against GE Capital (including by written notice of such proceeding) for any Collateral Taxes which Aladdin Gaming is obligated to pay pursuant to this Section 4, or if GE Capital shall reasonably determine that any Collateral Taxes which Aladdin Gaming may have an obligation to pay under this Section 4 may be payable, GE Capital shall promptly (and in any event within 30 days) notify
Aladdin Gaming in writing (provided that failure to so notify shall not alter GE Capital's rights under Section 4 except to the extent (and then only to the extent that) such failure precludes or materially adversely affects the ability to conduct a contest of such Collateral Taxes) and shall not take any action with respect to such claim without written consent of Aladdin Gaming (and such consent shall not be unreasonably withheld or unreasonably delayed) for 30 days after receipt of such notice by Aladdin Gaming; provided, however, that in the case of any such claim or proceeding, if GE Capital shall be required by law or regulation to take action prior to the end of such 30 day period, GE Capital shall in such notice to Aladdin Gaming, so inform Aladdin Gaming, and GE Capital shall not take any action with respect to such claim, proceeding or Collateral Taxes without the consent of Aladdin Gaming (such consent shall not be unreasonably withheld or unreasonably delayed) for 10 days after the receipt of such notice by Aladdin Gaming unless GE Capital shall be required by law or regulation to take action prior to the end of such 10 day period.

      Provided that no Event of Default has occurred and is continuing, Aladdin Gaming shall be entitled for a period of 30 days from receipt of such notice from GE Capital (or such shorter period as GE Capital has notified Aladdin Gaming is required by law or regulation for GE Capital to commence such contest), to request in writing that GE Capital contest the imposition of such Collateral Tax, at Aladdin Gaming's expense. In its sole discretion, GE Capital shall either (i) control the contest, acting through counsel reasonably acceptable to Aladdin Gaming, or (ii) take all reasonable steps to enable Aladdin Gaming to control the contest.

      The party controlling the contest shall consult in good faith with the other party and its counsel with respect to the contest of such claim for Collateral Taxes (or claim for refund) but the decision regarding what actions to be taken shall be made by the controlling party in its sole judgment; provided, however, that if GE Capital is the controlling party and Aladdin Gaming recommends the acceptance of a settlement offer made by the relevant taxing authority and GE Capital rejects the settlement offer, then the portion of the Collateral Taxes at issue in the claim which are payable by Aladdin Gaming shall not exceed the amount which would have been owed if the settlement offer would have been accepted. In addition, the controlling party shall keep the noncontrolling party reasonably informed as to the progress of the contest and shall provide the noncontrolling party with a copy of (or appropriate excepts from) any reports or claims issued by the relevant taxing authority to the controlling party thereof, in connection with such claim or contest thereof.

      Notwithstanding anything contained herein to the contrary, GE Capital shall not be required to contest (and Aladdin Gaming shall not be permitted to contest) a claim with respect to the imposition of Collateral Taxes if GE Capital waives its right to payment from Aladdin Gaming for such Collateral Taxes (and any claim with respect to such year or any other taxable year the contest of which is materially adversely affected as a result of such waiver).

           (c) WITHHOLDING TAXES. Any and all payments by or on behalf of Aladdin Gaming hereunder or under any other Operative Document, shall be made free and clear of and without deduction for any and all present or future Taxes (other than Taxes imposed by any taxing authority which are imposed on or measured by the net income of, or which constitute franchise taxes imposed on, GE Capital, any entity to which GE Capital assigns an interest under this Agreement or any Participant). If Aladdin Gaming shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Operative Document to GE Capital, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) GE Capital receives an amount equal to the sum it would have received had no such deductions been made, (ii) Aladdin Gaming shall make such deductions, and (iii) Aladdin Gaming shall pay the full amount deducted to the relevant taxing or other authority in accordance with Applicable Law.

                Aladdin Gaming and GE Capital acknowledge and agree that Aladdin Gaming shall have no obligation under this Agreement to withhold and pay any sums to any taxing authority if GE Capital informs Aladdin Gaming that GE Capital believes that there is a basis to challenge the withholding/payment requirements that more likely than not would render invalid the withholding/payment requirement. Aladdin Gaming shall have the right to contest in good faith the imposition of any such withholding/payment requirement.

               GE Capital (including any party to whom GE Capital assigns a portion of its interest under this Agreement), or any Participant organized under the laws of a jurisdiction other than the United States or a State thereof (for purposes of this
Section 4, a "Non-US Lender") shall, prior to the date that any payment is made by Aladdin Gaming pursuant to the terms of this Agreement or any other Operative Document (or in the case of any other Person that becomes a party to this Agreement pursuant to
Section 13 hereof, before it becomes a party hereto), execute and deliver to Aladdin Gaming
one   or  more   (as   Aladdin   Gaming   reasonably    requests)
(i) United States Internal Revenue Service Form 4224 or Form 1001 or such other forms or documents (or successor forms or documents), appropriately completed, certifying in each case that such Non-US Lender is entitled to receive payments hereunder and under any other Operative Documents without deduction or withholding of any United States Federal income taxes, and (ii) applicable Internal Revenue Service Form W-8 or Form W-9 or successor applicable forms (if required by law), as the case may be, to establish an exemption from United States backup withholding tax. GE Capital (including any party to whom GE Capital assigns a portion of its interest under this Agreement), or any Participant which is organized under the laws of the United States or a State thereof (for purposes of this Section 4, "US-Lenders") shall, prior to the date any payment is made by Aladdin Gaming pursuant to the terms of this Agreement or other Operative Document (or in the case of any other Person that becomes a party to this Agreement pursuant to Section 13 hereof, before it becomes a party hereto), execute and deliver to Aladdin Gaming one or more copies (as Aladdin Gaming reasonably requests) of applicable Internal Revenue Service Form W-9 or successor applicable forms (if required by law), as the case may be, to establish an exemption from United States backup withholding tax.

               Each Person which undertakes to deliver to Aladdin Gaming a Form 4224, Form 1001, Form W-8 or Form W-9 pursuant to the preceding paragraph shall further undertake to deliver to Aladdin Gaming two further copies of said Form 4224, Form 1001, Form W-8 or Form W-9 (if required by law), or successor applicable forms, or other manner of certification, as the case may be, on or before the date that such form expires or becomes obsolete or after the occurrence of an event requiring a change in the most recent form delivered by it to Aladdin Gaming, and such extensions or renewals thereof as may be reasonably requested by Aladdin Gaming, certifying in the case of a Form
4224 or Form 1001 that such Person is entitled to receive payments hereunder and under any other Operative Documents without deduction or withholding of any United States Federal income taxes, unless in any case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which such delivery would otherwise be required which renders all forms inapplicable or which would prevent such Person from duly completing and delivering any such form with respect to it and such Person advises Aladdin Gaming that it is not capable of receiving payments without any deduction or withholding of United States Federal income tax, and in the case of a Form W-8 or Form W-9, establishing an exemption from backup withholding.

           (d) REFUNDS. If GE Capital subsequently realizes a refund (or credit in lieu of a refund) of any Tax previously paid by Aladdin Gaming and for which Aladdin Gaming has indemnified GE Capital pursuant to this Section, if no Event of Default has then occurred and is continuing GE Capital shall promptly, and to the extent permitted by Applicable Law, pay to Aladdin Gaming the net amount of any such refund or credit after deducting taxes and expenses attributable thereto. GE Capital agrees to take such action as Aladdin Gaming may reasonably request and to otherwise act in good faith to claim such refunds and credits, and to take such other actions as Aladdin Gaming may reasonably request to minimize net payments due from Aladdin Gaming pursuant to this
Section 4.

     5.   CAPITAL ADEQUACY; INCREASED COSTS; ETC.

           (a) LIBOR RATE LENDING UNLAWFUL. If GE Capital shall determine (which determination shall, upon notice thereof to Aladdin Gaming, be conclusive and binding) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for GE Capital to make, continue or maintain any Funding as, or to convert any Funding into, a LIBOR Rate Funding, the obligations of GE Capital to make, continue, maintain or convert any such LIBOR Rate Funding shall, upon such determination, forthwith be suspended until GE Capital shall notify Aladdin Gaming that the circumstances causing such suspension no longer exist, and the interest rate then applicable automatically shall change to the interest rate specified in Section 2(b)(2) hereof, at the end of the then current Interest Periods with respect thereto, or sooner, if required by such law or assertion.

           (b) DEPOSITS UNAVAILABLE. If GE Capital shall have determined that:

                (1) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to GE Capital in its relevant market; or

                (2)   by  reason  of circumstances  affecting  GE
Capital's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Rate
Fundings;

then, upon notice from GE Capital to Aladdin Gaming, the obligations of GE Capital to make or continue any Fundings as, or to convert any Fundings into, LIBOR Rate Fundings shall forthwith be suspended until GE Capital shall notify Aladdin Gaming that the circumstances causing such suspension no longer exist.

           (c) INCREASED LIBOR RATE COSTS, ETC. Aladdin Gaming agrees to reimburse GE Capital for any increase in the cost to GE Capital of, or any reduction in the amount of any sum receivable by GE Capital in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Fundings as, or of converting (or of its obligation to convert) any Fundings into, LIBOR Rate Fundings that arises in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the date hereof of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority, except for such changes with respect to increased capital costs and taxes which are governed by Sections 5(e) and 4(b) hereof, respectively. GE Capital shall promptly notify Aladdin Gaming in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate GE Capital for such increased cost or reduced amount. Such additional amounts shall be payable by Aladdin Gaming directly to GE Capital within five (5) days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on Aladdin Gaming.

      Without limiting the foregoing, in the event that, as a result of any such change, introduction, adoption or the like described above, the LIBOR Reserve Percentage decreases for GE Capital's LIBOR Rate Fundings, GE Capital shall give prompt notice thereof in writing to Aladdin Gaming. On the fifth day following delivery of such notice, the 30-Day LIBOR or 90-Day LIBOR attributable to GE Capital's LIBOR Rate Fundings shall be adjusted to give Aladdin Gaming the benefit of such decrease (for so long as such decrease shall remain in effect).

           (d) FUNDING LOSSES. In the event GE Capital shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by GE Capital to make, continue or maintain any portion of the principal amount of any Funding as, or to convert any portion of the principal amount of any Funding into, a LIBOR Rate Funding) as a result of:

                (1) any conversion or repayment or prepayment of the principal amount of any LIBOR Rate Fundings on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3(e) hereof or otherwise; or

                (2)   any  Fundings not being made as LIBOR  Rate
Fundings in accordance with Aladdin Gaming's request therefor;

then, upon the written notice of GE Capital to Aladdin Gaming, Aladdin Gaming shall, within five (5) days of its receipt thereof, pay directly to GE Capital such amount as will (in the reasonable determination of GE Capital ) reimburse GE Capital for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on Aladdin Gaming.

          (e) INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority affects or would affect the amount of capital required or expected to be maintained by GE Capital or any Person controlling GE Capital, and GE Capital determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitment or the Fundings made by GE Capital is reduced to a level below that which GE Capital or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by GE Capital to Aladdin Gaming, Aladdin Gaming shall immediately pay directly to GE Capital additional amounts sufficient to compensate GE Capital or such controlling Person for such reduction in rate of return. A statement of GE Capital as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on Aladdin Gaming. In determining such amount, GE Capital may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

           (f) PARTICIPANTS. In this Section 5, each reference to GE Capital shall be deemed to include reference to GE Capital and each Participant, and all determinations pursuant to this
Section  5  shall  be  made  by  GE  Capital  and  each  affected
Participant.

      6. SECURITY INTEREST IN THE COLLATERAL. To secure the prompt and complete payment, performance and observance of all of the Obligations, and to induce GE Capital to enter into this Agreement and to make the Fundings hereunder, Aladdin Gaming hereby grants to GE Capital a first priority security interest in all of Aladdin Gaming's right, title and interest in, to and under the following, whether now owned or hereafter acquired, and wherever located: (a) the Equipment leased under and described on the Equipment Schedules; (b) the Gaming Equipment described on the Collateral Schedules; (c) all additions, attachments, accessories and accessions thereto, and all substitutions, replacements or exchange therefor; and (d) all Proceeds thereof; provided, however, that the foregoing grant of security interest shall not cover, create a security interest in or attach to any income generated by the property described in clauses (a) through (c) above except to the extent resulting from the disposition of such property.

     7.   CONDITIONS PRECEDENT.

             (a) CONDITIONS TO THE INITIAL FUNDING. Notwithstanding any other provision of this Agreement, GE Capital shall not be obligated to make any Funding or to take, fulfill, or perform any other action hereunder, until the following conditions have been fulfilled to the reasonable satisfaction of GE Capital:

               (1) This Agreement and the Master Lease Agreement or counterparts thereof, and the Term Loan Note, shall have been duly executed by, and delivered to, Aladdin Gaming and GE Capital on or before June 30, 1998 (the "Closing Date").

               (2)  GE Capital shall have received the documents,
instruments,   certificates,  opinions,  agreements   and   other
materials listed in the Schedule of Documents attached hereto, each in form and substance satisfactory to GE Capital.

                (3) Aladdin Gaming shall have obtained consents and acknowledgments of all Persons whose consents and acknowledgments are required, including, but not limited to, all requisite Governmental Authorities, to the terms and to the execution and delivery, of this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby, including (without limitation) all permits, licenses and similar governmental authorizations then required to have been obtained in connection with the development and construction of the Aladdin Hotel and Casino, and any other required permits, licenses or governmental authorizations which have not then been obtained other than Gaming Licenses are of a type that are routinely granted on application and no facts or circumstances exist which indicate that any such required permit, license or governmental authorization will not be timely obtainable by Aladdin Gaming without material difficulty, expense or delay prior to the time that it is required to have been obtained; and the Aladdin Hotel and Casino shall be in compliance with any and all applicable gaming and regulatory requirements.

                (4) Insurance certificates evidencing that the insurance policies provided for in Section 8(jj) are in full force and effect, showing loss payable and/or additional insured clauses or endorsements, as appropriate, in favor of GE Capital, in form and substance satisfactory to GE Capital.

                (5) Payment by Aladdin Gaming to GE Capital, as the case may be, of all Fees, costs, and expenses of closing
(including reasonable fees and expenses of consultants and counsel to GE Capital presented as of the Closing Date).

                (6) Except as disclosed in Item 7(a)(6) in the Disclosure Schedule, no action, proceeding, investigation, regula tion or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or any of the other Operative Documents or the consumma tion of the transactions contemplated hereby and thereby, or would reasonably be expected to have a Material Adverse Effect, on the Aladdin Hotel and Casino, or on the financial condition, operations, assets, business, properties or prospects of Aladdin Gaming, London Clubs International PLC ("LCI"), Aladdin Bazaar Holdings, LLC ("Bazaar Holdings"), or Aladdin Gaming Holdings, LLC ("Holdings"), and which, in GE Capital?s sole judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Operative Documents.

                (7) GE Capital shall be satisfied, in its sole judgment, with the corporate, capital (debt and equity), tax, legal and management structure of Aladdin Gaming, the final sources and uses of funds to be used to construct and operate the Aladdin Hotel and Casino, and shall be satisfied, in its sole judgment exercised reasonably, with the nature and status of all contractual obligations, securities, labor, tax, ERISA, employee benefit, environmental, health and safety matters, in each case, involving or affecting Aladdin Gaming or the Aladdin Hotel and Casino.

                (8) That certain senior credit facility in the amount of $410,000,000 (the "Senior Credit Facility"), pursuant to the Senior Credit Agreement, shall be in full force and effect and no Event of Default (as defined therein) or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default thereunder shall then have occurred and be continuing.

                (9) Aladdin Gaming shall have received a cash equity contribution from Holdings of $107,000,000, accomplished by the sale of Membership Interests of Aladdin Gaming, on the terms and conditions contained in the Holdings' offering memorandum dated February 18, 1998 (the "Offering Memorandum").

                (10) LCI shall have contributed $50,000,000 to Holdings, which shall then have contributed $50,000,000 in cash equity to Aladdin Gaming, on the terms and conditions contained in the Offering Memorandum.

               (11) Aladdin Gaming shall have contributed land as equity in the amount of $75,500,000, in the Aladdin Hotel and Casino, on the terms and conditions contained in the Offering
Memorandum.

                (12) The Keep-Well Agreement, the Guaranty of Performance and Completion, and the Guaranty of Performance and Completion (Noteholders), shall be in full force and effect
(provided, however, that it is acknowledged that GE Capital is not a direct beneficiary thereof and has no rights with respect thereto, including no right to bring a cause of action with respect thereto).

                (13) Execution of an Intercreditor Agreement in substantially the form attached hereto as Exhibit No. 4, among GE
Capital  and  the  lenders  with respect  to  the  Senior  Credit
Facility.

                (14) A certificate in substantially the form attached hereto as Exhibit No. 5, signed by an officer of Aladdin Gaming, certifying that the funds then available to Aladdin Gaming from all sources shall be sufficient to pay all remaining costs anticipated to be incurred in connection with the completion of the Aladdin Hotel and Casino, including (without limitation) interest payments, Interim Rent and Fees due to GE Capital with respect to the Facilities during the Interim Funding Period.

                 (15) The transaction contemplated by this Agreement and the other Operative Documents shall not violate any law, governmental rule or regulation, including (without limitation) Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

                (16) There shall have been no material adverse change in the financial condition, business, properties or prospects of Aladdin Gaming, Holdings or LCI since the date of their most recent audited financial statements delivered to GE Capital.

                (17) The Construction Consultant shall have been engaged pursuant to the engagement letter in substantially the form attached hereto as Exhibit No. 6, and GE Capital shall have been authorized by the Construction Consultant to rely on the reports of the Construction Consultant.

                (18)      The Construction Consultant shall  have
certified that the Construction Completion Date is reasonably anticipated to occur not more than six (6) months after the date on which the initial Funding is to be made hereunder.

                (19) Aladdin Gaming and Holdings shall satisfy in all material respects the conditions precedent as set forth in
Section 3.1 of the Disbursement Agreement.

                (20) GE Capital shall have received prior to the Closing Date, with counterparts for each Participant, audited financial statements of each of Aladdin Gaming, Holdings and LCI, in each case as at December 31, 1997, except in the case of LCI which audited financial statements shall have been prepared as at March 30, 1997.

           (b) FURTHER CONDITIONS TO EACH FUNDING . It shall be a further condition to the funding of the initial and each subsequent Funding that the following statements shall be true on the date of each such funding, advance or occurrence, as the case may be:

                 (1) Aladdin Gaming's representations and warranties contained herein or in any of the Operative Documents shall be true and correct on and as of the Closing Date and the date on which each such Funding is made, as though made on or incurred on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein permitted or contemplated by this Agreement.

                 (2) No event shall have occurred and be continuing, or would result from the making of any Funding which constitutes an Event of Default or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

                (3)   Each of the conditions specified in Section
7(a) hereof shall have been, and shall continue to be, satisfied on and as of the date of each subsequent Funding.

               (4) Aladdin Gaming shall have timely delivered to GE Capital the written election of the applicable interest rate, pursuant to Section 2(d) hereof.

                (5) Not less than fifteen (15) Business Days before the date on which the Funding is to be made, Aladdin
Gaming shall have delivered to GE Capital a written notice requesting the Funding, specifying the amount of the Funding and the date on which the Funding is to be made (provided, however, that Fundings shall not be made more frequently than once per calendar month), and identifying the Collateral as to which the Funding is to be made on such date, including fixed asset lists with complete descriptions of the Collateral, to include make (manufacturer), model number, serial numbers (if available), and original cost breakdown; together with purchase orders and invoices, and evidence of delivery of such Collateral to Aladdin Gaming.

                (6)  With respect to each Funding under the Lease
Facility, Aladdin Gaming shall have delivered to GE Capital an executed Equipment Schedule and related documents relating to the Funding to be made on such date.

                (7)   With respect to each Funding under the Term
Loan Facility, Aladdin Gaming shall have delivered to GE Capital an executed Collateral Schedule relating to the Funding to be made on such date.

                (8) Aladdin Gaming shall have delivered to GE Capital a certificate in substantially the form attached hereto as Exhibit No. 7, signed by an officer of Aladdin Gaming, certifying that all representations and warranties made by Aladdin Gaming in this Agreement and in the other Operative Documents are reaffirmed in full as of the date of such Funding, without material modification from such representations and warranties as originally made.

The request and acceptance by Aladdin Gaming of the proceeds of any Funding shall be deemed to constitute, as of the date of such request or acceptance, (i) a representation and warranty by Aladdin Gaming that the conditions in this Section have been satisfied, and (ii) a confirmation by Aladdin Gaming of the granting and continuance of GE Capital?s Liens pursuant to the Operative Documents.

     8.   REPRESENTATIONS AND WARRANTIES.

           To induce GE Capital to enter into this Agreement, Aladdin Gaming represents and warrants to GE Capital that:

           (a) ORGANIZATION, ETC. Each of Aladdin Gaming, Holdings, LCNI and the Trust, are validly organized and existing and in good standing under the laws of the state or jurisdiction of its organization, is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification and where failure to do so would have a Material Adverse Effect; and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement and each of the other Operative Documents to which it is a party and to own, hold and, if applicable, lease its property and to conduct its business substantially as currently conducted by it the absence of which would have a Material Adverse Effect; provided however, that the failure of Aladdin Gaming to be in good standing in the State of Nevada shall be deemed to have a Material Adverse Effect on it.

           (b) DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by Aladdin Gaming of this Agreement and each of the other Operative Documents to which it is a Party, and participation by Aladdin Gaming in the consummation of all aspects of the Transaction, and the execution, delivery and performance by Aladdin Gaming of the other agreements executed and delivered in connection with the Transaction are in each case within Aladdin Gaming's powers, have been duly authorized by all necessary action, and do not

                (1)   contravene Aladdin Gaming's  Organizational
Documents;

                 (2) contravene any contractual restriction binding on or affecting Aladdin Gaming which contravention would have a Material Adverse Effect;

                (3) contravene (i) any court decree or order binding on or affecting Aladdin Gaming, or (ii) any Legal
Requirement binding on or affecting Aladdin Gaming; or

                (4) result in, or require the creation or imposition of, any Lien on any of Aladdin Gaming's properties
(except as expressly permitted by this Agreement).

            (c) GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect and except for filings and registrations of any UCC financing statements necessary to perfect GE Capital's security interest in the Collateral) is required for the due execution, delivery or performance by Aladdin Gaming of this Agreement and any other Operative Document to which it is a party, or the consummation of the Transaction (except for the licenses and approvals required under Nevada Gaming Laws).

           (d) VALIDITY, ETC. This Agreement and each other Operative Document executed by Aladdin Gaming will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of Aladdin Gaming, enforceable against Aladdin Gaming in accordance with their respective terms; and each other Operative Document executed by Aladdin Gaming will, on the due execution and delivery thereof by Aladdin Gaming, constitute the legal, valid and binding obligation of Aladdin Gaming enforceable against Aladdin Gaming in accordance with its terms (except, in any case above, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or
similar  laws  affecting  creditors'  rights  generally  and   by
principles of equity).

           (e) FINANCIAL INFORMATION. The financial statements of Aladdin Gaming, Holdings and LCNI furnished to GE Capital pursuant to Section 7(a)(20) hereof have been prepared in accordance with GAAP consistently applied, and present fairly the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. All balance sheets, all statements of operations, equity amounts, cash flow and all other financial information of Aladdin Gaming, Holdings and LCNI furnished pursuant to Section 10(a) hereof have been and will for periods following the Closing Date be prepared in accordance with GAAP consistently applied, and do or will present fairly the financial condition of the
Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended, except that quarterly financial statements need not include footnote disclosure and may be subject to ordinary year-end adjustment. Aladdin Gaming represents that (1) all factual information that has been or will be made available to GE Capital by or on behalf of Aladdin Gaming, Holdings and LCNI is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made, and (2) the projections that have been or will be made available to GE Capital by or on behalf of Aladdin Gaming, Holdings and LCNI have been or will be prepared in good faith based upon reasonable assumptions.

           (f) NO MATERIAL ADVERSE CHANGE. No material adverse change in (1) the financial condition, business, property, prospects or ability of Aladdin Gaming to perform in all material respects its obligations under any Operative Document to which it is a party or (2) the financial condition, business, property, prospects and ability of Holdings, LCNI or the Trust to perform in all material respects its obligations under any Transaction Document to which it is a party has occurred since the date of the financial statements of such Person delivered pursuant to
Section 7(a)(20) hereof.

          (g) LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending material litigation, action, proceeding, or labor controversy which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement or any other Operative Document, except as disclosed in Item 8(g) of the Disclosure Schedule.

          (h)  SUBSIDIARIES.  The Subsidiaries of Aladdin Gaming,
Holdings  and LCNI are identified in Item 8(h) of the  Disclosure
Schedule.

           (i) OWNERSHIP OF PROPERTIES. Aladdin Gaming (x) in the case of owned real property, has good and marketable fee title to, and (y) in the case of leased real property, holds valid and enforceable leasehold interests in, all of such owned or lease real property, as the case may be, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 11(c) hereof and where the failure to own or hold such title, as the case may be, will not have a Material Adverse Effect. Except as permitted pursuant to
Section 8(m) hereof or Section 11(c) hereof, Aladdin Gaming (x) in the case of owned personal property, has good and valid title to, and (y) in the case of leased personal property, holds valid and enforceable leasehold interests in, all of such material personal properties and assets, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 11(c) hereof, or where the failure to own or hold such title will not have a Material Adverse Effect.

           (j) TAXES. (1) Each of Aladdin Gaming, Holdings and LCNI has filed, or caused to be filed, all material tax and informational returns that are required to have been filed by it in any jurisdiction, and has paid all material Taxes shown to be due and payable on such returns and all other taxes and assessments payable by it, to the extent the same have become due and payable (other than those Taxes (i) that it is contesting in good faith and by appropriate proceedings, with adequate, segregated reserves established for such Taxes or (ii) with respect to which failure to pay the same could not reasonably be expected to have a Material Adverse Effect or to impair the interest of GE Capital in the Collateral) and, to the extent such Taxes are not due, has established reserves therefor by allocating, in the Trade Detail Report, amounts that are adequate for the payment thereof and are required by GAAP.

                (2) None of Aladdin Gaming, Holdings or LCNI has incurred any material Tax liability in connection with the Main Project or the other transactions contemplated by the Operative Documents which has not been disclosed in writing to, and approved by, GE Capital, except as set forth in Item 8(j) of the Disclosure Schedule.

           (k) PENSION AND WELFARE PLANS. During the twelve consecutive month period prior to the Closing Date and prior to the date of any Funding hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by Aladdin Gaming or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 8(k) in the Disclosure Schedule neither Aladdin Gaming nor any member of the Controlled Group has any Contingent Liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

           (l)  ENVIRONMENTAL WARRANTIES.  Except as set forth in
Item 8(l) in the Disclosure Schedule:

                 (1) all facilities and property (including underlying groundwater) owned or leased by Aladdin Gaming, Aladdin Bazaar and Aladdin Music have been, and continue to be, owned or leased by such Person in material compliance with all Environmental Laws;

                (2) there have been no past, and there are no pending or threatened

                     (i)  claims, complaints, notices or requests
for information received by Aladdin Gaming, Aladdin Bazaar or Aladdin Music with respect to any alleged violation of any Environmental Law, or

                    (ii)      complaints, notices or inquiries to
Aladdin   Gaming,  Aladdin  Bazaar  or  Aladdin  Music  regarding
potential liability under any Environmental Law;

                (3) there have been no Releases of Hazardous Substances at, on or under any property now or previously owned or leased by Aladdin Gaming, Aladdin Bazaar or Aladdin Music that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                (4) Aladdin Gaming, Aladdin Bazaar and Aladdin Music have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

                (5) to the Knowledge of Aladdin Gaming, no property now or previously owned or leased by Aladdin Gaming, Aladdin Bazaar or AMH, is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                (6) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by Aladdin Gaming, Aladdin Bazaar or Aladdin Music that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                (7) neither Aladdin Gaming, Aladdin Bazaar nor Aladdin Music has directly transported or directly arranged for the transportation of any Hazardous Substances to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against Aladdin Gaming, Aladdin Bazaar or Aladdin Music for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                (8) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by Aladdin Gaming, Aladdin Bazaar or Aladdin Music that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect; and

                (9) no conditions exist at, on or under any property now or previously owned or leased by Aladdin Gaming, Aladdin Bazaar or Aladdin Music which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

           (m) INTELLECTUAL PROPERTY. Aladdin Gaming, Holdings and LCNI owns or licenses (as the case may be) or will own or hold licenses for all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as Aladdin Gaming considers necessary for the conduct of the businesses of Aladdin Gaming without, to the Knowledge of Aladdin Gaming, any Infringement upon rights of other Persons, in each case except as could not reasonably be expected to individually or in the aggregate result in a Material Adverse Effect and there is no individual patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right or copyright the loss of which would result in a Material Adverse Effect, on Aladdin Gaming, Holdings or LCNI, except as may be disclosed in Item 8(m) in the Disclosure Schedule.

           (n) REGULATIONS U AND X. Neither Aladdin Gaming, Holdings or LCNI is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Fundings will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

           (o) ACCURACY OF INFORMATION. None of the factual information, taken as a whole (including the factual information set forth in the Discount Note Offering Circular), heretofore or contemporaneously furnished by or on behalf of Aladdin Gaming, Holdings or LCI in writing to GE Capital for purposes of or in connection with this Agreement or any transaction contemplated hereby or with respect to the Transaction (true and complete copies of which were furnished to GE Capital in connection with its execution and delivery hereof), contains any untrue statement of a material fact, and none of the other factual information, taken as a whole, hereafter furnished in connection with this Agreement or any other Operative Document by Aladdin Gaming, Holdings or LCI to GE Capital will contain any untrue statement of a material fact on the date as of which such information, taken as a whole, is dated or certified and, as of the Closing Date, the information delivered prior thereto (unless such information specifically relates to a prior date) does not, and the factual information, taken as a whole, hereafter furnished shall not on the date as of which such information is dated or certified, omit to state any material fact necessary to make such information, taken as a whole, not misleading.

           (p) EXISTING DEFAULTS. There is no Default or Event of Default which has occurred and is continuing under any of the Transaction Documents.

           (q) CONTINGENT LIABILITIES. None of Aladdin Gaming, Holdings or LCNI has any material Contingent Liabilities in respect of Indebtedness (excluding, however, Indebtedness of the nature referred to in clause (d) of the definition thereof) or obligations except those authorized under or contemplated by the Transaction Documents and not prohibited by this Agreement.

           (r) BUSINESS, DEBT, CONTRACTS, ETC. None of Aladdin Gaming, Holdings or LCNI has conducted any business other than the business contemplated by the Transaction Documents. None of Aladdin Gaming, Holdings or LCNI has any outstanding Indebtedness other than Indebtedness incurred under the Transaction Documents or permitted under the Transaction Documents or liabilities other than those incurred under the Transaction Documents or permitted under the Transaction Documents, and is not a party to or bound by any contract other than as contemplated by the Transaction Documents to which such Person is a party or permitted under the Transaction Documents.

          (s) REPRESENTATIONS AND WARRANTIES. As of the Closing Date (in each case except to the extent related to a different date), all representations and warranties of Aladdin Gaming, Holdings, LCNI and the Trust and, to the best of Aladdin Gaming's Knowledge, the Design/Builder, Fluor, the Architect of Record, and each other Major Contractor and each other Person (other than Aladdin Gaming) to a Material Main Project Document contained in the Transaction Documents are true and correct in all material respects (unless the failure of such representation or warranty could not reasonably be expected to have a Material Adverse Effect) and Aladdin Gaming hereby confirms each such representation and warranty made by it with the same effect as if set forth in full herein.

           (t) IN BALANCE REQUIREMENT. As of the date of each Funding the Main Project Budget shall be In Balance.

           (u) MAIN PROJECT BUDGET. The Main Project Budget (1) is consistent with the provisions of the Operative Documents in all material respects, (2) has been and will be prepared in good faith and with due care, (3) sets forth, for each Line Item, the total Main Project Costs which are anticipated to be incurred through Final Completion, and (4) fairly represents Aladdin Gaming's expectation as to the matters covered thereby. The Main Project Budget (including the detailed schedules thereto) allocates the Main Project Costs to be incurred with respect to construction and completion of each of the Hotel/Casino Component, the Energy Project Component and the Equipment Component.

           (v) FEES AND ENFORCEMENT. Other than amounts that have been paid in full or will have been paid in full by the Closing Date or the date when due for same, no material fees or Taxes, including stamp, transaction, registration or similar taxes, are required to be paid for the legality, validity or enforceability of the Operative Documents.

           (w) ERISA COMPLIANCE. Either (1) there are no ERISA Plans for Aladdin Gaming or any member of the Controlled Group or
(2) Aladdin Gaming and each member of the Controlled Group have fulfilled their obligations (if any) under the minimum funding standards of ERISA and the Code for each ERISA Plan in compliance in all material respects with the currently applicable provisions of ERISA and the Code and have not incurred any liability to the PBGC or an ERISA Plan under Title IV of ERISA (other than liability for premiums due in the ordinary course). Neither the execution of this Agreement or the other Operative Documents nor the consummation of the Transaction will involve a "prohibited transaction" within the meaning of Section 406 of ERISA or
Section 4975 of the Code which is not exempt under Section 408 of ERISA or under Section 4975(d) of the Code.

            (x) LABOR DISPUTES; ACTS OF GOD; CASUALTY AND CONDEMNATION. Neither the business nor the properties of Aladdin Gaming or, to the Knowledge of Aladdin Gaming, any other party to a Material Main Project Document is affected by any fire, explosion, accident, strike, lockout or other labor dispute (except as set forth in Item 8(x) in the Disclosure Schedule as in effect on the Closing Date), drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty  or  Force  Majeure  Event,  that  could  reasonably  be expected to have a Material Adverse Effect. As of the date hereof, there is no casualty or condemnation proceeding pending or, to the best knowledge of Aladdin Gaming, threatened, affecting all or a portion of the Site.

           (y) GOVERNMENT REGULATION. None of Aladdin Gaming, Holdings, LCNI or the Trust is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Interstate Commerce Act or registration under the Investment Company Act of 1940 or under any other Federal or state statute or regulation which may limit its ability to incur Indebtedness, other than the Nevada Gaming Laws (from and after the date that such Person holds any Gaming License), or which may otherwise render all or any portion of the Obligations unenforceable. Incurrence of the Obligations under the Operative Documents complies with all applicable provisions of the Nevada Gaming Laws.

           (z) NO BROKERS. Aladdin Gaming represents that no broker or finder was responsible for or involved with the parties in connection with the transactions contemplated by this Agreement and the other Operative Documents and that there is no obligation for the payment of any brokerage commission, compensation or fee of any kind with respect to this Agreement or any other Operative Document except those included as Fees.

           (aa) INSURANCE POLICIES. Item 8(aa) in the Disclosure Schedule lists all insurance of any nature maintained for current occurrences by Aladdin Gaming, as well as a summary of the terms of such insurance. Aladdin Gaming covenants that such insurance complies with and shall at all times comply with the standards set forth in Section 10(e) hereof.

           (bb)  REPRESENTATIONS  AND  WARRANTIES  REGARDING  THE
COLLATERAL.

               (1) On the date on which the Funding is made with respect thereto, (A) with respect to Fundings under the Term Loan Facility, Aladdin Gaming shall be the sole owner of each item of the Collateral with respect to which such Funding has been made, and (B) with respect to Fundings under the Lease Facility, GE Capital shall be the sole owner of each item of the Collateral with respect to which such Funding has been made, having good and marketable title thereto free and clear of any and all Liens except (i) the security interest granted to GE Capital under this Agreement, (ii) Permitted Encumbrances, and (iii) with respect to the Equipment leased pursuant to the Master Lease Agreement, Liens created by or arising through GE Capital. Aladdin Gaming will warrant and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest thereon.

                (2) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as have been filed in favor of GE Capital pursuant to this Agreement, or (ii) such as relate to Permitted Encumbrances.

                (3)   As  a  result of the filing of  appropriate
financing statements in the State of Nevada, this Agreement is effective to create a valid and continuing Lien on and perfected security interest in favor of GE Capital in the Collateral with respect to which a security interest may be perfected by filing pursuant to the Code, which lien and security interest is prior to all other Liens (other than Permitted Encumbrances), and is enforceable as such as against creditors of and purchasers from Aladdin Gaming. All action (including, without limitation, all filings, registrations and recordings) necessary to create and perfect the security interest granted to GE Capital hereby in respect of each item of the Collateral has been duly accomplished.

                (4) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (except for those by or with the Nevada Gaming Authorities when Aladdin Gaming, the Aladdin Parties and/or LCNI are licensed or registered under the Nevada Gaming Laws) is required for either
(i) the pledge or grant by Aladdin Gaming of the Liens purported to be created in favor of GE Capital pursuant to any of the
Operative Documents, or (ii) the exercise by GE Capital of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Operative Documents or created or provided for by Applicable Law), except for filings or recordings contemplated by clause (3) above.

                (5) The chief executive office or chief place of business (as such terms are used in Article 9 of the Uniform Commercial Code as in effect in the States of New York and Nevada from time to time) of Aladdin Gaming is located in Clark County, Nevada. Aladdin Gaming's federal employer identification number is 86-0856993. Aladdin Gaming shall not change its chief executive office or principal place of business, without giving written notice thereof to GE Capital within thirty (30) days following such change and taking all actions deemed by GE Capital necessary or appropriate to protect and perfect GE Capital?s interest in the Collateral.

                (6) All of the Collateral is, or when installed pursuant to the Main Project Documents will be, located on the Subject Property.

                (7) Aladdin Gaming's books of accounts and records are located at the chief executive office or the chief place of business.

     9.   [INTENTIONALLY OMITTED]

     10.  AFFIRMATIVE COVENANTS

      Aladdin Gaming covenants and agrees that, unless GE Capital shall otherwise consent in writing, from and after the date hereof:

           (a)   FINANCIAL  INFORMATION, REPORTS,  NOTICES,  ETC.
Aladdin Gaming will furnish, or will cause to be furnished, to GE
Capital copies of the following financial statements, reports, notices and information:

                (1) as soon as available and in any event within 30 days after the end of each month other than the last month of any Fiscal Quarter, a balance sheet of Aladdin Gaming and a consolidated and consolidating balance sheet of Aladdin Gaming and Subsidiaries, in each case as of the end of such month, and consolidated and consolidating statements of earnings and cash flow of Aladdin Gaming and Subsidiaries and statements of earnings and cash flow of Aladdin Gaming for such month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, certified as complete and correct by the chief financial or accounting Authorized Representative of Aladdin Gaming;

                (2)  as soon as available and in any event within
45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a balance sheet of Aladdin Gaming, Holdings and LCNI and a consolidated and consolidating balance sheet of Aladdin Gaming and Subsidiaries, and Holdings and LCNI and each of their respective Subsidiaries, in each case as of the end of such Fiscal Quarter, and consolidated and consolidating statements of earnings and cash flow of Aladdin Gaming and Subsidiaries, Holdings and LCNI and each of their respective Subsidiaries and statements of earnings and cash flow of Aladdin Gaming, Holdings and LCNI , in each case for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified as complete and correct by the chief financial or accounting Authorized Representative of the Person for which such information is being delivered;

                (3) as soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual consolidated audited financial statements for such Fiscal Year for such Person and for Aladdin Gaming and Subsidiaries, Holdings and LCI and their respective Subsidiaries, including therein a consolidated and consolidating balance sheet of Aladdin Gaming and Subsidiaries, Holdings and LCI and their respective Subsidiaries as of the end of such Fiscal Year and consolidated and consolidating statements of earnings and cash flow of Aladdin Gaming and Subsidiaries, Holdings and LCI and their respective Subsidiaries for such Fiscal Year, in each case as audited (without any Impermissible Qualification) by nationally recognized independent public accountants acceptable to GE Capital;

                (4) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year and within 90 days after the end of the Fiscal Year, a Compliance Certificate, executed by the chief financial or accounting Authorized Representative of Aladdin Gaming, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to GE Capital) compliance (currently and on a proforma basis after giving effect the payments to be made in respect of all Federal, state and local income taxes of Aladdin Gaming or, if Aladdin Gaming is treated as a pass-through entity or is not treated as a separate entity for United States federal income tax purposes, the payments to be made pursuant to clause
(3) of Section 11(f) hereof) with the financial covenants set forth in Section 11(d) hereof.

                (5) as soon as possible and in any event within 90 days after the end of the fiscal year of the Trust, an annual statement, prepared by the Trust's tax accountants and certified by an Authorized Representative of the Trust, confirming that the net worth of the Trust based upon the fair market value of its assets less liabilities is more than One Hundred Million Dollars ($100,000,000.00);

                (6)   as soon as possible and in any event within
three days after Aladdin Gaming, Holdings or LCI obtains Knowledge of the occurrence of a Default, a statement of the chief executive, financial or accounting Authorized Representative of such Person setting forth details of such Default and the action which such Person has taken and proposes to take with respect thereto; and as soon as possible and in any event within one Business Day after Aladdin Gaming receives notice of a Default, a copy thereof (and Aladdin Gaming shall cause the Administrative Agent to provide to GE Capital a copy of any notice concurrently with delivery thereof to Aladdin Gaming);

                (7)   as soon as possible and in any event within
five Business Days after Aladdin Gaming, Holdings or LCI obtains Knowledge of (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy of the type and materiality described in Item 8(g) of the Disclosure Schedule, or (y) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Item 8(g) of the Disclosure Schedule, notice thereof and, to the extent GE Capital reasonably requests, copies of all documentation relating thereto;

               (8)  promptly after the sending or filing thereof,
(x) copies of all reports and registration statements which Aladdin Gaming, Holdings or LCNI files with the SEC or any national or foreign securities exchange, and (y) copies of all reports required to be filed by Aladdin Gaming with any Governmental Instrumentality, including any reports with respect to Environmental Matters and the Permits;

                (9) immediately upon becoming aware of (w) the institution of any steps by Aladdin Gaming or any other Person to terminate any Pension Plan, (x) the failure to make a required contribution to any Pension Plan, if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (y) the taking of any action with respect to a Pension Plan which could result in the requirement that Aladdin Gaming furnish a bond or other security to the PBGC or such Pension Plan, or (z) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by Aladdin Gaming, Holdings or LCNI of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

                (10) promptly upon receipt thereof, copies of all detailed management letters submitted to Aladdin Gaming by the independent public accountants referred to in Section 10(a)(2) hereof in connection with each audit made by such accountants of the books of Aladdin Gaming, Holdings or LCNI ;

                (11) promptly when available and in any event no later than 45 days prior to the last day of each Fiscal Year (commencing after the Closing Date), a budget for the next Fiscal Year, which budget shall be prepared on a Fiscal Quarter basis and shall contain a projected, consolidated balance sheet and statement of earnings and cash flow of Aladdin Gaming and Subsidiaries for such Fiscal Year, prepared in reasonable detail by the chief accounting or financial Authorized Representative of Aladdin Gaming (GE Capital shall have the right to request clarifications on such budget within 20 days after delivery thereof);

                (12) promptly and in any event within five Business Days after the receipt thereof, any material notice received by Aladdin Gaming, any Aladdin Party or LCNI from any Nevada Gaming Authority, including all NGC-l Reports and all exception reports, which notice relates to the construction, operation or maintenance of the Main Project, any Permit related thereto or any Equity Interest or any Membership Interest in any such Person;

                (13) as soon as available and in any event within 30 days after the end of each month following the Opening Date, a report detailing the occupancy rate of the Hotel, the average room rate thereof, the win rate at the Casino and such other information prepared by Aladdin Gaming relating to the operation and condition of the Hotel/Casino;

               (14) prior to Final Completion, within 30 days after the end of each month, a monthly status report describing in reasonable detail the progress of the construction of each Construction Component and the Main Project as a whole since the immediately preceding report hereunder, including the cost incurred to the end of such month, an estimate of the time and cost required to complete each Construction Component and the Main Project as a whole, the progress of construction and how it relates to the Construction Benchmark Schedule and such other information and reports as GE Capital or Construction Consultant may reasonably request; and

                (15) prior to Final Completion promptly after receipt thereof by Aladdin Gaming, all progress reports provided by the Design/Builder pursuant to the Design/Build Contract and the attachments thereto, if any, and such additional information relative thereto as GE Capital or Construction Consultant may reasonably request;

                (16) as soon as possible and in any event within three days after Aladdin Gaming obtains Knowledge thereof, notice of any event, occurrence or circumstance which reasonably could be expected to cause the Main Project Budget not to be In Balance or render Aladdin Gaming, one or more of the Completion Guarantors, the Design/Builder, Fluor, the Energy Project Provider, or the Energy Project Guarantor incapable of, or preventing such Person from (x) achieving the Completion Date on or before the Outside Completion Deadline or (y) meeting any material obligation of such Person under the Operative Documents, the Design/Build Contract or the other Material Main Project Documents as and when required thereunder;

                (17) as soon as possible and in any event within three days after Aladdin Gaming obtains Knowledge thereof, notice of any termination or event of default or notice thereof or any requests for indemnification of any other party or any other notice relating to material rights or obligations with respect to the Reciprocal Easement Agreement, Site Work Agreement or Common Parking Area Use Agreement pursuant to the terms thereof under any Material Main Project Document;

                (18) any change in the Authorized Representatives of Aladdin Gaming and such notice shall include a certified specimen signature of any new Authorized Representative so appointed and, if requested by GE Capital, satisfactory evidence of the authority of such new Authorized Representative;

                (19) prior to Final Completion, any proposed material change in the nature or scope of the Main Project or the business or operations of Aladdin Gaming, Holdings or LCNI;

                (20) prior to Final Completion, any notice of any schedule delay delivered under the Design/Build Contract and all remedial plans and updates thereof;

                 (21)   the  occurrence  or  existence   of   any
Environmental   Matter  requiring  notice   to   a   Governmental
Instrumentality or with respect to which notice is received from a Governmental Instrumentality;

                (22) any Event of Loss or any other event or development which could reasonably be expected to have a Material
Adverse Effect;

                (23) prior to Final Completion, promptly, but in no event later than ten days after the receipt thereof by Aladdin Gaming, copies of (x) all Main Project Documents and Permits obtained or entered into by Aladdin Gaming after the Closing Date, (y) any amendment, supplement or other modification to any Permit received by Aladdin Gaming after the Closing Date, and (z) all notices relating to the Main Project received by or delivered to Aladdin Gaming from any Governmental Instrumentality or any of the other Project Parties;

                (24)  concurrently with delivery thereof  to  the
Administrative  Agent,  each  Final  Advance  Request   delivered
pursuant to Section 2.4.2(b) of the Disbursement Agreement; and

                 (25) such other information respecting the condition or operations, financial or otherwise, of Aladdin Gaming, Holdings or LCNI as required by the other Transaction Documents applicable to it (including information and reports from the chief accounting or financial Authorized Representative of Aladdin Gaming), in such detail as GE Capital may reasonably request.

           (b) COMMUNICATION WITH ACCOUNTANTS. Aladdin Gaming authorizes GE Capital to communicate directly with its independent certified public accountants and tax advisors and authorizes those accountants to disclose to GE Capital any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of Aladdin Gaming. At or before the Closing Date, Aladdin Gaming shall deliver a letter addressed to such accountants and tax advisors instructing them to comply with the provisions of this Section. GE Capital shall inform Aladdin Gaming prior to communicating directly with Aladdin Gaming's independent certified public accountants and tax advisors, and Aladdin Gaming shall be permitted to participate in such communications.

           (c)   COMPLIANCE WITH LAWS, ETC.  Aladdin  Gaming  and
Subsidiaries will comply in all material respects with all applicable Legal Requirements, including:

                (1) the maintenance and preservation of the corporate or other organizational existence of such Person; and

                 (2) the payment, before the same become delinquent, of all material Taxes imposed upon it or upon its property, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves, if any, in accordance with GAAP shall have been set aside on its books.

           (d) MAINTENANCE OF PROPERTIES; OPERATION; RESERVES. Aladdin Gaming and Subsidiaries will maintain, preserve, protect and keep the portion of the Site owned or leased by such Person in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times. Aladdin Gaming will operate the Aladdin Hotel and Casino as a luxury themed casino hotel (with a separate level of the Casino catering to premium players) in accordance with the standards which shall be at least equivalent to the standards of the Mirage on the Closing Date. Aladdin Gaming shall maintain adequate working capital reserves and other reserves as set forth in the annual budget to be delivered by Aladdin Gaming in accordance with Section 10(a)(11) hereof.

          (e)  INSURANCE.

                (1) Aladdin Gaming shall, at its own expense, maintain the policies of insurance in such amounts and as otherwise described in ANNEX C. Aladdin Gaming agrees to deliver to GE Capital evidence of insurance satisfactory to GE Capital. No insurance shall be subject to any co-insurance clause. Aladdin Gaming hereby directs all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder solely with respect to the Collateral directly to GE Capital. Aladdin Gaming irrevocably makes, constitutes and appoints GE Capital (and all officers, employees or agents designated by GE Capital) as Aladdin Gaming?s true and lawful agent and attorney in-fact for the purpose of making, settling and adjusting claims under the "All Risk" policies of insurance, endorsing the name of Aladdin Gaming on any check, draft, instrument or other item of payment for the proceeds of such "All Risk" policies of insurance solely with respect to the Collateral, and for making all determinations and decisions with respect to such "All Risk" policies of insurance solely with respect to the Collateral. In the event Aladdin Gaming at any time or times hereafter shall fail to obtain or maintain (or fail to cause to be obtained or maintained) any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, GE Capital, without waiving or releasing any Obligations or Event of Default hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which GE Capital deems advisable. All sums so disbursed, including attorneys? fees, court costs and other charges related thereto, shall be payable, on demand, by Aladdin Gaming to GE Capital and shall be additional Obligations hereunder secured by the Collateral.

                (2) Aladdin Gaming shall deliver to GE Capital endorsements to all of its (i) "All Risk" and business interruption insurance naming GE Capital as loss payee, and
(ii) general liability and other liability policies naming GE Capital as an additional insured.

           (f) BOOKS AND RECORDS. Aladdin Gaming shall maintain adequate books, accounts and records with respect to its business in compliance in all material respects with the regulations of any Governmental Authority having jurisdiction thereof and, with respect to financial statements, in accordance with GAAP. Subject to reasonable safety requirements and the rights of other Persons, and (from and after the date that Aladdin Gaming holds a Gaming License) subject to Nevada Gaming Laws, Aladdin Gaming shall, at its cost and expense, permit employees or agents of GE Capital and the Construction Consultant at any reasonable times and upon reasonable prior notice to inspect the

Main Project, to examine or audit all of Aladdin Gaming's books, accounts and records pertaining or related to the Main Project, to make copies and memoranda thereof and, with respect to any Environmental Matters, to perform any tests or studies and prepare any reports reasonably required by GE Capital. For all expenditures with respect to which Fundings are made, Aladdin Gaming shall retain, until at least five (5) years after GE Capital has received the report specified in Section 10(a)(1) hereof for the calendar month in which the last Funding was made by GE Capital, all records (contracts, orders, invoices, bills, receipts and other documents) evidencing such expenditures.

           (g) SUPPLEMENTAL DISCLOSURE. At the request of GE Capital (in the event that such information is not otherwise delivered by Aladdin Gaming to GE Capital pursuant to this Agreement) but not more frequently than every three (3) months, Aladdin Gaming will supplement (or cause to be supplemented) each Schedule hereto, or representation herein or in any other Operative Document with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby; provided however, that such supplement to such Schedule or representation shall not be deemed an amendment thereof unless expressly consented to in writing by GE Capital, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by GE Capital of any Default disclosed therein. Aladdin Gaming shall, if so requested by GE Capital, furnish to GE Capital as often as it reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as GE Capital may reasonably request, all in reasonable detail, and, Aladdin Gaming shall advise GE Capital promptly, in reasonable detail, of (i) any Lien, other than as permitted pursuant to Section 8(f), attaching to or asserted against any of the Collateral, (ii) any material change in the composition of the Collateral, and (iii) the occurrence of any other event which would have a Material Adverse Effect upon the Collateral and/or GE Capital's Lien thereon.

          (h) FISCAL YEAR. Aladdin Gaming shall maintain as its fiscal year the twelve month period ending on December 31 of each year.

          (i)  CASUALTY AND CONDEMNATION.

                (1) Aladdin Gaming hereby assumes and shall bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever. Aladdin Gaming shall promptly notify GE Capital of any loss, damage, or destruction to any Collateral having a value in excess of $100,000.00, whether or not covered by insurance. Any such event occurring with respect to the Collateral is hereinafter referred to as a "Casualty Occurrence." On or before the Payment Date next following ninety (90) days after the date of the Casualty Occurrence with respect to any item of Collateral having a value in excess of $100,000.00 or with respect to multiple items of Collateral having an aggregate value in excess of $100,000.00 (the "Casualty Payment Date"), Aladdin Gaming shall either (as selected by Aladdin Gaming):

                    (A) replace, repair or restore the Collateral having suffered the Casualty Occurrence with equipment of comparable make and model, having an equal or greater value, utility and remaining useful life, in as good an operating condition as the Collateral having suffered the Casualty Occurrence, which is free and clear of all liens and encumbrances; and Aladdin Gaming shall deliver to GE Capital such documents and instruments as reasonably may be required by GE Capital in connection with such replacement, repair or restoration, including (without limitation) Uniform Commercial Code financing statements or statements of amendment to be filed at Aladdin Gaming's expense and, if the Collateral having suffered the Casualty Occurrence was leased pursuant to the Master Lease Agreement, a bill of sale and an amended Annex A to the applicable Equipment Schedule with respect to such Collateral; or

                     (B) prepay to GE Capital that portion of the
Term  Loan  attributable to the Collateral  having  suffered  the
Casualty  Occurrence  or, if the Collateral having  suffered  the
Casualty Occurrence was leased pursuant to the Master Lease Agreement, pay to GE Capital the sum of (i) the Stipulated Loss Value of such Collateral calculated in accordance with Annex D attached to the applicable Equipment Schedule as of the Rent
Payment Date next preceding such Casualty Occurrence, and (ii) all Rent and other amounts which are due under the Master Lease Agreement with respect to such Collateral as of the Casualty Payment Date; and, in any event, Aladdin Gaming shall pay to GE Capital the amount of any Breakage Loss incurred by GE Capital (or any Participant) as a result of or in connection with such Casualty Occurrence and such payment (if such payment is made on a day which is not a payment date). If the Collateral having suffered the Casualty Occurrence was leased pursuant to the Master Lease Agreement, the Lease Term as to such Collateral shall terminate upon payment of all sums required pursuant to this Section and GE Capital will transfer, on an AS IS, WHERE IS BASIS, without recourse or warranty, express or implied, of any kind whatsoever ("AS IS BASIS") (except as provided in the following sentence), all of GE Capital's interest in and to such Collateral. GE Capital shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Collateral and other matters (except that GE Capital shall warrant that it has conveyed whatever interest it received in such Collateral free and clear of any lien or encumbrance created by or arising through GE Capital).

                (2) Aladdin Gaming shall, promptly upon learning of the institution of any proceeding for the condemnation or other taking of any of the Collateral, notify GE Capital of the pendency of such proceeding, and agrees that GE Capital may participate in any such proceeding and Aladdin Gaming from time to time will deliver to GE Capital all instruments reasonably requested by GE Capital to permit such participation. GE Capital shall (and is hereby authorized to) collect any and all awards, payments or other proceeds of any such condemnation or taking and apply such proceeds to the reduction of the Obligations in the manner set forth in Section 3(d) or, at GE Capital?s option in its sole discretion, may permit or require Aladdin Gaming to use such proceeds, or any part thereof, to replace, repair or restore such Collateral as provided in paragraph (A) above.

          (j)  COVENANTS REGARDING THE COLLATERAL.

                (1) Aladdin Gaming shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral. Aladdin Gaming shall mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted pursuant hereto.

                (2) All of the Collateral is and will be used or held for use by Aladdin Gaming in the conduct of its business and in a manner complying with all Applicable Laws unless the failure to comply with such Applicable Law would not have a Material Adverse Effect, and Aladdin Gaming shall not permanently discontinue use of the Collateral; provided that (i) Aladdin Gaming need not comply with any Applicable Law to the extent that such law is being contested in good faith by appropriate proceedings which do not have a Material Adverse Effect on the interest of GE Capital in the Collateral and do not give rise to the risk of any criminal liability on the part of GE Capital,
(ii) Aladdin Gaming need not comply with any Applicable Law to the extent that Aladdin Gaming shall have obtained a non-conforming use or similar permit, and (iii) Aladdin Gaming may store on the Subject Property indefinitely any item of Collateral not then necessary for the operation of its business.

                (3) Aladdin Gaming shall keep and maintain the Collateral in good operating order, appearance, condition and repair (ordinary wear and tear excepted) in a manner consistent with customary industry practice and shall make all necessary replacements thereof. Aladdin Gaming shall promptly inform GE Capital of any material additions to or deletions from the Collateral.

                 (4)    Aladdin  Gaming  shall  not  permit   any
Collateral to become an accession to other personal property, unless GE Capital has a valid, perfected, and first priority Lien in such personal property.

                (5) Aladdin Gaming shall not, without the prior written consent of GE Capital, (A) remove any of the Collateral from the Subject Property (except, prior to the occurrence of an Event of Default, (i) to be stored in the warehouse on the Subject Property, or (ii) on a temporary basis for purposes of repair); or (B) sell, lease as a lessor, or otherwise dispose of any of the Collateral or any interest therein.

                 (6) Aladdin Gaming shall, if at any time reasonably requested by GE Capital, affix in a prominent position on each unit of Collateral having a value in excess of $5,000.00 plates, tags or other identifying labels showing the interest therein of GE Capital. Aladdin Gaming will not, without GE Capital's prior written consent, alter or remove any identifying symbol or number on the Collateral.

                (7)   Aladdin Gaming will not, without the  prior
consent of GE Capital, affix or install any accessory, equipment or device on any Collateral if such addition will materially impair the value, originally intended function or use of such Collateral. All additions, repairs, parts, supplies, accessories, equipment, and devices furnished, attached or affixed to any Collateral which are not readily removable without material damage to the Collateral shall be made only in compliance with Applicable Law, shall be free and clear of all Liens, encumbrances or rights of others, and shall become subject to the security interest of GE Capital. Aladdin Gaming will not, without the prior written consent of GE Capital and subject to such conditions as GE Capital may impose for its protection, affix or install any Collateral to or in any other personal or real property unless such Collateral may be removed from such other personal or real property without material damage to the Collateral or the other real or personal property. Any alterations or modifications to the Collateral that are, at any time during the term of this Agreement, required to comply with any Applicable Law, shall be made at the expense of Aladdin Gaming.

               (8) Subject to Nevada Gaming Laws, Aladdin Gaming shall: (A) provide access to the Subject Property during normal business hours to GE Capital and its agents as frequently as GE Capital determines to be appropriate (except so long as no Event of Default has occurred and is then continuing, GE Capital may not exercise this right of access more than two (2) times per calendar year), upon reasonable advance notice (unless an Event of Default shall have occurred and is continuing, in which event no notice shall be required and GE Capital shall have access at any and all times); (B) permit GE Capital and its agents to inspect, audit and make extracts from Aladdin Gaming's records, files and books of account; and (C) permit GE Capital to conduct audits to inspect, review and evaluate the Collateral, and Aladdin Gaming agrees to provide to GE Capital (at Aladdin Gaming's cost and expense) such clerical and other assistance as reasonably may be requested with regard thereto. Aladdin Gaming shall make available to GE Capital, as quickly as practicable under the circumstances, originals or copies of all books, records, board minutes, contracts, insurance policies, environmental audits, business plans, files, financial statements (actual and pro forma), filings with Federal, state and local regulatory agencies, and other instruments and documents, which GE Capital reasonably may request and that relate to the Collateral or the financial condition of Aladdin Gaming. Aladdin Gaming shall deliver any document or instrument reasonably necessary for GE Capital, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Aladdin Gaming, and shall maintain duplicate records or supporting documentation on media, including (without limitation) computer tapes and disks owned by Aladdin Gaming. Aladdin Gaming shall instruct its independent certified public accountants and its banking and other financial institutions to make available to GE Capital such information and records as GE Capital reasonably may request from time to time.

                (9) Provided that no Event of Default shall then have occurred and be continuing, at Aladdin Gaming's expense, upon ten (10) Business Days' prior written notice to GE Capital, Aladdin Gaming may elect to replace an item of the Collateral (a "Substituted Item") with a new item of Equipment (a "Replacement Item"), due to the obsolescence of the Substituted Item or if the Substituted Item is rendered inoperable or unusable in Aladdin Gaming's reasonable determination or if Aladdin Gaming reasonably determines that such Substituted Item is no longer necessary in the operation of its business. Replacements pursuant hereto shall be limited to once per quarter for any number of Substituted Items. Each Replacement Item shall be free and clear of all liens and encumbrances and shall have at least the value, utility and remaining useful life and be in as good an operating condition as the Substituted Item, assuming that the Substituted Item had been maintained in accordance with the provisions of this Agreement. Aladdin Gaming shall pay to GE Capital an administration fee in connection with each such substitution (regardless of the number of the Substituted Items) of $1,000.00, and shall execute and deliver to GE Capital such documents and instruments with respect to each Replacement Item as reasonably may be required by GE Capital in connection with such replacement, including (without limitation) Uniform Commercial Code financing statements or statements of amendment to be filed at Aladdin Gaming's expense and (to the extent that such Substituted Item constituted an item of Equipment leased pursuant to the Master Lease Agreement) a bill of sale and an amended Annex A to the applicable Equipment Schedule with respect to each Replacement Item. Upon compliance by Aladdin Gaming with the provisions hereof, if the

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

Substituted Item was leased pursuant to the Master Lease Agreement, GE Capital will transfer to Aladdin Gaming, on an AS IS BASIS (except as set forth in the following sentence), all of GE Capital's interest in and to the Substituted Item. GE Capital shall not be required to make and may specifically disclaim any representation or warranty as the condition of the Substituted Item and any other matters (except that GE Capital shall warrant that it conveyed whatever interest it received in the Substituted Item free and clear of any lien or encumbrance created by or arising through GE Capital). GE Capital shall execute and deliver to Aladdin Gaming such Uniform Commercial Code statements of partial release as reasonably may be required in order to terminate any interest of GE Capital in and to the Substituted Item.

           (k) CONTINUOUS PERFECTION. Aladdin Gaming shall not change its name, identity or organizational structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the Code or any other then applicable provision of the Code unless Aladdin Gaming shall have given GE Capital written notice thereof within thirty (30) days following such change and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by GE Capital to amend such financing statement or continuation statement so that it is not seriously misleading.

           (l) GE CAPITAL'S APPOINTMENT AS ATTORNEY-IN-FACT. Subject to Nevada Gaming Laws, effective upon the occurrence and during the continuation of an Event of Default, Aladdin Gaming hereby irrevocably constitutes and appoints GE Capital and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Aladdin Gaming and in the name of Aladdin Gaming or in its own name, from time to time in GE Capital's discretion, for the purpose of carrying out the terms of this Agreement and any other Operative Document, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and any other Operative Document and, without limiting the generality of the foregoing, hereby grants to GE Capital the power and right, on behalf of Aladdin Gaming, without notice to or assent by Aladdin Gaming, and at any time, to do the following:

                (1) continue any insurance existing pursuant to and required by the terms of the Operative Documents, and pay all or any part of the premiums therefor and the costs thereof;

                (2) receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral;

                (3) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral;

                (4) pay or discharge taxes, liens, security interest, or other encumbrances levied or placed on or threatened against the Collateral;

                (5) effect any repairs or obtain any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and costs thereof;

               (6) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to GE
Capital or as GE Capital shall direct;

                (7) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with the Collateral;

                (8)   settle,  compromise  or  adjust  any  suit,
action,  or  proceeding  relating  to  the  Collateral  and,   in
connection  therewith, give such discharges  or  releases  as  GE
Capital may deem appropriate;

                (9)  commence and prosecute any suits, actions or
proceedings   of  law  or  equity  in  any  court  of   competent
jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

               (10) defend any suit, action or proceeding brought against Aladdin Gaming with respect to any Collateral if Aladdin Gaming does not defend such suit, action or proceeding or if GE Capital believes that Aladdin Gaming is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral; and

                (11) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though GE Capital were the absolute owner thereof for all purposes, and to do, at GE Capital's option and Aladdin Gaming's expense, at any time, or from time to time, all acts and things which GE Capital reasonably deems necessary to perfect, preserve, or realize upon the Collateral and GE Capital?s Lien therein in order to effect the intent of this Agreement and the other Operative Documents, all as fully and effectively as Aladdin Gaming might do.

                Aladdin Gaming hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section is a power coupled with an interest and shall be irrevocable.

                The powers conferred on GE Capital hereunder are solely to protect GE Capital's security interests in the Collateral and shall not impose any duty upon it to exercise any such powers. GE Capital shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and none of its officers, directors, employees, agents or representatives shall be responsible to Aladdin Gaming for any act or failure to act, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (m) INDEMNIFICATION. (1) Aladdin Gaming hereby agrees to indemnify on an after-tax basis, defend, save and keep harmless GE Capital, the Participants, their agents, employees, successors and assigns, (each, an "Indemnified Person"), from and against any and all suits, actions, costs, fines, deficiencies, penalties, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) (each, a "Claim") which may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended under this Agreement or any other Operative Document, or in connection with or arising out of the transactions contemplated hereunder and thereunder, of whatsoever kind and nature, in contract or tort, and including, but not limited to, strict liability in tort, arising out of (A) the selection, manufacture, purchase, acceptance or rejection of Collateral, the ownership of Collateral during the Lease Term, and the delivery, lease, possession, maintenance, use, condition, return or operation of the Collateral (including, without limitation, latent and other defects, whether or not discoverable by an Indemnified Person or Aladdin Gaming and any claim for patent, trademark or copyright infringement or environmental damage), or (B) the condition of Collateral sold or disposed of after use by Aladdin Gaming, or
(C) Environmental Claims or Environmental Liabilities and Costs and, unless Aladdin Gaming is then contesting in good faith such Environmental Claim or Environmental Liabilities and Costs and Aladdin Gaming has set aside on its books appropriate reserves therefor, Aladdin Gaming shall fully and promptly pay, perform and discharge any such Environmental Claim or Environmental Liabilities and Costs. Notwithstanding the foregoing, Aladdin Gaming shall not be required to indemnify any Indemnified Person for any Claim to the extent such Claim (i) arises out of or results from the gross negligence or willful misconduct of such Indemnified Person or any of its Affiliates; (ii) arises out of or relates to the breach by such Indemnified Person or its Affiliate of any provision of any Operative Document; (iii) arises out of or results from any facts, circumstances or events occurring (x) in the case of Collateral subject to the Master Lease Agreement, after the later of (1) the termination of the Master Lease Agreement with respect to such Equipment, or (2) the return of such Equipment in accordance with the terms of the Master Lease Agreement, and (y) in the case of all Collateral, after the later of (1) the repossession of such Collateral by GE Capital, or (2) the payment in full of the Obligations; (iv) arises out of or relates to the voluntary transfer by GE Capital of its interest in the Obligations or the Collateral prior to the occurrence of an Event of Default; (v) arises out of or results from a Lien on the Collateral created by or through GE Capital; or (vi) is a Tax.

               (2) No Indemnified Person shall be responsible or liable to any other party hereto, any successor, assignee, participant, or third-party beneficiary of Aladdin Gaming or any person asserting claims derivatively through such party, for indirect, punitive, exemplary or consequential damages which may be alleged as a result of credit having been extended under the Operative Documents. Aladdin Gaming hereby acknowledges and agrees that the Indemnified Persons (A) are not now and never have been in control of the Subject Property or the affairs of Aladdin Gaming, and (B) do not have the capacity through the provisions of the Operative Documents to influence conduct with respect to the ownership, operation or management of the Subject Property.

                (3) If a Claim is made against an Indemnified Person, such Indemnified Person promptly after receiving such notice shall give notice of such Claim to Aladdin Gaming; provided that the failure to provide such notice shall not release Aladdin Gaming from any of its obligations to indemnify hereunder except if Aladdin Gaming is prejudiced as a result of the failure to give such notice in a timely fashion and then only to the extent of such prejudice. Aladdin Gaming shall be entitled, at its sole cost and expense, acting through counsel reasonably acceptable to the Indemnified Person, so long as Aladdin Gaming has acknowledged in writing its responsibility for indemnification of the Indemnified Person for such Claim hereunder, (A) in any judicial or administrative proceeding that involves solely the Claim, to assume responsibility for and control thereof, (B) in any judicial or administrative proceeding involving a Claim and other claims related or unrelated to the transactions contemplated by the Operative Documents, to assume responsibility for and control of the Claim to the extent that the same may be and is severed from such other claims (and such Indemnified Person shall use its reasonable efforts, at Aladdin Gaming's expense, to obtain such severance), (C) in any other case, to be consulted by such Indemnified Person with respect to judicial proceedings subject to the control of such Indemnified Person and to be allowed, at Aladdin Gaming's sole expense, to participate therein. The Indemnified Person may participate at its own expense and with its own counsel in any judicial proceeding controlled by Aladdin Gaming pursuant to the preceding provisions. Notwithstanding any of the foregoing, Aladdin Gaming shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings if any Event of Default shall have occurred and be continuing, if such proceedings will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Encumbrance) on, the Collateral, unless Aladdin Gaming shall have posted a bond or other security reasonably satisfactory to the Indemnified Person with respect to such risk, or if such proceedings could entail any risk of criminal liability being imposed on such Indemnified Person.

                (4) All of GE Capital's rights, privileges and indemnities contained in this Section shall survive the expiration or other termination of this Agreement and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by each Indemnified Person and its successors and assigns.

           (n) CONFIRMATION OF OPENING DATE. On the date on which Aladdin Gaming obtains a temporary certificate of occupancy for the Aladdin Hotel and Casino, Aladdin Gaming shall provide telephonic notice thereof to GE Capital and shall, within two (2) Business Days thereafter, confirm in writing to GE Capital the Opening Date and shall confirm the amortization of the Term Loan by executing the Amortization Schedule prepared by GE Capital, to be attached to the Term Loan Note on the Opening Date.

           (o) USE OF PROCEEDS. Aladdin Gaming shall use the proceeds of each Funding under the Term Loan Facility to pay the acquisition cost of, or to repay deposits funded by drawings under the Senior Credit Facility with respect to, the acquisition cost of the Collateral. GE Capital shall use the proceeds of each Funding with respect to the Lease Facility to pay the acquisition cost, or to repay deposits funded by drawings under the Senior Credit Facility with respect to, the acquisition cost of the Equipment specified in the applicable Schedule.

           (p) REPAYMENT OF INDEBTEDNESS. Aladdin Gaming shall repay, in accordance with its terms, all Indebtedness, including all sums due under this Agreement and the other Operative Documents subject, however, in the case of any such Indebtedness (excluding, however any Obligation) the repayment of which is limited by any term of any Operative Document, to such limitation.

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

           (q) DILIGENT CONSTRUCTION OF THE MAIN PROJECT. From and after the initial Funding with respect to the construction and Final Completion of each of the Hotel/Casino, the Energy Project, and, if applicable, the renovations to the Theater, Aladdin Gaming shall:

               (1) take or cause to be taken all action, make or cause to be made all Contracts and, if required, Subcontracts and do or cause to be done all things necessary to construct of the Hotel/Casino and, if applicable, the renovations to the Theater diligently to Final Completion in accordance with the Design/Build Contract, the Plans and Specifications and the other Operative Documents;

                (2) take or cause to be taken all action and do or cause to be done all things necessary to enforce the obligation of the Energy Project Provider and, if applicable, the Energy Project Guarantor to construct or cause the construction of the Energy Project diligently to Final Completion in accordance with the Energy Project Ground Lease, the Energy Service Agreement and the other Operative Documents applicable to the Energy Project, subject to clause (c) of Section 8 1.13 of the Senior Credit Agreement; and

                (3) promptly after completing the Main Project Punchlist Items applicable to the Hotel/Casino and the Theater, as the case may be, request the Construction Consultant to issue the Main Project Punchlist Completion Certificate applicable to the Hotel/Casino and the Theater, as the case may be.

           (r) IN BALANCE; BORROWER EQUITY. If at any time the Project Budget is not In Balance, Aladdin Gaming shall deposit or cause to be deposited into the Guaranty Deposit Account, in cash, funds in the amount required to bring the Project Budget In Balance. Each such deposit shall be made on the earlier of (x) 10 days after demand therefor by GE Capital, or (y) the Business Day immediately preceding the date on which a Funding is to be made by GE Capital pursuant to the Operative Documents or, if applicable, an Advance is to be made by the Disbursement Agent pursuant to the Disbursement Agreement, as the case may be.

          (s) PROPER LEGAL FORMS. Aladdin Gaming shall take all action within its control required or advisable to ensure that each of the Operative Documents is in proper legal form.

           (t) ENVIRONMENTAL. Aladdin Gaming and Subsidiaries will:

                (1) construct, use and operate all of its facilities and properties in material compliance with all
Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Substances in material compliance with all applicable Environmental Laws;

               (2) promptly notify GE Capital and provide copies upon receipt of all material written claims, complaints, notices or inquiries relating to potential liability under
or   non-compliance   with,   Environmental   Laws,   and   shall
promptly      resolve        any       material    non-compliance
with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law; and

                (3) provide such information and certifications which GE Capital may reasonably request from time to time to evidence compliance with this Section, including certificates confirming (i) removal of asbestos in the existing building on or before June 30, 1998, (ii) removal of asbestos from the Theater within 30 days after such removal has been completed, and (iii) removal of all underground storage tanks within 30 days after such removal has been completed.

     11.  NEGATIVE COVENANTS.

           Aladdin  Gaming covenants and agrees that, without  GE
Capital's prior written consent, from and after the date hereof:

            (a) BUSINESS ACTIVITIES. Aladdin Gaming and Subsidiaries will not engage in any business activity, except those described in the recitals to the Senior Credit Agreement and such activities as are reasonably incidental or substantially similar thereto.

           (b) INDEBTEDNESS. Aladdin Gaming and Subsidiaries will not directly or indirectly, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness or issue any shares of Preferred Stock, other than, without duplication, the following:

                 (1)   Indebtedness  in  respect  of  the  Credit
Extensions   and  other  Obligations  under  the  Senior   Credit
Facility;

               (2)  Existing Indebtedness;

                (3) Indebtedness of Aladdin Gaming comprised of Hedging Liabilities; provided, however, that the notional principal amount of any such Hedging Liabilities does not exceed the principal amount of Indebtedness to which such Hedging Liabilities relate;

               (4) Indebtedness of Aladdin Gaming incurred under this Agreement;

                 (5) Indebtedness (to the extent that the incurrence thereof does not result in incurrence by Aladdin Gaming of any obligation for the payment of borrowed money of others) solely in respect of performance bonds; provided, that such Indebtedness was incurred in the ordinary course of business of Aladdin Gaming and in an aggregate principal amount outstanding under this clause (e) at any one time of not more than $10,000,000;

                (6)  Indebtedness of Aladdin Gaming comprised  of
(x) at any time prior to the Outside Completion Deadline, additional Indebtedness under clause (4) of this Section in an aggregate amount not to exceed $40,000,000, plus (y) after a Default of the "In Balance" requirements in Section 10(r) hereof and at any time prior to the Outside Completion
Deadline, additional Indebtedness under clause (4) in an aggregate amount not to exceed $50,000,000 provided that Indebtedness incurred pursuant to this clause (6)(y) is matched, dollar for dollar, by additional

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

equity investments; provided, however, that the foregoing amounts shall be reduced by any amounts which the lenders under the Senior Credit Facility have agreed by amendment to this Agreement to lend pursuant to clause (1);

                 (7) Aladdin Gaming may incur Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refinance, renew, replace, substitute or refund, Indebtedness that was permitted to be incurred under clauses (2), (4) and (8) of this covenant;

                 (8)    after   the  Hotel/Casino  is  Operating,
Indebtedness of Aladdin Gaming under any Working Capital Facility in an aggregate amount at any time outstanding not to exceed
$20,000,000; and

                (9) Indebtedness of Aladdin Music in respect of the construction of the Music Project, the terms of which and the Instruments which evidence and secure such Indebtedness shall be satisfactory to GE Capital as determined in good faith in its sole discretion.

Accrual of interest, the accretion of the accredited value or principal and the payment of interest in the form of additional Indebtedness and the issuance of Aladdin Gaming Series A
Preferred Membership Interests, will not be deemed to be an incurrence of Indebtedness for purposes of this covenant.

           (c) LIENS. Aladdin Gaming shall not create or permit to exist any Lien on any of the Collateral except for (i) presently existing or hereafter created Liens in favor of GE Capital to secure the Obligations; and (ii) Permitted Encumbrances (other than Permitted Encumbrances described in Clause (iii) of the definition thereof).

           (d)   FINANCIAL  CONDITION  AND  OPERATIONS.   Aladdin
Gaming will not, as of the close of any Fiscal Quarter, commencing with the close of the Fiscal Quarter in which the Conversion Date occurs, permit:

                (1) TOTAL DEBT TO EBITDA RATIO. The Total Debt to EBITDA Ratio at the close of any such Fiscal Quarter set forth below to exceed the ratio set forth opposite such Fiscal Quarter:

      Such FQ Closing                     Total Debt to EBITDA
     after Conversion Date                        Ratio

          FQ1                                     4.1:1
          FQ2                                     4.0:1
          FQ3                                     4.0:1
          FQ4                                     3.75:1
          FQ5                                     3.75:1
          FQ6                                     3.60:1
          FQ7                                     3.60:1
          FQ8                                     3.25:1

          FQ9                                     3.25:1
          FQ 10                                   2.85:1
          FQ 11                                   2.85:1
          FQ 12                                   2.55:1
          FQ 13                                   2.55:1
          FQ 14                                   2.40:1
          FQ 15                                   2.40:1
          FQ 16                                   2.25:1
          FQ 17                                   2.25:1
          FQ 18                                   2.15:1
          FQ 19                                   2.15:1
          FQ 20 and thereafter                    2.00:1

                 (2)   INTEREST  COVERAGE  RATIO.   The  Interest
Coverage Ratio as of the close of any such Fiscal Quarter to be less than 2.0:1.0.

                (3) NET WORTH. Net Worth as of the close of any such Fiscal Quarter to be less than the sum of $100,000,000 plus 85% of positive Net Income (after giving effect to the amount of Restricted Payments made by Aladdin Gaming in cash in accordance with clauses (1) and (3) of Section 11(f) hereof, subject to the terms thereof for the period, treated as one accounting period) from the Closing Date through the close of such Fiscal Quarter.

                (4) EBITDA. EBITDA at the close of any such Fiscal Quarter (determined for such Fiscal Quarter and the three immediately preceding such Fiscal Quarters or such lesser number of Fiscal Quarters to have elapsed since the Conversion Date) during any period set forth below to be less than the amount set forth below opposite such period:

       Period of FQs after
       Conversion Date                            Amount

       FQI through FQ4                            $105,000,000
       FQ5 through FQ8                            $110,000,000
       FQ9 through FQI2                           $120,000,000
       FQ13 through FQI6                          $125,000,000
       FQI7 through FQ2O                          $130,000,000
       FQ2l and each Fiscal Quarter thereafter    $140,000,000

                (5)   MINIMUM FIXED CHARGE COVERAGE.  The Minimum
Fixed  Charge Coverage Ratio as of the close of any  such  Fiscal
Quarter to be less than 1.10:1.0.

          (e) INVESTMENTS. Aladdin Gaming and Subsidiaries will not make, incur, assume or suffer to exist any Investment in any other Person, except:

               (1)  Ongoing Investments;

               (2)  Cash Equivalent Investments;

                (3) without duplication, Investments to the extent permitted as Indebtedness pursuant to Section 11(b) hereof;

               (4) without duplication, Investments permitted as Capital Expenditures pursuant to Section 11(g) hereof;

                (5) Investments by way of contributions to capital or purchases of interests (directly or indirectly) (i) by Aladdin Gaming in AMH and Aladdin Music or by such Subsidiary in any of its Subsidiaries, subject to the limitations and the satisfaction of the conditions set forth in Section 2.2.7 of the Disbursement Agreement,

                 (6)    Investments  constituting  (x)   accounts
receivable arising, (y) trade debt granted, or (z) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

                (7) the grant by Aladdin Gaming to Bazaar of the Mall Project Ground Lease and, upon the subdivision of the Site, the transfer by Aladdin Gaming to Aladdin Bazaar of the fee interest in the Mall Project Parcel and the Mall Project Easements; subject however, to subsection (b) of Section 7.1.21 of the Senior Credit Agreement;

               (8)  the grant of the Energy Project Ground Lease;

               (9) (x) the grant by Aladdin Gaming to AMH of the Music Project Ground Lease by Aladdin Gaming to Aladdin Music,
(y) upon the subdivision of the Site, the transfer by Aladdin Gaming to Aladdin Music of the fee interest in the Music Project Parcel and the Music Project Easements, subject, however, to subsection (c) of Section 7.1.19 of the Senior Credit Agreement, and (z) upon consummation of the Music Project financing, an Investment not to exceed $21,250,000 in consideration for preferred Membership Interests in Aladdin Music pursuant to the Organizational Documents of Aladdin Music;

provided, however, that

                (10) any Investment which when made complied with the requirements of clauses (w), (x) or (y) of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                (11) no Investment otherwise permitted by clauses
(3), (4), (5), (6) or (9) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

           (f) RESTRICTED PAYMENTS, ETC. On and at all times after the date hereof:

                (1) Aladdin Gaming will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any Membership Interests (now or hereafter outstanding) of Aladdin Gaming or on any warrants, options or other rights with respect to any shares of any Membership Interests (now or hereafter outstanding) of Aladdin Gaming (other than dividends or distributions payable in its Membership Interests or warrants to purchase its Membership Interests or splitups or reclassifications of its Membership Interests into additional or other shares of its Membership Interests ) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any Membership Interests (now or hereafter outstanding) of Aladdin Gaming, or warrants, options or other rights with respect to any shares of any Membership Interests (now or hereafter outstanding) of Aladdin Gaming;

                (2) Aladdin Gaming will not, and will not permit any of its Subsidiaries to

                      (i)  make  any  payment  or  prepayment  of
principal of, or make any payment of interest on, (x) any subordinated debt on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such subordinated debt, or which would violate the subordination provisions of such subordinated debt or (y) any Discount Note; or

                     (ii)       redeem, purchase or defease,  any
subordinated debt or any Discount Note or make any payment for purposes of funding any of the foregoing;

(the foregoing prohibited acts referred to in clauses (1) and (2) being herein collectively referred to as "Restricted Payments");
provided however, that

                (3) notwithstanding the provisions of clause (1) above, for so long as Aladdin Gaming is treated as a pass-through entity, or Aladdin Gaming is not treated as a separate entity, for United States federal income tax purposes (as evidenced by an opinion of counsel subject to usual qualifications and in reliance on customary representations, at least annually), Aladdin Gaming shall be permitted to make Restricted Payments to equity holders of Aladdin Gaming, in an amount not to exceed the Tax Amount for such period; provided, however, that (x) prior to any distributions of Tax Amounts, Aladdin Gaming shall deliver an officers' certificate to GE Capital to the effect that Aladdin Gaming is a limited-liability company taxable as a partnership or other substantially similarly treated pass-through entity, or Aladdin Gaming is not treated as a separate entity, for United States federal income tax purposes and, after giving effect to any such distribution of such Tax Amount, Aladdin Gaming will continue to be in compliance with the covenants in Section 11(d) hereof, and (y) at the time of such distributions, the most recent audited financial statements of Aladdin Gaming required to have been furnished pursuant to clause (3) of Section 10(a) hereof reflect that Aladdin Gaming is treated as a limited-liability company taxable as a partnership or other substantially similarly treated pass-through entity or Aladdin Gaming, is not treated as a separate entity for United States federal income tax purposes for the period covered by such financial statements;

                (4) notwithstanding the provisions of clause (1) above, from and after March 1, 2003, Aladdin Gaming shall be permitted to make Restricted Payments on Aladdin Gaming Series A Preferred Membership Interests to Holdings from time to time in an amount sufficient to enable Holdings to make payments of interest on the Discount Notes which are then due and payable, such amount not to exceed the amount payable thereunder in accordance with the terms thereof in effect on the Closing Date;

                (5) notwithstanding the provisions of clause (1) above, Aladdin Gaming shall be permitted to make Restricted
Payments in respect of the Salle Privee Agreement as in effect on the Closing Date to LCNI;

               (6) notwithstanding the provisions of clause (1), Aladdin Gaming shall be permitted to make Restricted Payments on the Closing Date in respect of a fee equal to 1% of the amount of Indebtedness supported and enhanced by the Keep-Well Agreement on the Closing Date (such amount of Indebtedness being $265,000,000) and thereafter payment of an annual fee equal to 1.5% of the annual average Indebtedness outstanding under the Bank Credit Facility which is supported and enhanced by the Keep-Well Agreement, in each case as set forth in the London Clubs Purchase Agreement as in effect on the Closing Date, to LCI;

               (7) notwithstanding the provisions of clause (1), Aladdin Gaming shall be permitted to make Restricted Payments with respect to the Employment Agreements in an aggregate amount not exceeding $2,000,000 in any Fiscal Year;

                (8) notwithstanding the provisions of clause (1) above, Aladdin Gaming shall be permitted to make Restricted
Payments as dividends or distributions to its members in any Fiscal Quarter following the Conversion Date, so long as

                    (i) Aladdin Gaming shall have delivered to GE
Capital

                      (A)  financial  statements  prepared  on  a
proforma basis to give effect to such Restricted Payment for the Fiscal Quarter (the "Base Fiscal Quarter") then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to GE Capital pursuant to
Section 10(a) hereof, and

                     (B) a certificate of Aladdin Gaming executed by its chief financial or accounting Authorized Representative demonstrating that the financial results reflected in such financial statements would result in a Total Debt to EBITDA Ratio at the Close of any such Base Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

          Period of FQs                          Total Debt to
     After Conversion Date                        EBITDA Ratio

     FQl through FQ4                             3.50:1
     FQ5 through FQ8                             3.25:1

     FQ9 and thereafter                          3.00:l; and

                      (ii)       the  aggregate  amount  of  such
Restricted Payment to be made by Aladdin Gaming pursuant to this clause (8), when added to the aggregate amount of all such Restricted Payments during the Fiscal Quarter in which such Restricted Payment would be made, does not exceed the lesser of
(A) the sum of (l) 50% of Net Income for the Base Fiscal Quarter, plus (2) the amount of Cash Contributions to Capital, and (B) an amount equal to the excess of (1) Excess Cash Flow for the Base Fiscal Quarter, over (2) the amount of Mandatory Prepayments required to have been made pursuant to (c) of Section 3.1.1 of the Senior Credit Agreement (without giving effect to the proviso to such Section) for the Base Fiscal Quarter; and

               (9) no Restricted Payments otherwise permitted by clauses (3), (4), (5), (6),(7) or (8) shall be made if a Default shall have occurred and be continuing or if a Default will result after giving effect thereto.

           (g) CAPITAL EXPENDITURES, ETC. From and after the Conversion Date, Aladdin Gaming will not make or commit to make Capital Expenditures, except Capital Expenditures set forth in a budget delivered by Aladdin Gaming in accordance with clause (11) of Section 10(a) hereof; provided however, in no event shall Aladdin Gaming make or commit to make any Capital Expenditures during any Fiscal Year occurring (a) during the period from the Closing Date through the fourth anniversary thereof in excess of $12,000,000, or (b) after such anniversary in excess of $18,000,000, in each case whether or not funded from the FF&E Reserve.

           (h) RENTAL OBLIGATIONS. Aladdin Gaming will not, and will not permit any Subsidiary to, enter into at any time any arrangement (other than pursuant to this Agreement) which involves the leasing by Aladdin Gaming from any lessor of any real or personal property (or any interest therein), which does not create a Capitalized Lease Liability and except arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount in any Fiscal Year of rentals by Aladdin Gaming and Subsidiary in excess of; in the case of any such arrangements entered into prior to the 90th day following the Final Completion Date, $1,000,000 per annum and, in the case of any such arrangement entered into on or subsequent to such date, $5,000,000 per annum.

           (i) TAKE OR PAY CONTRACTS. Except for the Energy Project Service Agreement, Aladdin Gaming and Subsidiaries will not enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by Aladdin Gaming or such other Person regardless of whether such materials, supplies, other property or services are in fact or can be required to be delivered or furnished to it.

           (j) CONSOLIDATION, MERGER, ETC. Aladdin Gaming and Subsidiaries will not sell all or substantially all of its assets as an entirety to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof).

          (k) TRANSACTIONS WITH AFFILIATES. Aladdin Gaming will not sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to Aladdin Gaming than those that would have been obtained in a comparable transaction by Aladdin Gaming with an unrelated Person and (ii) Aladdin Gaming delivers to GE Capital (A) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1,000,000, a certificate from an Authorized Representative of Aladdin Gaming certifying that such Affiliate Transaction complies with clause (i) above,
(B)  with  respect  to  any Affiliate Transaction  or  series  of
Affiliate Transactions involving aggregate consideration in excess of $5,000,000, a resolution of the Management Committee set forth in a certificate from an Authorized Representative of Aladdin Gaming certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved unanimously by the Management Committee, and (C) with respect to any Affiliate Transactions involving aggregate consideration in excess of $10,000,000, an opinion as to the fairness to GE Capital of such Affiliate
Transaction from a financial point of view issued by an accountant, appraisal or investment banking firm of national standing. The foregoing provisions will not apply to any payments,  transfers or dispositions pursuant to  the  following:
(i) any employment, indemnification, non-competition or confidentiality agreement entered into by Aladdin Gaming in the ordinary course of business on terms customary in the hotel/casino business including the Employment Agreement; (ii) Restricted Payments permitted by the provisions of Section 11(f) hereof; (iii) the Noteholder Completion Guaranty; (iv) the Keep-Well Agreement; (v) the Salle Privee Management Agreement;
(vi) the Reciprocal Easement Agreement as in effect on the Closing Date; (vii) the Common Parking Area Use Agreement; (viii) any amendments, modifications, restatements,. renewals, supplements and replacements to the Reciprocal Easement Agreement or the Common Parking Area Use Agreement approved by GE Capital in its sole discretion; (ix) the Theater Lease after GE Capital has approved the form and content thereof; (x) the payment by Aladdin Bazaar to Aladdin Gaming of up to $14,200,000 pursuant to
Section 4.5(a) of the Site Work Agreement, (xi) loans or advances to employees of Aladdin Gaming to fund the exercise price of options granted under employment agreements or stock option plans or agreements of Aladdin Gaming, in each case, as in effect on the Closing Date, not to exceed $500,000 outstanding at any one time; (xii) the Investments described in clauses (7), (8) and (9) of Section 11(e) hereof; and (xiii) the payment of reasonable fees to members of the Board of Managers or the Board of Directors, as the case may be, of Aladdin Gaming who are not employees of Aladdin Gaming.

           (l) NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC. Aladdin Gaming will not enter into any agreement (excluding; however, (i) this Agreement and any other Loan Document, or (ii) in the case of clause (1) below, any agreement governing any Indebtedness permitted by clause (4) of Section 11(b) hereof as to the assets financed with the proceeds of such Indebtedness) governing any Indebtedness prohibiting

                (1) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, to the extent that any such negative pledge would prohibit the creation or first priority perfection of any Liens of the type described in clause (x) of Section 11(c) hereof;

               (2) the ability of Aladdin Gaming or Subsidiaries to amend or otherwise modify any Operative Document; or

                (3) the ability of any Subsidiary to make any payments, directly or indirectly, to Aladdin Gaming by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to Aladdin Gaming.

           (m) SALE AND LEASEBACK. Aladdin Gaming will not, and will not permit any of its Subsidiaries to, enter into any agreement or arrangement with any other Person providing for the leasing by Aladdin Gaming or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by Aladdin Gaming or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by Aladdin Gaming on the security of such property or rental obligations of Aladdin Gaming or any of its Subsidiaries.

           (n) STOCK OF SUBSIDIARIES. Aladdin Gaming will not permit any Subsidiary to issue any Capital Stock (whether for value or otherwise) to any Person other than (x) to Aladdin Gaming or another wholly-owned Subsidiary, or (y) up to 50% of the common Membership Interests of AMH to Planet Hollywood.

           (o) AMENDMENT OF CONSTRUCTION BENCHMARK SCHEDULE. Aladdin Gaming shall not directly or indirectly amend (by Change Order or otherwise), modify (by Change Order or otherwise), allocate, reallocate or supplement or permit or consent to the amendment (by Change Order or otherwise), modification (by Change Order or otherwise), allocation, reallocation or supplementation of the Construction Benchmark Schedule in any manner that would extend the Completion Date, except that Aladdin Gaming may, from time to time, amend the Construction Benchmark Schedule to extend the Completion Date, but not beyond the Outside Completion
Deadline,   by   delivering  to  GE  Capital   a   Main   Project
Budget/Schedule Amendment Certificate (x) containing a revised Construction Benchmark Schedule reflecting the new Completion Date and (y) complying with the applicable provisions of this Section with respect to the changes in the Main Project Budget that will result from the extension of the Completion Date. If a Force Majeure Event occurs, then Aladdin Gaming shall be permitted to extend the Completion Date for up to one year to the extent that (w) Aladdin Gaming certifies the occurrence and continuation of such Force Majeure Event in writing, (x) the Construction Consultant confirms that such extension is reasonably necessary to overcome any delays cawed by the Force Majeure Event, (y) Aladdin Gaming has satisfied the conditions to such extension as set forth in the definition of "Force Majeure Event", and (z) such extension is permitted by the Design/Build Contract.

            (p)    HAZARDOUS  SUBSTANCES.   Aladdin  Gaming   and
Subsidiaries shall not release, emit or discharge into the environment any Hazardous Substances in material violation of any Environmental Law, Legal Requirement or Permit.

          (q) OPENING. Aladdin Gaming shall not begin Operating the Aladdin Hotel and Casino unless each of the Opening Conditions has been satisfied and Aladdin Gaming has delivered to GE Capital a certificate in the form of Exhibit T-I to the Senior Credit Agreement and the Construction Consultant has delivered to GE Capital a certificate in the form of Exhibit T-2 to the Senior Credit Agreement.

     12.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES.

           (a) EVENTS OF DEFAULT. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

               (1) Aladdin Gaming shall fail to make any payment in respect of any payment of principal or interest under the Term Loan Note or payment of Interim Rent or Basic Rent under the Master Lease Agreement, as and when due; or Aladdin Gaming shall fail to make any other payment hereunder or under any of the other Operative Documents when due and payable or declared due and payable and such failure shall continue for five (5) days after the due date therefor.

                (2) Aladdin Gaming shall fail or neglect to perform, keep or observe any of the provisions of Sections 10(j) or 11 hereof.

                (3) Aladdin Gaming shall fail or neglect to perform, keep or observe any term or provision of this Agreement (other than any such term or provision referred to in paragraphs
(1) or (2) above) or of any of the other Operative Documents, and the same shall remain unremedied for a period ending on the first to occur of thirty (30) days after Aladdin Gaming shall receive written notice of any such failure from GE Capital or thirty (30) days after a Responsible Officer of Aladdin Gaming shall become aware thereof.

               (4)  A default shall occur in the payment when due
(subject to any applicable grace period or, whether by acceleration or otherwise, of any Indebtedness of Aladdin Gaming or any of its Subsidiaries (other than Aladdin Music and AMH) (other than Indebtedness described in Section 11(b) hereof or unsecured Indebtedness of Aladdin Gaming or any such Subsidiary incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding, however, (x) Indebtedness incurred through the borrowing of money, and (y) Contingent Liabilities in respect of Indebtedness other than Indebtedness of the nature referred to in clause (d) thereof)) having a principal amount, individually or in the aggregate, in excess of $2,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness (subject to any applicable grace period) if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or to cause an offer to purchase or redeem such Indebtedness to be required to be made) prior to its expressed maturity.

                (5)  Any representation or warranty herein or  in
any other Operative Document or in any written statement pursuant thereto or hereto, any report, financial statement or certificate made or delivered to GE Capital by Aladdin Gaming shall be untrue or incorrect in any material respect as of the date when made or deemed made (including those made or deemed made pursuant to Section 7(b)).

                (6) Assets of Aladdin Gaming having an aggregate fair market value in excess of $1,000,000 shall be attached, seized, levied upon, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of Aladdin Gaming and shall remain unstayed or undismissed for sixty (60) consecutive days; or any Person other than Aladdin Gaming shall apply for the appointment of a receiver, trustee or custodian for Aladdin Gaming?s assets and shall remain unstayed or undismissed for sixty (60) consecutive days; or Aladdin Gaming shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law.

               (7)  Aladdin Gaming or Holdings shall:

                     (a)  become insolvent or generally
          fail   to  pay,  or  admit  in  writing   its
          inability or unwillingness generally to pay, debts as they become due;

                     (b)  apply  for,  consent  to,  or
          acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

                      (c)   in  the  absence  of   such
          application, consent or acquiescence,  permit
          or  suffer  to  exist the  appointment  of  a
          trustee,  receiver,  sequestrator  or   other
          custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days;
          provided, however, that Aladdin Gaming and Subsidiaries each hereby expressly authorizes
          GE Capital to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under this Agreement and the other
          Operative Documents;

                     (d) permit or suffer to exist  the
          commencement      of     any      bankruptcy,
          reorganization,  debt  arrangement  or  other
          case  or  proceeding under any bankruptcy  or
          insolvency  law, or any dissolution,  winding
          up  or  liquidation  proceeding,  in  respect
          thereof,  and, if any such case or proceeding
          is  not commenced by the Person which is  the
          subject of such case or proceeding, such case
          or   proceeding  shall  be  consented  to  or
          acquiesced  in  by Aladdin  Gaming  or  shall
          result in the entry of an order for relief or
          shall   remain   for  60  days   undismissed;
          provided,  however, that Aladdin  Gaming  and
          Subsidiaries     each     hereby    expressly
          authorizes   GE    Capital    to   appear  in
          any   court  conducting  any  such  case   or
          proceeding  during  such  60-day  period   to
          preserve, protect and defend their rights under the Operative Documents and the other
          Operative Documents; or

                    (e) take any action authorizing, or
          in furtherance of, any of the foregoing.

                (8) Any Operative Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; or any Lien created under any Operative Document shall cease to be a valid and perfected Lien having the first priority in such of the Collateral purported to be covered thereby; or Aladdin Gaming, any other Obligor or any other Person shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Operative Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

                (9) Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $1,000,000 individually or in the aggregate shall be rendered against Aladdin Gaming, unless the same shall be (i) fully covered by insurance in accordance with
Section 10(e), or (ii) vacated, stayed, bonded, paid or discharged within a period of forty-five (45) days from the date of such judgment.

                 (10) There shall occur a Change in Control.

                 (11)   An   event  or  condition  specified   in
Section 11(j) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, Aladdin Gaming or any ERISA Affiliate shall incur or could reasonably expect to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) in excess of $1,000,000 in the aggregate.

                 (12) The occurrence of a default (and any applicable grace period with respect thereto shall have expired and such default shall not have timely been cured) under the provisions of any of the other Operative Documents.

                (13) The liquidation, termination or dissolution of Aladdin Gaming without the prior written consent of GE
Capital.

                (14) The occurrence of an Event of Default under the Senior Credit Agreement.

                (15) Any Operative Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; Aladdin Gaming, any other Obligor or any other Person shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Operative

Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

           (b) REMEDIES. If any Event of Default shall have occurred and be continuing the rate of interest applicable to the Obligations may, at GE Capital's sole discretion, be increased, effective as of the date of the occurrence of the Event of Default, to the Default Rate as provided in Section 2(e). If any Event of Default shall have occurred and be continuing, GE Capital may (subject to Nevada Gaming Laws), upon written notice to Aladdin Gaming (except in the case of the Event of Default described in clause (7) above, in which case no notice shall be required), take any one or more of the following actions: (a) terminate the Commitment, whereupon GE Capital's obligation to make further Fundings shall terminate; and/or (b) declare all or any portion of the Term Loan to be forthwith due and payable whereupon the principal amount of the Term Loan and all accrued and unpaid interest thereon shall become and be immediately due and payable; and/or (c) in the case of Obligations arising under the Master Lease Agreement, require Aladdin Gaming to pay, as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value of the Equipment (calculated in accordance with Annex D attached to the Schedule as of the Rent Payment Date next preceding the Event of Default, together with all Rents and other sums then due under the Master Lease Agreement; and/or (d) exercise any rights and remedies provided to GE Capital under the Operative Documents and/or at law or equity, including all remedies provided under the Code; provided, however, that upon the occurrence of an Event of Default specified in Sections 12(a)(6), (7) or (8), the rate of interest applicable to all Obligations shall be increased automatically to the Default Rate as provided in Section 2(e), and the Commitment immediately shall terminate and the Obligations immediately shall become due and payable, in each case, without declaration, notice or demand by any Person.

           Without limiting the generality of the foregoing, subject to Nevada Gaming Laws, Aladdin Gaming expressly agrees that in any such event GE Capital without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Aladdin Gaming or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other Applicable Law), may forthwith enter upon the premises of Aladdin Gaming where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Aladdin Gaming notice and opportunity for a hearing on GE Capital's claim or action, and without paying rent to Aladdin Gaming, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. GE Capital shall have the right upon any such public sale or sales, and, to the extent permitted by Applicable Law, upon any such private sale or sales, to purchase for its benefit the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Aladdin Gaming hereby releases. Such sales may be adjourned or continued from time to time with or without notice. GE Capital shall have the right to use the Subject Property to store the Collateral, to operate the Collateral or to conduct such sales on the Subject Property or elsewhere and shall have the right to use the Subject Property without charge for such purposes for such time (not to exceed twelve (12) months after the commencement of the exercise of remedies hereunder by GE Capital after the occurrence of an Event of Default hereunder) as GE Capital reasonably deems necessary or advisable.

          Aladdin Gaming further agrees, at GE Capital's request, to assemble the Collateral and make it available to GE Capital at places which GE Capital shall reasonably select, whether at Aladdin Gaming's premises or elsewhere. Until GE Capital is able to effect a sale, lease, or other disposition of the Collateral, GE Capital shall have the right to use or operate the Collateral on behalf of GE Capital, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by GE Capital. GE Capital shall have no obligation to Aladdin Gaming to maintain or preserve the rights of Aladdin Gaming as against third parties with respect to the Collateral while the Collateral is in the possession of GE Capital. GE Capital may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of GE Capital's remedies with respect to such appointment without prior notice or hearing. GE Capital shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in this paragraph (d) below, Aladdin Gaming remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by GE Capital of any other amount required by any provision of law, including Section 109.9504 (1)(c) of the Code (but only after GE Capital has received what GE Capital considers reasonable proof of a subordinate party's security interest), need GE Capital account for the surplus, if any, to Aladdin Gaming. To the maximum extent permitted by Applicable Law, Aladdin Gaming waives all claims, damages, and demands against GE Capital arising out of the repossession, retention or sale of the Collateral except such which may arise out of the gross negligence or willful misconduct of GE Capital or its employees, independent contractors, agents or designees. Aladdin Gaming agrees that ten (10) Business Days' prior notice by GE Capital of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Aladdin Gaming shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which GE Capital is entitled, Aladdin Gaming also being liable for reasonable attorneys' fees incurred by GE Capital to collect such deficiency.

                (1) Aladdin Gaming agrees to pay any and all reasonable costs of GE Capital, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

                (2) Except as otherwise specifically provided herein, Aladdin Gaming hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by Applicable Law) of any kind in connection with this Agreement or any Collateral.

                (3) The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by GE Capital upon receipt, in the following order of priorities:

                     FIRST,   to    payment   in   full   of  all
reasonable  expenses   of   GE  Capital  incurred  in  connection
with     such       sale,       disposition         or      other
realization,     including      all       expenses,   liabilities

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

and advances incurred or made by GE Capital in connection therewith, including reasonable attorney's fees;

                    SECOND, to the ratable payment of accrued but unpaid interest on the Obligations;

                     THIRD, to the ratable payment of unpaid principal of the Obligations;

                     FOURTH, to the ratable payment of all  other
Obligations until all other Obligations shall have been paid in full; and

                    FINALLY, to payment to Aladdin Gaming, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

           (c) WAIVERS BY ALADDIN GAMING. Except as otherwise provided for in this Agreement and Applicable Law to the full extent permitted by Applicable Law, Aladdin Gaming waives (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Operative Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by GE Capital on which Aladdin Gaming may in any way be liable, and Aladdin Gaming hereby ratifies and confirms whatever GE Capital may do in this regard, (ii) all rights to notice and a hearing prior to GE Capital's taking possession or control of, or to GE Capital's replevin, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing GE Capital to exercise any of their remedies, and (iii) the benefit of any right of redemption and all valuation, appraisal and exemption laws. Aladdin Gaming acknow ledges that it has been advised by counsel of its choice with respect to this Agreement, the other Operative Documents and the transactions contemplated by this Agreement and the other Operative Documents.

           (d) CUMULATIVE REMEDIES. The rights and remedies of GE Capital under this Agreement and the other Operative Documents shall be cumulative and nonexclusive of any other rights and remedies which GE Capital may have under any other agreement, including, without limitation, the Operative Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

     13.  ASSIGNMENTS; PARTICIPATION.

           (a) ASSIGNMENT BY ALADDIN GAMING. Aladdin Gaming may not assign, delegate, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Operative Documents without the prior express written consent of GE Capital (at its sole discretion). Any such purported assignment, transfer, hypothecation or other conveyance by Aladdin Gaming without such prior express written consent shall be void.

          (b) ASSIGNMENT AND/OR PARTICIPATION BY GE CAPITAL. GE Capital (without Aladdin Gaming's consent
but    with     notice     thereof)       may       assign    and
grant    participations    in    all    or    a      portion   of

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

its rights and obligations under this Agreement and the other Operative Documents (including, without limitation, all or a part of its Fundings and its Commitment) to an Affiliate or to any other Person (provided, however, that such Affiliate or other Person is not a direct competitor of Aladdin Gaming and is not determined to be an unacceptable lender to a gaming licensee by any Nevada Gaming Authority).

                (1) In the case of an assignment by GE Capital under this Section 13(b), the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were GE Capital hereunder. Upon execution by the assignor and the assignee of an instrument pursuant to which the assignee assumes such rights and obligations, payment by such assignee to such assignor of an amount equal to the purchase price agreed between such assignor and such assignee and delivery to GE Capital and Aladdin Gaming of an executed copy of such instrument, such assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were GE Capital hereunder and the assignor shall be, to the extent of such assignment (unless otherwise provided therein) released from its obligations under this Agreement. Aladdin Gaming hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Aladdin Gaming to the assignee and that the assignee shall be considered to be "GE Capital." Upon any such assignment, Aladdin Gaming, at its own expense, shall execute and deliver such documents and instruments as reasonably may be requested by GE Capital or by the assignee to effectuate the assignment. Aladdin Gaming hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment or counterclaim which Aladdin Gaming has or may at any time have against GE Capital or any other Person for any reason whatsoever.

                (2) Aladdin Gaming acknowledges that it has been advised that GE Capital is acting hereunder for itself and as agent for certain third parties (each being herein referred to as a "Participant" and, collectively, as the "Participants"); that the interest of GE Capital in this Agreement, the other Operative Documents and any other related instruments and documents may be conveyed to, in whole or in part, and may be used as security for financing obtained from, one or more third parties without the consent of Aladdin Gaming. Aladdin Gaming agrees reasonably to cooperate with GE Capital in connection with the syndication of this transaction, including prompt assistance in the preparation of an information memorandum to include any and all information pertinent to the syndication, and the verification of the completeness and accuracy of the information contained therein, preparation of offering materials and projections by Aladdin Gaming and its advisors, taking into account the proposed transaction; providing GE Capital with all information reasonably deemed necessary by GE Capital successfully to complete the syndication; confirmation as to the accuracy and completeness of all offering materials, information and projections required in connection with the syndication; participation of the senior management of Aladdin Gaming and its Affiliates in meetings and conference calls with potential Participants at such times and places as GE Capital reasonably may request; using best efforts to insure that the syndication efforts benefit from existing lending relationships of Aladdin Gaming and its Affiliates; and the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by GE Capital or such Participant in order to effectuate the Syndication; provided, however, in no event shall Aladdin Gaming be required to consent to any

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

change that would adversely affect any of the economic terms of the transactions contemplated herein.

           (c) SUCCESSORS AND ASSIGNS. This Agreement and the other Operative Documents shall be binding on and shall inure to the benefit of Aladdin Gaming and GE Capital and their respective successors and assigns, except as otherwise provided herein or therein.

            (d) THIRD PARTY BENEFICIARIES. The terms and provisions of this Agreement and the other Operative Documents are for the purpose of defining the relative rights and obliga tions of Aladdin Gaming, GE Capital and the Participants with respect to the transactions contemplated hereby and there shall be no third party beneficiaries (other than the Participants to the extent provided in Section 13(b) hereof) of any of the terms and provisions of this Agreement or any of the other Operative Documents.

     14.  INTENTIONALLY OMITTED.

     15.  MISCELLANEOUS.

           (a) COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement and the other Operative Documents constitute the complete agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied). Neither this Agreement nor any other
Operative Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the parties hereto; provided that no such change, waiver, discharge or termination shall, without the consent of the Participants,
(i) extend the scheduled final maturity of any Funding, or any portion thereof, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees or reduce the principal amount thereof, or increase the Commitment of GE Capital over the amount thereof then in effect (it being understood that a waiver of any Event of Default shall not constitute a change in the terms of any Commitment of GE Capital), (ii) release all or substantially all of the Collateral (except as expressly permitted by the Operative Documents),
(iii)  amend, modify or waive any provision of this  Section,  or
(iv) consent to the assignment or transfer by Aladdin Gaming of any of its rights and obligations under this Agreement.

          (b)  FEES AND EXPENSES.

                (1) Aladdin Gaming shall pay the fees specified in that certain fee letter dated January 23, 1998, between Aladdin Gaming and GE Capital.

                (2)   Aladdin Gaming shall pay within  forty-five
(45)  days of demand therefor prior to the Opening Date  (or  ten
(10) days of demand therefor on or after the Opening Date), all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) of GE Capital in connection with the preparation, negotiation, approval, execution, delivery, administration, modification, amendment (other than any
such     amendment       requested       by       GE    Capital),

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

waiver and enforcement (whether through negotiations, legal proceedings or otherwise) of the Operative Documents, and commitments relating thereto, and the other documents to be delivered hereunder or thereunder and the transactions contemplated hereby and thereby and the fulfillment or attempted fulfillment of conditions precedent hereunder, whether before or after the initial Funding hereunder, and all costs and expenses incurred in connection with the syndication hereof by GE Capital and its Affiliates, including, without limitation: (i) wire transfer fees and other costs of forwarding to Aladdin Gaming or any other Person on behalf of Aladdin Gaming by GE Capital of the proceeds of Fundings; (ii) any amendment (other than amendments requested by GE Capital in connection with an assignment of its interest hereunder), modification or waiver of, or consent with respect to, any of the Operative Documents or advice in connection with the administration of the advances made pursuant hereto or its rights hereunder or thereunder; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by GE Capital, Aladdin Gaming or any other Person) in any way relating to the Collateral, any of the Operative Documents or any other agreements to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against Aladdin Gaming or any other Person that may be obligated to GE Capital by virtue of the Operative Documents; (iv) any attempt to enforce any rights of GE Capital against Aladdin Gaming or any other Person that may be obligated to GE Capital by virtue of any of the Operative Documents; or (v) after the occurrence and during the continuance of any Event of Default, any effort to (A) evaluate, observe, assess Aladdin Gaming or its affairs, or (B) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral.

               (3) Aladdin Gaming shall pay within ten (10) days of demand therefor, all reasonable costs and expenses (including, without limitation, reasonable counsels' fees) of GE Capital and the Participants in connection with any Event of Default and any enforcement or collection proceedings resulting therefrom or any amendment, modification or waiver of, or consent with respect to, any of the Operative Documents in connection with any Event of Default.

                 (4) Without limiting the generality of paragraphs (2) and (3) above, Aladdin Gaming's obligation to reimburse GE Capital and the Participants for costs and expenses shall include the reasonable fees and expenses of counsel (and local, foreign or special counsel, advisors, consultants and auditors retained by such counsel), accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; expenses for travel, lodging and food; and all other out-of-pocket costs and expenses of every type and nature paid or incurred in connection with the performance of such legal or other advisory services (but shall exclude internal overhead charges).

           (c) NO WAIVER. No failure on the part of GE Capital, at any time or times, to require strict performance by Aladdin Gaming, of any provision of this Agreement and any of the other Operative Documents shall waive, affect or diminish any right of GE Capital thereafter to demand strict compliance and performance therewith. Any suspension or waiver of any Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Aladdin Gaming contained in this Agreement or any of the other Operative Documents and no Event of Default by Aladdin Gaming shall be deemed to have been suspended or waived by GE Capital, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of GE Capital if required hereunder and directed to Aladdin Gaming specifying such suspension or waiver.

           (d) SURVIVAL OF OBLIGATIONS. Except as otherwise expressly provided for in the Operative Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the Obligations, duties, indemnities, and liabilities of Aladdin Gaming, or the rights of GE Capital relating to any Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the date of such termination or cancellation. Except as otherwise expressly provided herein or in any other Operative Document, all undertakings, agreements, covenants, warranties and repre sentations of or binding upon Aladdin Gaming, and all rights of GE Capital, all as contained in the Operative Documents shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until such time as all of the Obligations have been indefeasibly paid in full in accordance with the terms of the agreements creating such Obligations.

          (e) SEVERABILITY. Any provision of this Agreement and the other Operative Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           (f) CONFLICT OF TERMS. Except as otherwise provided in this Agreement or any of the other Operative Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Operative Documents, the provisions contained in this Agreement shall govern and control.

           (g) RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, GE Capital is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by GE Capital to or for the credit or the account of Aladdin Gaming against any and all of the Obligations now or hereafter existing irrespective of whether or not GE Capital shall have made any demand under this Agreement or any other Operative Document and although such Obligations may be unmatured. GE Capital agrees promptly to notify GE Capital and Aladdin Gaming after any such set-off and application made by GE Capital; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of GE Capital under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which GE Capital may have.

           (h) AUTHORIZED SIGNATURE. Until GE Capital shall be notified by Aladdin Gaming to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by GE Capital or any of GE Capital's officers or employees to be that of an officer or duly authorized representative of Aladdin Gaming listed on in Item 15(h) in the Disclosure Schedule shall bind Aladdin Gaming and be deemed to be the act of Aladdin Gaming affixed pursuant to and in accordance with resolutions duly adopted by Aladdin Gaming's managers, and GE Capital shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance of such signature shall have actual knowledge of the fact that such signature is false or the person whose signature or purported signature is presented is without authority.

           (i) GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND TO THE MANDATORY PROVISIONS OF THE NEVADA GAMING LAWS AND THE CODE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ALADDIN GAMING HEREBY CONSENTS AND AGREES THAT THE
STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER OPERATIVE DOCUMENTS, PROVIDED, THAT GE CAPITAL AND ALADDIN GAMING ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE GE CAPITAL FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF GE CAPITAL. ALADDIN GAMING EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND ALADDIN GAMING HEREBY WAIVES ANY OBJECTION WHICH ALADDIN GAMING MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. ALADDIN GAMING HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY CERTIFIED MAIL
ADDRESSED  TO  ALADDIN  GAMING  AT  THE  ADDRESS  SET  FORTH   IN
SECTION 15(j) AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ALADDIN GAMING?S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

           (j) NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other party, or whenever either of the parties desires to give or serve upon the other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (i) upon actual receipt when delivered by United States certified mail, return receipt requested, with proper postage prepaid, (ii) upon confirmation of transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 15(j),
(iii) upon actual receipt when delivered by a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Aladdin Gaming or GE Capital) designated below to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                (1) If to GE Capital, at:

                    WITH COPIES TO:

                    General Electric Capital Corporation
                    Capital Funding, Inc.
                    777 Long Ridge Road
                    Building B, 1st Floor
                    Stamford, Connecticut 06927
                    Attn: Risk Manager - Aladdin Gaming
                    Telecopy No.:   203-316-7989

                    with a copy to:

                    Ober, Kaler, Grimes & Shriver,
                    A Professional Corporation
                    120 East Baltimore Street
                    Baltimore, Maryland 21202
                    Attn: Alan J. Mogol, Esquire
                    Telecopy No.:   410-547-0699

                (2) If to Aladdin Gaming, at:

                    Aladdin Gaming, LLC
                    Project Development Office
                    831 Pilot Road
                    Las Vegas, Nevada  89119
                    Attn: Mr. Cory Klerk
                    Telecopy No.: 702-736-7107

           (k)  SECTION TITLES.  The Section titles and Table  of
Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

           (l) COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

           (m)   TIME OF THE ESSENCE.  Time is of the essence  of
this  Agreement  and each of the other Operative  Documents.   GE
Capital's failure at any time to require strict performance by Aladdin Gaming of any of the provisions hereof shall not waive or diminish GE Capital's right thereafter to demand strict compliance therewith.

           (n) WAIVER OF JURY TRIAL. ALADDIN GAMING HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OPERATIVE DOCUMENTS, ANY DEALINGS BETWEEN ALADDIN GAMING AND GE CAPITAL RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN ALADDIN GAMING AND GE CAPITAL. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OPERATIVE DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          (o) FURTHER ASSURANCES. (1) At any time and from time to time, upon the written request of GE Capital and at the sole expense of Aladdin Gaming, Aladdin Gaming shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as GE Capital may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using all commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of GE Capital of any license or contract held by Aladdin Gaming or in which Aladdin Gaming has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the liens and security interests granted hereunder or under any other Operative Document, (iii) using all commercially reasonable efforts to obtain waivers of liens from landlords and mortgagees (it being understood that GE Capital in its discretion may establish a reasonable reserve against availability under this Agreement until the same have been obtained). Aladdin Gaming also hereby authorizes GE Capital to file any such financing or continuation statement without the signature of Aladdin Gaming to the extent permitted by Applicable Law.

                (2) GE Capital and the Participants agree to cooperate with Aladdin Gaming and the Nevada Gaming Authorities in connection with the administration of the Nevada Gaming Authorities' regulatory jurisdiction over Aladdin Gaming, including the provision of such documents and information as may be requested by the Nevada Gaming Authorities relating to Aladdin Gaming, this Agreement and the other Operative Documents.

          (p) RIGHT TO PERFORM. If Aladdin Gaming shall fail to comply with any provision of this Agreement or of the other Operative Documents, GE Capital shall have the right (but shall not be obligated) to effect such compliance, in whole or in part; and all monies spent and expenses and obligations incurred or assumed by GE Capital in effecting such compliance (together with interest thereon at the Default Rate) shall constitute part of the Obligations and shall be payable upon demand. GE Capital's effecting such compliance shall not be a waiver of Aladdin Gaming's default.

           (q) COMPLIANCE WITH NEVADA GAMING LAWS. If Aladdin Gaming is licensed by the Nevada Gaming Authorities at any time during the term of this Agreement, (i) the parties agree and understand that they will comply with and will be subject to the Nevada Gaming Laws, and (ii) GE Capital acknowledges that (A) it will be subject to being called forward by the Nevada Gaming Authorities, in their sole discretion, for licensing or a finding of suitability as a lender to a gaming licensee, and (B) to the extent the prior approval of the Nevada Gaming Authorities is required pursuant to Nevada Gaming Laws for the exercise, operation and effectiveness of any remedy hereunder or under any of the Operative Documents, or for the taking of any action that may be taken by GE Capital hereunder or under any of the Operative Documents, such remedy or action shall be subject to such prior approval.

          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, this Facilities Agreement has been duly executed as of the date first written above.

                                 ALADDIN GAMING, LLC



                                 By:  /s/ Cornelius T. Klerk
                                     ----------------------------
                                 Name:  Cornelius T. Klerk
                                      ---------------------------
                                 Title:  Senior Vice President
                                       --------------------------

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION, FOR ITSELF AND AS
                                 AGENT FOR CERTAIN PARTICIPANTS



                                 By:_____________________________
                                 Name:___________________________
                                 Title:__________________________

                                 ALADDIN GAMING, LLC



                                 By:_____________________________
                                 Name:___________________________
                                 Title:__________________________

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION, FOR ITSELF AND AS
                                 AGENT FOR CERTAIN PARTICIPANTS



                                 By:  /s/ Daniel Gioia
                                    -----------------------------
                                 Name:  Daniel Gioia
                                      ---------------------------
                                 Title:  Sr. Risk Manager
                                       --------------------------

              EXHIBIT NO. 1 TO FACILITIES AGREEMENT



                     MASTER LEASE AGREEMENT

                           Dated as of

                          June 26, 1998

                             Between

              GENERAL ELECTRIC CAPITAL CORPORATION,
        FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS,

                                             Lessor

                               and

                       ALADDIN GAMING, LLC

                                             Lessee

                     MASTER LEASE AGREEMENT

                        TABLE OF CONTENTS
                                                             Page

1.   PURCHASE AND LEASING.......................................1

2.   TERM, RENT AND PAYMENT.....................................2

3.   DELIVERY AND USE...........................................5

4.   EARLY TERMINATION..........................................5

5.   END OF LEASE OPTIONS.......................................5
     (a) RENEWAL................................................5
     (b) PURCHASE...............................................6
     (c) RETURN.................................................6
     (d) EXTENSION..............................................6
     (e) NOTICE OF ELECTION.....................................7

6.   OWNERSHIP FOR TAX PURPOSES; GRANT OF SECURITY INTEREST.....7

7.   MISCELLANEOUS..............................................7
     (a) COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT..........7
     (b) NO WAIVER..............................................8
     (c) SEVERABILITY...........................................8
     (d) CONFLICT OF TERMS......................................8
     (e) GOVERNING LAW; SUBMISSION TO JURISDICTION..............8
     (f) SECTION TITLES.........................................9
     (g) COUNTERPARTS...........................................9
     (h) TIME OF THE ESSENCE....................................9
     (i) WAIVER OF JURY TRIAL...................................9
     (j) FURTHER ASSURANCES.....................................9
     (k) NOTICES................................................9
     (l) SURVIVAL...............................................9
     (m) QUIET ENJOYMENT........................................9

8.   CHATTEL PAPER..............................................9

EXHIBIT NO. 1 -  EQUIPMENT SCHEDULE
     ANNEX A - DESCRIPTION OF EQUIPMENT
     ANNEX B - PURCHASE ORDER ASSIGNMENT AND CONSENT
     ANNEX C - CERTIFICATE OF ACCEPTANCE
     ANNEX D - STIPULATED LOSS AND TERMINATION VALUE TABLE
     ANNEX E - AMORTIZATION SCHEDULE
     ANNEX F - RETURN PROVISIONS
     ANNEX G - ESTOPPEL/WAIVER AGREEMENT

EXHIBIT NO. 2 TO MASTER LEASE AGREEMENT

                     MASTER LEASE AGREEMENT


      THIS MASTER LEASE AGREEMENT (as amended, modified or supplemented from time to time, this "AGREEMENT") is made as of the 26th day of June, 1998, between GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS (hereinafter called, together with its successors and assigns, if any, "LESSOR"), and ALADDIN GAMING, LLC, a Nevada limited liability company (hereinafter called, together with its successors and permitted assigns, "LESSEE").

       This Agreement is executed pursuant to that certain Facilities Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "FACILITIES AGREEMENT"), between Lessor and Lessee. Capitalized terms used herein without definition shall have the meaning given them in Annex A to the Facilities Agreement.


1.   PURCHASE AND LEASING:

      (a) This Agreement shall be effective from and after the date of execution hereof. Subject to the terms and conditions set forth below, Lessor agrees to purchase from the manufacturer or supplier thereof ("SUPPLIER") and to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment (individually an "UNIT OF EQUIPMENT" and, collectively, the "EQUIPMENT") described in Annex A to any schedule hereto in substantially the form attached hereto as Exhibit No. 1 ("SCHEDULE" or "EQUIPMENT SCHEDULE").

      (b)  The  obligation  of Lessor to  purchase  any  Unit  of
Equipment from the Supplier thereof and to lease the same to Lessee under any Schedule shall be subject to receipt by Lessor, prior to the Lease Commencement Date (with respect to such Unit of Equipment), of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to such Unit of Equipment, (ii) a Purchase Order Assignment and Consent in the form of Annex B to the applicable Schedule, or an Agency Agreement in substantially the form attached hereto as Exhibit No. 2 with respect to such Unit of Equipment, (iii) evidence of insurance which complies with the requirements of
Section 10(e) of the Facilities Agreement,
and  (iv)  satisfaction of the conditions precedent specified  in
Section 7 of the Facilities Agreement. As a further condition to such obligations of Lessor, Lessee shall, upon delivery of such
Unit of Equipment (but not later than the Last Delivery Date specified in the applicable Schedule) execute and deliver to Lessor a Certificate of Acceptance (in the form of Annex C to the applicable Schedule) covering such Unit of Equipment, and deliver to Lessor evidence of the transfer of title to such Unit of Equipment from the Supplier (in form and substance satisfactory to Lessor). Notwithstanding the foregoing, Units of Equipment having an aggregate Capitalized Lessor's Cost not more than ten
(10) percent of the aggregate Capitalized Lessor's Cost of all Equipment leased hereunder, may be delivered to and accepted by Lessee as aforesaid within sixty (60) days after the Last Delivery Date.

      Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder.

      (C) LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED HEREUNDER OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor and Lessee, are to be borne by Lessee. Without limiting the foregoing, Lessor shall have no responsibility or liability to Lessee or any other person with respect to any of the following (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) therein, or any other circumstance in connection therewith; (ii) the use, operation or performance of any Equipment or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no Event of Default exists, Lessee shall be, and hereby is, authorized during the Term (as hereinafter defined) to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.

2.   TERM, RENT AND PAYMENT:

      (a) The rent payable hereunder (the "RENT") and Lessee's right to use any Unit of Equipment shall commence on the date of execution by Lessee of the Certificate of Acceptance for such Unit of Equipment (each such date, a "LEASE COMMENCEMENT DATE"). The term of this Agreement with respect to any Unit of Equipment (the "TERM") shall be the period specified in the applicable Schedule. If any Term is extended or renewed, the word "Term" shall be deemed to refer to all extended or renewed terms, and all provisions of this Agreement shall apply during any extended or renewed terms, except as otherwise may be specifically provided in writing.

      (b) Payments of Rent shall be in the amount set forth in, and due in accordance with, the provisions of the applicable Schedule. In no event shall any Rent payments be refunded to Lessee unless such Rent Payments were made in error. Any Rent or other amount not paid to Lessor when due hereunder shall bear interest, both before and after any judgment or termination hereof, at the lesser of the Default Rate or the maximum rate allowed by law.

      (c) This Agreement is a net lease. Lessee's obligation to pay Rent and other amounts due hereunder shall be absolute and unconditional. Lessee shall not be entitled to any abatement or reductions of, or set-offs against, said Rent or other amounts, including, without limitation, those arising or allegedly arising out of claims (present or future, alleged or actual, and including claims arising out of strict liability in tort or negligence of Lessor) of Lessee against Lessor under this Agreement or otherwise. Except as expressly provided herein or in the Facilities Agreement, this Agreement shall not terminate and the obligations of Lessee shall not be affected by reason of any defect in or damage to, or loss of possession, use or destruction of, any Equipment from whatsoever cause. It is the intention of the parties that Rents and other amounts due hereunder shall continue to be payable in all events in the manner and at the times set forth herein unless the obligation to do so shall have been terminated pursuant to the express terms hereof or the Facilities Agreement. Nothing in this Section 2(c) shall prevent Lessee from pursuing any claims against Lessor in a separate cause of action.

      (d) It is the intention of the parties to comply with any applicable usury laws. Accordingly, it is agreed that, notwithstanding any provision to the contrary herein or in any related document, in no event shall any Operative Document require the payment or permit the collection of interest in excess of the maximum amount permitted by Applicable Law. If any such excess interest is contracted for, charged or received under any Operative Document, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under any Operative Document shall exceed the maximum amount of interest permitted by Applicable Law, then in such event (1) the provisions of this Section shall govern and control, (2) neither Lessee nor any other person or entity now or hereafter liable for the payment thereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by Applicable Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Lessee, at the option of Lessor, and (4) the effective rate of interest automatically shall be reduced to the maximum lawful contract rate allowed under Applicable Law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under any Operative Document which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by Applicable Law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced thereby, all interest at any time contracted for, charged or received from Lessee or otherwise by Lessor in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Lessor to receive a greater interest per annum rate than is presently allowed under Applicable Law, Lessee agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum under the Operative Documents shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America (but not in excess of the applicable interest rate contemplated under the Operative Documents).

      (e) All payments payable by Lessee hereunder shall be paid to Lessor by wire transfer of immediately available funds to Bankers Trust New York, New York, New York 10006, Account No. 50-260-660, ABA No. 021-001-033, Attention: Account Manager - Aladdin Gaming, or to such other account as Lessor may direct in writing; and shall be effective upon receipt. All payments shall be made not later than 12:00 Noon New York time on the day when due. If any payment date is not a Business Day, the amount otherwise due on such date shall be payable on the immediately succeeding Business Day (provided that such delay shall be included in calculating the interest due).

      (f) Lessee irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by Lessor from or on behalf of Lessee, and Lessee irrevocably agrees that Lessor shall have the continuing exclusive right to apply any and all such payments then due and payable to Obligations of Lessee as Lessor may deem advisable. In the absence of a specific determination by Lessor with respect thereto, the same shall be applied in the following order: (1) then due and payable Fees and expenses of Lessor; (2) then due and payable interest payments with respect to the Obligations;
(3) Obligations to Lessor other than Fees, expenses and interest and principal payments; and (4) then due and payable principal payments with respect to the Obligations. Notwithstanding the foregoing, prior to the occurrence of an Event of Default, all payments made by Aladdin Gaming specifically identified as being made with respect to the Lease Facility shall be applied only to those Obligations relating to the Lease Facility.

       (g)        (1)        If  Lessor  shall  determine  (which
determination shall, upon notice thereof to Lessee, be conclusive and binding) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for Lessor to make, continue or maintain any Funding as, or to convert any Funding into, a LIBOR Rate Funding, the obligations of Lessor to make, continue, maintain or convert any such LIBOR Rate Funding shall, upon such determination, forthwith be suspended until Lessor shall notify Lessee that the circumstances causing such suspension no longer exist, and the interest rate then applicable with respect to the calculation of rent automatically shall change to the interest rate specified in Section C.1.(y) of the applicable Schedule, at the end of the then current Interest Period with respect thereto, or sooner, if required by such law or assertion.

               (2)  If Lessor shall have determined that:

                     (x)   Dollar deposits in the relevant amount
and for the relevant Interest Period are not available to Lessor in its relevant market; or

                     (y)   by  reason of circumstances  affecting
Lessor's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Rate
Fundings;

then, upon notice from Lessor to Lessee, the obligations of Lessor to make or continue any Fundings as, or to convert any Fundings into, LIBOR Rate Fundings shall forthwith be suspended until Lessor shall notify Lessee that the circumstances causing such suspension no longer exist.

                (3) Lessee agrees to reimburse Lessor for any increase in the cost to Lessor of, or any reduction
in  the   amount   of   any   sum   receivable   by   Lessor   in
respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Fundings as, or of converting (or of its obligation to convert) any Fundings into, LIBOR Rate Fundings that arises in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the date hereof of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority, except for such changes with respect to increased capital costs and taxes which are governed by sub-parts (g)(5) hereof and 4(b) of the Agreement, respectively. Lessor shall promptly notify Lessee in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate Lessor for such increased cost or reduced amount. Such additional amounts shall be payable by Lessee directly to Lessor within five (5) days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on Lessee.

      Without limiting the foregoing, in the event that, as a result of any such change, introduction, adoption or the like described above, the LIBOR Reserve Percentage decreases for Lessor's LIBOR Rate Fundings, Lessor shall give prompt notice thereof in writing to Lessee. On the fifth day following delivery of such notice, the 30-Day LIBOR or 90-Day LIBOR attributable to Lessor's LIBOR Rate Fundings shall be adjusted to give Lessee the benefit of such decrease (for so long as such decrease shall remain in effect).

                (4) In the event Lessor shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lessor to make, continue or maintain any portion of the principal amount of any Funding as, or to convert any portion of the principal amount of any Funding into, a LIBOR Rate Funding) as a result of:

                     (x)     any   conversion  or  repayment   or
prepayment of the principal amount of any LIBOR Rate Fundings on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 4 hereof or otherwise; or

                    (y)    any  Fundings not being made as  LIBOR
Rate Fundings in accordance with Lessee's request therefor;

then, upon the written notice of Lessor to Lessee, Lessee shall, within five (5) days of its receipt thereof, pay directly to Lessor such amount as will (in the reasonable determination of Lessor ) reimburse Lessor for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on Lessee.

                (5)  If  any  change  in,  or  the  introduction,
adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority affects or would affect the amount of capital required or expected to be maintained by Lessor or any Person controlling Lessor, and Lessor determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitment or the Fundings made by Lessor is reduced to a level below that which Lessor or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by Lessor to Lessee, Lessee shall immediately pay directly to Lessor additional amounts sufficient to compensate Lessor or such controlling Person for such reduction in rate of return. A statement of Lessor as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on Lessee. In determining such amount, Lessor may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

                (6)  In  this Section, each reference  to  Lessor
shall  be  deemed  to  include  reference  to  Lessor  and   each
Participant, and all determinations pursuant to this Section shall be made by Lessor and each affected Participant.

3.   DELIVERY AND USE:

      (a) All Equipment shall be shipped directly from the Supplier to Lessee.

      (b) The Equipment shall be used, maintained and operated by Lessee in compliance with the requirements of the Facilities
Agreement.

     (c) The parties intend that all Equipment shall at all times remain personal property of Lessee regardless of the degree of its annexation to any real property and to the maximum extent permitted by Applicable Law shall not by reason of any installation in, or affixation to, real or personal property become a part thereof.

      (d) Lessee shall insure the Equipment in accordance with the requirements of the Facilities Agreement.

4.   EARLY TERMINATION:

      On or after the fourth (4th) Rent Payment Date, Lessee may terminate this Agreement as to all (but not less than all) of the Equipment described on all Schedules executed hereunder, as of a Rent Payment Date ("EARLY TERMINATION DATE") upon at least thirty
(30) days' prior written irrevocable notice to Lessor.

     On the Early Termination Date, Lessee shall pay to Lessor in cash the purchase price for the Equipment, determined as hereinafter provided. The purchase price of the Equipment shall be an amount equal to the sum of (A) the Termination Value (calculated as of the Early Termination Date) for the Equipment, plus (B) that portion of the Prepayment Premium applicable to the Equipment, plus (C) all Collateral Taxes upon sale, plus (C) all Rent and other sums due and unpaid as of the Early Termination Date (including, without limitation, any enforcement costs incurred by Lessor as a result of the occurrence of an Event of Default) Upon satisfaction of the conditions specified, Lessor will transfer, on an AS IS BASIS (except as provided in the following sentence), all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in such Equipment free and clear of any lien or encumbrance created by or arising through Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code statements of termination as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment.

5.   END OF LEASE OPTIONS:

      Upon the expiration of the Term of each Schedule, Lessee shall return, or purchase, or extend or renew the Term with respect to, all (but not less than all) of the Equipment leased under all Schedules executed hereunder upon the following terms and conditions.

           (a) RENEWAL. If Lessee shall not have exercised its option to return the Equipment or its purchase option pursuant to this Section, Lessee shall have the option, upon the expiration of the Basic Lease Term of the first Schedule to be executed under this Agreement and/or of the first Renewal Term of the first Schedule to be executed under this Agreement, to renew the Agreement with respect to all, but not less than all, of the
Equipment leased under all Schedules executed hereunder for an additional term of twelve (12) months (each, a "RENEWAL TERM"). Including all Renewal Terms, the maximum term of the first Schedule to be executed under this Agreement shall be five (5) years (the Basic Lease Term plus two (2) Renewal Terms) (the "MAXIMUM LEASE TERM"), and the maximum term of each additional Schedule shall not exceed the then remaining Maximum Lease Term.

          (b) PURCHASE. If Lessee shall not have exercised its extension option or its option to renew this Agreement or its option to return the Equipment pursuant to this Section, Lessee shall have the option, upon the expiration of the Term of each Schedule, to purchase all (but not less than all) of the Equipment described on all Schedules executed hereunder upon the following terms and conditions: If Lessee desires to exercise this option with respect to the Equipment, Lessee shall pay to Lessor on the last day of the Term with respect to each individual Schedule, in addition to the scheduled Rent (if any) then due on such date and all other sums then due hereunder with respect to the Units of Equipment described on said Schedule, in cash the purchase price for the Equipment described on such Schedule, determined as hereinafter provided. The purchase price of the Equipment shall be an amount equal to the Fixed Purchase Price of such Equipment (as specified on the Schedule), plus all Collateral Taxes upon sale and all other reasonable and documented expenses incurred by Lessor in connection with such sale, including, without limitation, any such expenses incurred based on a notice from Lessee to Lessor that Lessee intended to return any such items of Equipment. Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer, on an AS IS BASIS (except as provided in the following sentence), all of Lessor's interest in and to the applicable Units of Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in such Equipment free and clear of any lien or encumbrance created by or arising through Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code statements of termination as reasonably may be required in order to terminate any interest of Lessor in and to such Equipment.

          (c) RETURN. Unless Lessee shall have exercised its extension option or its purchase option pursuant to this Section, upon the expiration of the Term of each Schedule, Lessee shall return all (but not less than all) of the Equipment described on all Schedules executed hereunder, to Lessor upon the following terms and conditions: Lessee shall (i) pay to Lessor on the last day of the Term with respect to each individual Schedule, in addition to the scheduled Rent then due on such date and all other sums then due hereunder, a terminal rental adjustment amount equal to the Fixed Purchase Price of such Equipment, and
(ii) return the Equipment to Lessor in accordance with the provisions of Annex F attached to the Schedules. Thereafter, upon return of all of the Equipment described on all Schedules executed hereunder, Lessor and Lessee shall arrange for the commercially reasonable sale, scrap or other disposition of the Equipment. Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer to the purchaser, on an AS IS BASIS (except as provided in the following sentence), all of
Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any liens or encumbrances created by or arising through Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code statements of termination as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment. Upon the sale, scrap or other disposition of the Equipment the sales proceeds with respect to the Equipment sold will be paid to, and held and applied by, Lessor as follows: Lessor shall promptly thereafter pay to Lessee an amount equal to the Residual Risk Amount (as specified in the Schedule) of the Equipment (less all reasonable costs, expenses and fees, including storage, reasonable and necessary maintenance and other remarketing fees incurred in connection with the sale, scrap, or disposition of such Equipment) plus all net proceeds, if any, of such sale in excess of the Residual Risk Amount of the Equipment and applicable taxes, if any.

         (d) EXTENSION. If Lessee shall not have exercised its option to return the Equipment or its purchase option pursuant to this Section, and provided that Lessee shall have exercised its option to renew this Agreement pursuant to this Section with respect to all available Renewal Terms, with Lessor's prior written consent (which may be withheld at Lessor's sole discretion) Lessee shall have the option, upon the expiration of all available Renewal Terms, to extend the Agreement with respect to all, but not less than all, of the Equipment for an additional term of twelve (12) months (the "EXTENSION TERM") at a monthly rental to be paid in arrears on the same day of each month on which the prior Renewal Term Rent installment was paid, and calculated as the product of (i) the Capitalized Lessor's Cost, TIMES (ii) a lease rate factor calculated by Lessor, which when so multiplied times the Capitalized Lessor's Cost, will result in a product that is equal to the amount necessary to fully repay to Lessor any unpaid balance of the Capitalized
Lessor's Cost (determined as of the date on which the last available Renewal Term expired), together with interest thereon at a rate per annum equal to six hundred twenty-five (625) basis points over the then current yield to maturity of U.S. Treasury Notes having a one year maturity, in twelve (12) equal monthly installments. At the end of the Extension Term, Lessee shall purchase all, and not less than all, of such Equipment for $1.00 cash, together with all Rent and other sums then due on such date (including, without limitation, any enforcement costs incurred by Lessor as a result of the occurrence of an Event of Default), plus all Collateral Taxes upon transfer and all other reasonable and documented expenses incurred by Lessor in connection with such transfer. Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer, on an AS IS BASIS (except as provided in the following sentence), all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment and any other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any lien or encumbrance created by or arising through Lessor).

          (e) NOTICE OF ELECTION. Lessee shall give Lessor written notice of its election of the options specified in this Section not less than one hundred eighty (180) days nor more than three hundred sixty-five (365) days before the expiration of the Basic Term or any Renewal Term of the first Schedule to be executed under this Agreement. Such election shall be effective with respect to all Equipment described on all Schedules executed hereunder. If Lessee fails timely to provide such notice, without further action Lessee automatically shall be deemed to have elected (1) to renew the Term of this Agreement pursuant to Paragraph (a) of this Section if a Renewal Term is then available hereunder, or (2) to purchase the Equipment pursuant to Paragraph
(b) of this Section if a Renewal Term is not then available hereunder.

6.   OWNERSHIP FOR TAX PURPOSES; GRANT OF SECURITY INTEREST:

     (a) For income tax purposes, Lessor will treat Lessee as the owner of the Equipment. Accordingly, Lessor agrees (i) to treat Lessee as the owner of the Equipment on its Federal income tax return, (ii) not to take actions or positions inconsistent with such treatment on or with respect to its Federal income tax return, and not claim any tax benefits available to an owner of the Equipment on or with respect to its Federal income tax return. The foregoing undertakings by Lessor shall not be violated by Lessor's taking a tax position through inadvertence so long as such inadvertent tax position is reversed by Lessor promptly upon its discovery. Lessor shall in no event be liable to Lessee if Lessee fails to secure any of the tax benefits available to the owner of the Equipment.

      (b) To secure the prompt and complete payment, performance and observance of all of the Obligations, and to induce Lessor to enter into this Agreement and to lease the Equipment hereunder, Lessee hereby grants to Lessor a first priority security interest in all of Lessee's right, title and interest in, to and under the following, whether now owned or hereafter acquired, and wherever located: (a) the Equipment leased under and described on the Schedules; (b) all additions, attachments, accessions, accessories and accessions thereto, and all substitutions, replacements or exchange therefor; and (c) all Proceeds thereof; provided, however, that the foregoing grant of security interest shall not cover, create a security interest in or attach to any income generated by the property described in clauses (a) or (b) above except to the extent resulting from the disposition of such property.


7.   MISCELLANEOUS:

      (a)  COMPLETE  AGREEMENT; MODIFICATION OF AGREEMENT.   This
Agreement  and  the  other  Operative  Documents  constitute  the complete agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied). Neither this Agreement nor any other
Operative Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the parties hereto.

      (b)  NO WAIVER.  No failure on the part of Lessor,  at  any time or times, to require strict performance by Lessee, of any provision of this Agreement and any of the other Operative Documents shall waive, affect or diminish any right of Lessor thereafter to demand strict compliance and performance therewith. Any suspension or waiver of any Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Lessee contained in this Agreement or any of the other Operative Documents and no Event of Default by Lessee shall be deemed to have been suspended or waived by Lessor, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Lessor if required hereunder and directed to Lessee specifying such suspension or waiver.

      (c) SEVERABILITY. Any provision of this Agreement and the other Operative Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (d) CONFLICT OF TERMS. Except as otherwise provided in this Agreement or any of the other Operative Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Operative Documents, the provisions contained in the Facilities Agreement shall govern and control.

       (e) GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. LESSEE HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER OPERATIVE DOCUMENTS, PROVIDED, THAT LESSOR AND LESSEE ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LESSOR FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LESSOR. LESSEE EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND LESSEE HEREBY WAIVES ANY OBJECTION WHICH LESSEE MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. LESSEE HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY CERTIFIED MAIL ADDRESSED TO LESSEE AT THE ADDRESS SET FORTH IN SECTION 15(J) OF THE FACILITIES AGREEMENT, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF LESSEE?S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

      (f)  SECTION  TITLES.   The Section  titles  and  Table  of
Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

      (g)  COUNTERPARTS.  This Agreement may be executed  in  any
number   of   separate  counterparts,  each   of   which   shall,
collectively and separately, constitute one agreement.

      (h)  TIME OF THE ESSENCE.  Time is of the essence  of  this
Agreement and each of the other Operative Documents. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith.

      (i) WAIVER OF JURY TRIAL. LESSEE HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OPERATIVE DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OPERATIVE DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

      (j) FURTHER ASSURANCES. At any time and from time to time, upon the written request of Lessor and at the sole expense of Lessee, Lessee shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lessor may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lessor of any license or contract held by Lessee or in which Lessee has any rights not heretofore assigned, and (ii) filing any financing or continuation statements under the Code with respect to the liens and security interests granted hereunder or under any other Operative Document. Lessee also hereby authorizes Lessor to file any such financing or continuation statement without the signature of Lessee to the extent permitted by Applicable Law.

       (k)   NOTICES.   Any  notice,  demand,  request,  consent,
approval, declaration or other communication hereunder shall be given as specified in Section 15(j) of the Facilities Agreement.

      (l) SURVIVAL. The obligations of Lessee under Section 5(c) hereof which accrue during the Term shall survive the termination of this Agreement.

     (m) QUIET ENJOYMENT. So long as no Event of Default occurs, neither Lessor nor any Person claiming by or through Lessor shall interfere with Lessee's right to peaceably and quietly possess and use the Equipment during the term, subject to the terms and provisions hereof.

8. CHATTEL PAPER: To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked "Original" and all other counterparts shall be marked "Duplicate".

      IN  WITNESS  WHEREOF, Lessee and Lessor  have  caused  this
Master Lease Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                             LESSEE:

GENERAL ELECTRIC CAPITAL            ALADDIN GAMING, LLC
CORPORATION, FOR ITSELF AND
AS AGENT FOR CERTAIN
PARTICIPANTS


By:____________________________     By:___________________________
Name:__________________________     Name:_________________________
Title:_________________________     Title:________________________

                        EXHIBIT NO. 1 TO
                     MASTER LEASE AGREEMENT

                     SCHEDULE NO.__________
        DATED THIS ___________ DAY OF ____________, 199__
       TO MASTER LEASE AGREEMENT DATED AS OF JUNE 26, 1998


Lessor & Mailing Address:              Lessee & Mailing Address:

GENERAL ELECTRIC CAPITAL CORPORATION   ALADDIN GAMING, LLC
FOR ITSELF AND AS AGENT FOR CERTAIN    Project Development Office
PARTICIPANTS                           831 Pilot Road
777 Long Ridge Road                    Las Vegas, Nevada  89119
Building B, 1st Floor
Stamford, Connecticut  06927

This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above (the "Master Lease Agreement"; said Master Lease Agreement and this Equipment Schedule being collectively referred to as "Lease"). This Equipment Schedule, incorporating by reference the Master Lease Agreement, constitutes a separate instrument of lease.

A.   EQUIPMENT.

     Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof (individually a "Unit of Equipment" and, collectively, the "Equipment").

B.   FINANCIAL TERMS.

     1.  Capitalized Lessor's Cost: $__________________________.
     2.  Basic Lease Term: thirty-six (36) months.
     3.  Basic   Lease   Term   Commencement   Date:   the
         Construction Completion Date.
     4.  Renewal Term: each, twelve (12) months.
     5.  Maximum Lease Term: sixty (60) months.
     6.  Last  Delivery Date: _________________, 2000 [that  date which is twenty-six (26) months after Lessee's Senior Credit Facility closes] (if no force majeure has then occurred; provided that such date may be extended for up to twelve (12) months if a force majeure has then occurred).
     7.  Stipulated Loss Values: See Annex D.
     8.  Termination Values: See Annex D.
     9.  Lessee Federal Employer Identification No.:  86-0856993
     10. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on this Schedule is equal to the fair market value of the Equipment on the date hereof.

C.   TERM AND RENT.

     1. Interim Rent. During the Interim Funding Period, Lessee shall pay rent ("Interim Rent") for each Unit of Equipment in monthly installments, in arrears, calculated as the product of the Interim Term Interest Rate, multiplied by the Capitalized Lessor's Cost of such Unit of Equipment, for the actual number of days in such period. Lessee shall select the applicable interest rate with respect to the Interim Funding Period not less than five (5) Business Days prior to the date on which the initial
Funding    is     made    with    respect     to     the    Lease
Facility by written notice to Lessor. The interest rate option selected by Lessee shall remain in effect during the Interim Funding Period. Interim Rent shall be due on the first day of each month during the Interim

Funding Period, commencing on the first day of the calendar month next succeeding the Lease Commencement Date with respect to such Unit of Equipment and on the first day of each calendar month thereafter during the Interim Funding Period (provided, however, that the final installment of Interim Rent shall be due on the Basic Term Commencement Date) (each, an "Interim Rent Payment Date"). All payments of Interim Rent shall be applied to payment of interest due on the Obligations with respect to the Lease Facility.

      2. Basic Term and Renewal Term Rent. Commencing on the first day of the fourth calendar month next succeeding the Basic Term Commencement Date, and on the first day of each tri-monthly period thereafter (each, a "Rent Payment Date") during the Basic Lease Term ("Basic Term Rent") and any Renewal Term ("Renewal Term Rent"), Lessee shall pay rent in tri-monthly installments, in arrears, in an amount equal to (x) the amount specified on the attached Basic Term Rent Schedule, plus (y) an amount equal to the product of the Unamortized Lessor's Cost as of the immediately preceding Rent Payment Date (after application of the Rent paid on such date), multiplied by the Basic Lease Term Interest Rate for the actual number of days in the Interest Period following such immediately preceding Rent Payment Date. Said Rent consists of principal and interest components, such principal components being as provided in the Basic Term Rent Schedule attached hereto.

     3. Contingent Rent. Contingent Rent shall accrue on a tri-monthly basis and shall be payable by Lessee to Lessor upon return of the Equipment pursuant to Section 5(c) of the Master
Lease Agreement.

      4. Special Definitions. As used herein, the following terms shall have the following meaning:

      "Interim Term Interest Rate" shall be calculated at a floating rate equal, at the option of Lessee exercised pursuant to Section C.1. hereof, to either (1) 30-Day LIBOR plus four hundred seventy-eight (478) basis points, or (2) the Prime Rate plus two hundred seventy-five (275) basis points; and such spread shall be fixed throughout the Interim Funding Period; and 30-Day LIBOR or the Prime Rate, as applicable, will be adjusted monthly on the first day of each month during the Interim Funding Period, based on changes thereto as in effect two (2) Business Days before the first day of such month.

      "Basic  Lease Term Interest Rate" shall be determined  five
(5) Business Days prior to the Basic Lease Term Commencement Date and shall be calculated at a floating rate equal to the sum of the Base Index plus an amount (the "Spread") equal to four hundred seventy-eight (478) basis points; and such Spread shall be fixed throughout the Lease Term; and the Base Index will be adjusted tri-monthly on the first day of each tri-monthly period during the Lease Term, based on changes to the Base Index as in effect two (2) Business Days before the first day of such tri-monthly period.

      5. Default Rate. So long as any Event of Default shall have occurred and be continuing, the interest rate applicable to the Lease Facility shall be increased by two percentage points (2%) per annum above the then highest rate otherwise applicable to the Lease Facility.

      6. Computations of Interest. All computations of interest hereunder shall be made (a) on the basis of a three hundred sixty
(360) day year during any period during which rent is calculated on the basis of 30-Day LIBOR or the Base Index, or (b) on the basis of a three hundred sixty-five (365) day year during any period during which rent is calculated on the basis of the Prime Rate; in each case for the actual number of days occurring in the period for which such rent is payable. Each determination by Lessor of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

D.   FIXED PURCHASE PRICE AND RESIDUAL RISK AMOUNT

     END OF QUARTER   FIXED PURCHASE PRICE   RESIDUAL RISK AMOUNT
expressed as a percent of the Capitalized Lessor's Cost of the Equipment.

      This Schedule is not binding or effective with respect to the Master Lease Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

      IN  WITNESS  WHEREOF, Lessee and Lessor  have  caused  this
Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                             LESSEE:

GENERAL ELECTRIC CAPITAL            ALADDIN GAMING, LLC
CORPORATION, FOR ITSELF AND
AS AGENT FOR CERTAIN
PARTICIPANTS


By:___________________________      By:___________________________
Name:_________________________      Name:_________________________
Title:________________________      Title:________________________

                             ANNEX A
                               TO
                     SCHEDULE NO.__________
             DATED THIS _____ DAY OF ________, 199__
       TO MASTER LEASE AGREEMENT DATED AS OF JUNE 26, 1998

[CAPTION]

                    DESCRIPTION OF EQUIPMENT

Manufacturer    Serial Numbers    Type and Model of    Number of Units   Cost per Unit
                                      Equipment
=======================================================================================





Initials:__________      __________
         Lessor          Lessee

                             ANNEX B
                               TO
                     SCHEDULE NO.__________
              DATED THIS _____ DAY OF ________, 199
       TO MASTER LEASE AGREEMENT DATED AS OF JUNE 26, 1998

              PURCHASE ORDER ASSIGNMENT AND CONSENT


     THIS ASSIGNMENT AGREEMENT, dated as of ____________________, 1998 ("AGREEMENT"), between General Electric Capital Corporation, for Itself and as Agent for Certain Participants, its successors and assigns ("LESSOR"), and Aladdin Gaming, LLC (together with its successors and permitted assigns, "LESSEE").


WITNESSETH:

     Lessee desires to lease certain equipment ("EQUIPMENT") from Lessor pursuant to the above schedule and lease (collectively, "LEASE"). All terms used herein which are not otherwise defined shall have the meaning ascribed to them in the Lease.

      Lessee desires to assign, and Lessor is willing to acquire, certain of Lessee's rights and interests under the purchase order(s), agreement(s), and/or document(s) (the "PURCHASE ORDERS") Lessee has heretofore issued to the Supplier(s) of such Equipment.


      NOW, THEREFORE, in consideration of the mutual covenants herein contained, Lessor and Lessee hereby agree as follows:


SECTION 1.  ASSIGNMENT.

      (a) Lessee does hereby assign and set over to Lessor all of Lessee's rights and interests in and to such Equipment and the Purchase Orders as the same relate thereto including, without limitation, (i) the rights to purchase, to take title, and to be named the purchaser in the bill of sale for, such Equipment, (ii) all claims for damages in respect of such Equipment arising as a result of any default by the Supplier (including, without limitation, all warranty and indemnity claims) and (iii) any and all rights of Lessee to compel performance by the Supplier.

      (b) If, and so long as, (i) no Event of Default exists,  or
(ii) notwithstanding the existence of an Event of Default, Lessee remains in possession of the Equipment, Lessee shall be, and is hereby, authorized during the term of the Lease to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.


SECTION 2.  CONTINUING LIABILITY OF LESSEE.

      It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) Lessee shall at all times remain liable to the Supplier to perform all of the duties and obligations of the purchaser under the Purchase Orders to the same extent as if this Agreement had not been executed, (b) the execution of this Agreement shall not modify any contractual rights of the Supplier under the Purchase Orders and the liabilities of the Supplier under the Purchase Orders shall be to the same extent and continue as if this Agreement had not been executed, (c) the exercise by the Lessor of any of the rights hereunder shall not release Lessee from any of its duties or obligations to the Supplier under the Purchase Orders, and (d) Lessor shall not have any obligation or liability under the Purchase Orders by reason of, or arising out of, this Agreement or be obligated to perform any of the obligations or duties of Lessee under the Purchase Orders or to make any payment (other than under the terms and conditions set forth in the Lease) or to make any inquiry of the sufficiency of or authorization for any payment received by any Supplier or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LESSOR:                             LESSEE:

GENERAL ELECTRIC CAPITAL            ALADDIN GAMING, LLC
CORPORATION, FOR ITSELF AND
AS AGENT FOR CERTAIN
PARTICIPANTS


By:___________________________      By:___________________________
Name:_________________________      Name:_________________________
Title:________________________      Title:________________________

                      CONSENT AND AGREEMENT


      Supplier hereby consents to the above assignment agreement ("AGREEMENT") and agrees not to assert any claims against Lessor or Lessee inconsistent with such Agreement. Supplier agrees that the Purchase Orders are hereby amended as necessary to provide as follows:

      (a)As  between  Supplier and Lessor, title to and  risk  of
         loss   of  the  Equipment  shall  pass  to  Lessor  upon
         Lessee's execution of the Certificate of Acceptance for such Equipment.

      (b)Supplier hereby waives and discharges any security interest, lien or other encumbrance in or upon the Equipment and agrees to execute such documents as Lessor may request evidencing the release of any such encumbrance and the conveyance of title thereto to Lessor.

      (c)Supplier agrees that on and after the date this Consent is executed it will not make any addition to or delete any items from the Equipment referred to in the Agreement without the prior written consent of both Lessor and Lessee.

      (d)Supplier represents that the Equipment has been accurately labeled, consistent with the requirements of 40 CFR Part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

      IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed this ________ day of ____________________, 199___.


                                    SUPPLIER:


                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________

                             ANNEX C
                               TO
                     SCHEDULE NO.__________
            DATED THIS _____ DAY OF __________, 199__
       TO MASTER LEASE AGREEMENT DATED AS OF JUNE 26, 1998

                    CERTIFICATE OF ACCEPTANCE


To:   General Electric Capital Corporation,
      for Itself and as Agent for Certain Participants

      Pursuant to the provisions of the above Schedule and Master Lease Agreement (collectively, the "LEASE"), Lessee hereby certifies and warrants that, as between Lessor and Lessee (a) all Equipment listed in the related invoice is in good condition and appearance, installed (if applicable), and in working order; and
(b) Lessee accepts the Equipment for all purposes of the Lease and all attendant documents; provided, however, that this Certificate shall not confer any rights upon or inure to the benefit of any Person other than Lessor and shall not constitute a waiver of any claims against any Supplier. Capitalized terms used herein without definition shall have the meanings specified in the Lease.

      Lessee does further certify that as of the date hereof (i) no Event of Default has occurred and is continuing; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.

                           ALADDIN GAMING, LLC


                           By:____________________________________
                              Lessee's Authorized Representative


Dated:  __________ ___, 199_

                             ANNEX D
                               TO
                          SCHEDULE NO.
             DATED THIS _____ DAY OF _________, 199_
       TO MASTER LEASE AGREEMENT DATED AS OF JUNE 26, 1998

         STIPULATED LOSS AND TERMINATION VALUE TABLE<1>


RENT PAYMENT          STIPULATED LOSS       TERMINATION
DATE                  VALUE                 VALUE
---------             ---------             ---------




Initials__________       __________
        Lessor           Lessee


=======================
<1>The  Stipulated Loss and Termination Value for  any  unit  of
Equipment shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

                             ANNEX E
                               TO
                     SCHEDULE NO.__________
            DATED THIS _____ DAY OF _________, 199__
       TO MASTER LEASE AGREEMENT DATED AS OF JUNE 26, 1998

                  BASIC TERM RENT SCHEDULE<1>


                                               UNAMORTIZED
RENT PAYMENT DATE     PRINCIPAL<1>            LESSOR'S COST<1>
-----------------     ---------               -------------







Initials__________       __________
        Lessor           Lessee


====================
<1>The  Principal and Unamortized Lessor's Cost as of  any  Rent
Payment Date shall be equal to the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table.

                             ANNEX F
                               TO
                     SCHEDULE NO.__________
           DATED THIS _____ DAY OF ____________, 199__
       TO MASTER LEASE AGREEMENT DATED AS OF JUNE 26, 1998

RETURN PROVISIONS: Upon the expiration or any termination of the Term of this Schedule provided that Lessee has elected not to exercise its extension option or its purchase option pursuant to
Section 9 of the Lease, Lessee shall, at its expense:

      (A) (i) Perform any testing and repairs required to place the Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear excepted) and in good working order for its originally intended purpose; (ii) if deinstallation, disassembly or crating is required, cause the Equipment to be deinstalled, disassembled and crated by an authorized manufacturer's representative or such other service person as is satisfactory to Lessor; and (iii) return the Equipment, free and clear of all liens and encumbrances, to a location within the continental United States as Lessor shall direct.

     (B) Until Lessee fully has complied with the requirements of Paragraph (A) above, Lessee's Rent payment obligation and all other obligations under the Agreement shall continue from month to month notwithstanding any expiration or termination of the Term. Lessor may terminate such continued leasehold interest upon ten (10) days' notice to Lessee. In addition to these Rents, Lessor shall have all of its other rights and remedies available as a result of this nonperformance.

     (C) At least one hundred eighty (180) days and not more than two hundred forty (240) days prior to expiration or earlier termination of the Lease, provide to Lessor a detailed inventory of all components of the Equipment. The inventory should include, but not be limited to, a listing of model, serial numbers and size description (length, width, height, diameter) for all components comprising the Equipment.

      (D) At least one hundred eighty (180) days prior to expiration or earlier termination of the Lease, upon receiving reasonable notice from Lessor, provide or cause the vendor(s) or manufacturer(s) to provide to Lessor the following documents:
(1) one set of service manuals, blue prints, process flow diagrams and operating manuals including replacements and/or additions thereto, such that all documentation is completely up-to-date; and (2) one set of documents, detailing equipment configuration, operating requirements, maintenance records, and other technical data concerning the set-up and operation of the Equipment, including replacements and/or additions thereto, such that all documentation is completely up-to-date.

      (E) At least one hundred eighty (180) days prior to expiration or earlier termination of the Lease, upon receiving reasonable notice from Lessor, make the Equipment available for on-site operational inspections by potential purchasers, under power, and provide personnel, power and other requirements necessary to demonstrate electrical, mechanical and functionality of each item of the Equipment.

      (F) At least forty-five (45) days prior to expiration or earlier termination of the Lease, cause the manufacturer's representative(s) or qualified equipment maintenance provider(s), acceptable to Lessor, to perform a comprehensive physical inspection, including testing all material and workmanship of the Equipment. The authorized inspector should ensure the equipment is clean and cosmetically acceptable, and in such condition so that it may be immediately installed and placed into use in a similar retail store environment. There shall be no missing screws, bolts, fasteners, etc. The equipment will be free from all large scratches, marks, gouges, dents, discoloration or stains. There shall be no evidence of extreme use or overloading, i.e. bowed or sagging shelves, etc. If during such inspection, examination and test, the authorized inspector finds any of the material or workmanship to be defective or the Equipment not operating within manufacturer's specifications, then Lessee shall repair or replace such defective material and, after corrective measures are completed, Lessee will provide for a follow-up inspection of the Equipment by the authorized inspector as outlined in the preceding clause.

      (G) Have each item of Equipment returned with an in-depth field service report detailing said inspection as outlined in Section D of this Annex F. The report shall certify that the Equipment has been properly inspected, examined and tested and is operating within the manufacturer's specifications.

      (H) Properly remove all Lessee installed markings which are not necessary for the operation, maintenance or repair of the Equipment.

     (I) Ensure all Equipment and equipment operations conform to all applicable local, state, and federal laws, health and safety guidelines.

      (J) The Equipment shall be redelivered with all component parts in good operating condition. All components must meet or exceed the manufacturer's minimum recommended specifications unless otherwise specified.

      (K) Provide for the deinstallation, packing, transporting, and certifying of the Equipment to include, but not be limited to, the following: (1) the manufacturer's representative shall de-install all Equipment (including all wire, cable and mounting hardware) in accordance with the specifications of the manufacturer; (2) each item of the Equipment will be returned with a certificate supplied by the manufacturer's representative qualifying the Equipment to be in good condition and (where applicable) to be eligible for the manufacturer's maintenance plan; the certificate of eligibility shall be transferable to another operator of the Equipment; (3) the Equipment shall be packed properly and in accordance with the manufacturer's recommendations; and (4) Lessee shall transport the Equipment in a manner consistent with the manufacturer's recommendations and practices.

      (L) Upon sale of the Equipment to a third party, provide transportation to any locations anywhere in the continental
United States selected by Lessor.

     (M) Obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and Lessor shall be named as the loss payee on all such policies of insurance.

      (N)  Store  the  Equipment at the  Equipment  Location,  at
Lessee's  sole  risk  and  expense  (including  maintenance   and
insurance), for a period not to exceed nine (9) months.

                        EXHIBIT NO. 2 TO
                     MASTER LEASE AGREEMENT

                        AGENCY AGREEMENT


      THIS AGENCY AGREEMENT ("Agreement"), dated as of the 26th day of June, 1998, between GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS, its successors and assigns ("Lessor"), and ALADDIN GAMING, LLC, its successors and assigns ("Lessee"). Capitalized terms not defined herein shall have the meanings assigned to them in Annex A to that certain Facilities Agreement dated as of the date hereof, between Lessor and Lessee.


                            RECITALS:

      WHEREAS, Lessor and Lessee have entered into the Master Lease Agreement which contemplates the execution of one or more Schedules incorporating by reference the terms and conditions of the Master Lease Agreement. Each Schedule, incorporating by reference the Master Lease Agreement, is hereinafter referred to as the "Lease". Pursuant to the Lease, Lessor, as lessor, has agreed to purchase certain items of equipment and lease such items of equipment to Lessee, as lessee (all such equipment leased thereunder is hereinafter collectively referred to as the "Equipment").

      WHEREAS, Lessor and Lessee desire to set forth the basis on which Lessee shall issue its purchase orders with respect to equipment which Lessee wishes to be brought under the Lease.

     WHEREAS, Lessor desires to appoint Lessee its agent to order and receive, in the name and on behalf of Lessor, the Equipment.

      NOW, THEREFORE, in consideration of the above premises and the mutual promises contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                            ARTICLE I
                       GENERAL UNDERTAKING

      Section  1.01  Ordering of Equipment.  From time  to  time,
Lessee  shall issue its purchase orders to, or shall  enter  into
purchase  agreements  with,  suppliers  of  equipment   (each   a
"Supplier" and collectively, the "Suppliers").

      Section 1.02 Appointment. Lessor hereby appoints Lessee, and Lessee hereby accepts such appointment, as the agent of Lessor, without any fee for acting as such agent, pursuant to the terms and conditions of this Agreement, for the purpose of subject to the conditions set forth in Section 2.01 hereof, accepting Equipment on Lessor's behalf for leasing to Lessee under the Lease. It is specifically agreed that all of the power and authority vested to Lessee herein shall be subject to any modifications as may from time to time be made by Lessor.

      Section 1.03 Powers. Except as otherwise may be expressly provided in this Agreement, Lessee is hereby granted the authority to act, and hereby agrees to act, on behalf of Lessor and in the name of Lessor, solely to the extent necessary to carry out its duties under this Agreement.

      Section 1.04 Lease. This Agreement is entered into in connection with and subject to the terms of the Lease and in the event of a conflict between the terms of this Agreement and the Lease, the Lease shall control. Lessee and Lessor may from time to time hereafter enter into Schedules to the Lease, and it is the intent of the parties that this Agreement facilitate the leasing of Equipment under the Lease. NOTHING IN THIS

AGREEMENT SHALL BE OR SHALL BE DEEMED TO BE, A COMMITMENT ON  THE
PART  OF  LESSOR TO EXECUTE OR OTHERWISE ENTER INTO ANY SCHEDULES
AFTER THE DATE OF THIS AGREEMENT.


                           ARTICLE II
                         DUTIES OF AGENT

     Section 2.01  Equipment Orders.

           (a) Lessee, pursuant to the agency granted to it by Lessor in Article I hereof, may receive, accept and pay for the Equipment to be leased by Lessor to Lessee pursuant to the Lease. Upon and as of the date of issuance hereunder by Lessee of a Purchase Order with respect to Equipment, Lessee shall be unconditionally obligated to lease such Equipment from Lessor pursuant to the terms and conditions of the Lease and the applicable Schedule. Upon and as of the date of acceptance of the Equipment by Lessee and satisfaction of the conditions precedent provided for herein and in the Lease, Lessor shall be unconditionally obligated to purchase such Equipment pursuant to the terms of the applicable Purchase Order and to lease such Equipment to Lessee pursuant to the terms and conditions of the Lease and the applicable Schedule.

           (b) Notwithstanding any provision to the contrary herein, Lessee's ability to act as Lessor's agent hereunder, and unconditionally to obligate Lessor to purchase Equipment pursuant to such agency, shall be limited by the following: (1) Lessee must disclose in writing to all Suppliers that it is ordering the Equipment as agent for "General Electric Capital Corporation or its nominee"; (2) all of the Equipment ordered and/or accepted hereunder must meet at least one of the general description categories, and must be within the quantity, specific description, manufacturers, hard/soft cost allocation, and total cost parameters, contained on Schedule A attached hereto; (3) the aggregate Purchase Price for all Equipment purchased in connection with the Lease must be less than, or equal to, the Capitalized Lessor's Cost specified on Schedule A attached hereto; (4) the Equipment must be delivered to, and accepted by, Lessee on or before the Last Delivery Date specified in Schedule A attached hereto; and (5) the Purchase Price of each unit of Equipment must not be more than the then current fair market value of such Equipment. Lessor may refuse to purchase Equipment pursuant to such agency if Lessor determines, in its sole discretion, that the foregoing conditions have not been satisfied; and such refusal shall not constitute a breach by Lessor hereunder or under the Lease.

           (c) Lessee additionally agrees that all Purchase Orders executed by Lessee shall: (1) not permit passage of title for the Equipment earlier than such acceptance by Lessee; (2) not permit the Supplier or any other person or entity to retain any security interest in, or lien on, any of the Equipment; and (3) otherwise be on terms and conditions acceptable to Lessor in its reasonable discretion. Prior to passage of risk of loss to Lessor of the Equipment under the terms of the Purchase Orders, Lessee shall insure the Equipment, and provide to Lessor evidence of insurance, in accordance with the provisions of the Lease.

      Section 2.02 Receipt of Equipment. With respect to any purchase order issued by Lessee pursuant hereto, Lessee agrees to perform all obligations of the purchaser in the time and manner required thereby. Without limiting the foregoing, upon receipt and acceptance by Lessee of any Equipment, Lessee shall execute and deliver to Lessor a Schedule describing all units of Equipment so received and accepted by Lessee (together with evidence of the insurance required by Section 10(e) of the Facilities Agreement). As between Lessor and Lessee, receipt and acceptance of any Equipment by Lessee from the Supplier shall be deemed to be an unconditional and irrevocable acceptance of such Equipment by Lessee for all purposes of the Lease and the applicable Schedule; provided that no such receipt and acceptance shall constitute a waiver of any Claims Lessee or Lessor may have against any Supplier or any other Person..

                           ARTICLE III
                           TERMINATION

     Section 3.01  Termination.

           (a) If an Event of Default has occurred and is continuing, Lessor may elect to terminate this Agreement immediately, which shall be effective upon the receipt
of  written  notice   thereof  by  Lessee.   If   Lessee  invokes
the protection of any bankruptcy or insolvency law, or any such law is invoked against or with respect to Lessee or its property, without further action this Agreement automatically shall terminate. Upon any such termination Lessor shall have no continuing obligation under
Section 2.03 hereof.

           (b)     Any   termination  under  this  Section   3.01
automatically shall result in the immediate revocation of all authority vested in Lessee under this Agreement to order, accept or pay for any Equipment on behalf of Lessor.

      IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Agency
Agreement as of the date first above written.

LESSOR:                             LESSEE:

GENERAL ELECTRIC CAPITAL            ALADDIN GAMING, LLC
CORPORATION, FOR ITSELF AND
AS AGENT FOR CERTAIN
PARTICIPANTS


By:___________________________      By:_________________________
Name:_________________________      Name:_______________________
Title:________________________      Title:______________________

                          SCHEDULE A TO
                        AGENCY AGREEMENT


Description  of  Equipment:  furniture,  fixtures  and  equipment
(other than gaming equipment)

Equipment Parameters:  See attachments

Aggregate Capitalized Lessor's Cost:  $60,000,000.00

Last Delivery Date: April 26, 2000 (if no force majeure has  then occurred; provided that such date may be extended for up to twelve (12) months if a force majeure has then occurred).

                        EXHIBIT NO. 2 TO
                      FACILITIES AGREEMENT

                         TERM LOAN NOTE


$_____________________                  _________________, 199___


           FOR VALUE RECEIVED, the undersigned, ALADDIN GAMING, LLC ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS ("Lender"), in lawful money of the United States of America and in immediately available funds, the amount of ____________________________________ DOLLARS ($________________)
or, if less, the aggregate unpaid principal amount of the Fundings with respect to the Term Loan Facility (the "Advances") made by Lender to or on behalf of Borrower pursuant to Section 1 of the Facilities Agreement, together with interest thereon as hereinafter set forth. All capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in Annex A to that certain Facilities Agreement dated as of May ___, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Facilities Agreement"), between Borrower and Lender.

            This Term Loan Note is issued pursuant to the Facilities Agreement, and is entitled to the benefit and security of the Facilities Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the loans evidenced hereby were made.

           Interest on the aggregate unpaid principal amount of the Advances made by Lender to or on behalf of Borrower evidenced hereby shall be payable from the date each such Advance is made through the Interim Funding Period at a floating rate equal to [30-Day LIBOR plus four hundred seventy-eight (478) basis points] [the Prime Rate plus two hundred seventy-five (275) basis points]. [30-Day LIBOR] [The Prime Rate] will be adjusted monthly on the first day of each month during the Interim Funding Period, based on changes thereto as in effect two (2) Business Days before the first day of such month. The principal amount of the indebtedness evidenced hereby shall be payable in twenty (20) tri-monthly installments, in arrears, on the first day of each tri-monthly period during the term of this Note, on the dates and in the amounts specified on the Amortization Schedule to be attached
hereto  on  the  Construction  Completion  Date,  together   with
interest   on   the  outstanding  principal  balance   from   the
Construction Completion Date (or, in the case of installments due after the first installment, from the preceding payment date) at a per annum interest rate calculated on that date which is five
(5) Business Days prior to the Construction Completion Date, at a floating rate equal to the sum of the Base Index plus four hundred seventy-eight (478) basis points; provided that the Base Index will be adjusted tri-monthly on the first day of each quarter, based on changes thereto as in effect two (2) Business Days before the first day of such tri-monthly period.

           Upon and after the occurrence of an Event of Default, this Term Loan Note may, as provided in the Facilities Agreement and the other Operative Documents, and without demand, notice or legal process of any kind, be declared and immediately shall become, due and payable.

           Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

           THIS TERM LOAN NOTE SHALL BE INTERPRETED, GOVERNED  BY
AND  CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE
OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF
SUCH STATE).


                               ALADDIN GAMING, LLC


                               By:________________________________
                               Name:______________________________
                               Title:_____________________________

                        EXHIBIT NO. 3 TO
                      FACILITIES AGREEMENT


                       COLLATERAL SCHEDULE



                              Type and Model
MANUFACTURER   SERIAL NUMBER   OF EQUIPMENT     NUMBER OF UNITS  COST PER UNIT





                               ALADDIN GAMING, LLC


                               By:________________________________
                               Name:______________________________
                               Title:_____________________________

                     INTERCREDITOR AGREEMENT


          THIS INTERCREDITOR AGREEMENT (this "AGREEMENT") is made and entered into as of the 30th day of June, 1998 by and among THE BANK OF NOVA SCOTIA ("SCOTIABANK"), a Canadian chartered bank, as the administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Senior Lenders (as such term is defined in SECTION 1.1; each capitalized term (whether or not italicized) when used in this Agreement, including this preamble and the recitals, shall, except where the context otherwise requires, have the meaning set forth in SECTION 1.1), GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL"), a New York corporation, for itself and as agent (in such capacity, the "FF&E AGENT") for the Participants, and ALADDIN GAMING, LLC, a Nevada limited-liability company ("ALADDIN GAMING").

                           WITNESSETH:

     WHEREAS, Aladdin Gaming is the fee owner of the Site; and

     WHEREAS, Aladdin Gaming, Scotiabank, individually and as the Administrative Agent, various financial institutions (collectively, the "SENIOR LENDERS"), Merrill Lynch Capital Corporation, as the syndication agent for the Senior Lenders, and CIBC Oppenheimer Corp., as the documentation agent for the Senior Lenders, entered into the Senior Credit Agreement pursuant to which the Senior Lenders agreed, INTER ALIA, to make the senior credit facility described therein (the "SENIOR CREDIT FACILITY") available to Aladdin Gaming to finance a portion of the cost of construction of the Aladdin Hotel and Casino; and

          WHEREAS, Aladdin Gaming and GE Capital, individually and as the FF&E Agent for the Participants, entered into that certain facilities agreement (as the same may be amended from time to time, the "FACILITIES AGREEMENT") pursuant to which GE Capital and the Participants agreed, INTER ALIA, to enter into
(x) the Term Loan Facility with Aladdin Gaming to finance a portion of the cost of the Gaming Equipment described on the Collateral Schedules and (y) the Lease Facility with Aladdin Gaming to finance a portion of the cost of the Equipment leased under and described on the Equipment Schedules; and

          WHEREAS, Aladdin Gaming, the Administrative Agent, on behalf of the Senior Lenders, and the FF&E Agent, on behalf of GE Capital and the Participants, wish to enter into this Agreement in order to set forth certain agreements relating to (x) the acquisition, operation, management and disposition of the Equipment leased under and described on the Equipment Schedules and the Gaming Equipment described on the Collateral Schedules and (y) the exercise of rights, remedies and options by the Senior Lenders, GE Capital and the Participants and Aladdin Gaming.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                            ARTICLE I

             DEFINITIONS; PRINCIPLES OF CONSTRUCTION

          SECTION 1.1 DEFINED TERMS. All capitalized terms (whether or not italicized) when used in this Agreement without definition shall have the meanings ascribed to such terms in the Facilities Agreement. The following terms (whether or not italicized) when used in this Agreement, including its preambles and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "ACQUISITION PRICE" shall mean, on any date, the sum of

     (a)(1) the then outstanding principal balance of the Term Loan Note and (2) all accrued and unpaid interest at the applicable rate set forth in Section 2 of the Facilities Agreement through but not including the date that the Purchaser actually purchases the Interest in the Facilities in accordance with this Agreement; and

     (b) (1) the Unamortized Lessor's Cost for the Equipment leased under and described in the Equipment Schedules and
     (2) all accrued and unpaid Rent, together with interest thereon at the Default Rate (such Default Rate interest commencing on the date on which such Rent became due and ending on the date immediately preceding the date on which the Purchaser actually purchases the Interest in the Facilities); and

     (c) all reasonable out-of-pocket expenses incurred by the FF&E Agent, GE Capital or the Participants, in connection with such purchase other than attorneys' fees and costs and expenses and any taxes imposed on the FF&E Agent, GE Capital or any of the Participants with respect to the transfer and assignment of the Interest in the Facilities.

     "INTEREST IN THE FACILITIES" shall mean the interest of GE
Capital and the Participants in the Facilities, the Facilities
Agreement and the other Operative Documents.

     "LOAN DOCUMENTS" is defined in the Senior Credit Agreement.

     "PURCHASE DATE" shall mean the date specified in the Purchase Notice from the Administrative Agent to the FF&E Agent which shall be no less than 10 Business Days after delivery by the Administrative Agent of the Purchase Notice in accordance with SECTION 7.2.

          "PURCHASE EVENT" shall mean any one or more of the following:

     (a) the occurrence of an Event of Default under Section 12 of the Facilities Agreement (subject to Schedule A of this Agreement) and the expiration of the cure rights of the Senior Lenders under ARTICLE VI;

     (b) if the Term Loan Note is not paid in full on the maturity date (whether on the stated maturity date as set forth in clause (a) of Section 3 of the Facilities Agreement or the earlier acceleration of such stated maturity date pursuant to the Facilities Agreement); or

     (c) if all amounts due under the Master Lease Agreement are not paid upon the expiration of the Term of each Schedule (whether on the stated expiration date as set forth on the applicable Schedule or the earlier expiration pursuant to the Master Lease Agreement).

          "PURCHASE NOTICE" shall mean the written notice given by the Administrative Agent to the FF&E Agent in accordance with
SECTION 7.2 that a Purchase Event has occurred and that the Purchaser is going to purchase the Interest in the Facilities from GE Capital and the

Participants in exchange for the Acquisition Price on the Purchase Date.

          "PURCHASER" shall mean (x) the Administrative Agent,
(y) the Senior Lenders or (z) any nominee or designee of the Administrative Agent or the Senior Lenders, whichever is designated to be the purchaser of the Interest in the Facilities on the Purchase Date, as the context may require.

          "SENIOR CREDIT AGREEMENT" shall mean the Credit Agreement dated as of February 26, 1998, among Aladdin Gaming, the Senior Lenders, Scotiabank, Merrill Lynch and CIBC and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified.

          "SENIOR CREDIT FACILITY EVENT OF DEFAULT" is an "Event of Default" as such term is defined in the Senior Credit
Agreement.

          "TERMINATION DATE" shall mean the date on which the parties hereto have performed in all material respects their obligations hereunder.

     SECTION 1.2 CROSS-REFERENCES. Unless otherwise specified, references in this Agreement to any Article or Section are references to such Article or Section of this Agreement or such other specified document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any item or clause are references to such item or clause of such Article, Section or definition. Unless otherwise specified, the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                           ARTICLE II

         REPRESENTATIONS AND COVENANTS BY ALADDIN GAMING

     SECTION 2.1  STATUS OF THE SENIOR CREDIT FACILITY AND THE
FACILITIES. In order to induce the Administrative Agent and the FF&E Agent to execute and deliver this Agreement, Aladdin Gaming makes the representations and warranties set forth below:

     (a)(i) the Senior Credit Agreement and all of the other Loan Documents (A) have been duly authorized by all necessary action on the part of Aladdin Gaming, (B) have been duly executed and delivered by Aladdin Gaming and (C) constitute the legal, valid and binding obligation of Aladdin Gaming enforceable against Aladdin Gaming in accordance with their terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity), (ii) the maximum principal amount of the Senior Credit Facility evidenced and secured by the Senior Credit Agreement and the other Loan Documents is $410,000,000 (as such amount may be increased in accordance with the terms of the Senior Credit Agreement), together with interest and other amounts due thereon, (iii) as of the date hereof, the outstanding principal balance of the Senior Credit Facility is $265,000,000, together with interest thereon, (iv) no Senior Credit Facility Event of Default exists under the Senior Credit Agreement or the other Loan Documents (nor has any event occurred which is continuing and which, with the giving of notice and/or passage of time, would constitute a Senior Credit Facility Event of Default under the Senior Credit Agreement or the other Loan Documents), (v) Aladdin Gaming has no offsets or defenses to its obligations under the Senior Credit Agreement or the other Loan Documents and
     (vi) Aladdin Gaming has no claims or counterclaims against the Senior Lenders or the Administrative Agent with respect to the Senior Credit Facility, the Senior Credit Agreement or the other Loan Documents;

     (b)(i) the Facilities Agreement and the Operative Documents
     (A) have been duly authorized by all necessary action on the part of Aladdin Gaming, (B) have been duly executed and delivered by Aladdin Gaming and (C) constitute the legal, valid and binding obligation of Aladdin Gaming enforceable against Aladdin Gaming in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity), (ii) the maximum principal amount of the Lease Facility is $60,000,000 and the maximum amount of the Term Loan Facility is $20,000,000, (iii) as of the date hereof, no portion of the Lease Facility or the Term Loan Facility has been advanced and no interest is accruing thereon, (iv) no Event of Default has occurred under the

     Facilities Agreement or the Operative Documents (nor has any event occurred which, with the giving of notice and/or passage of time, would constitute an Event of Default under the Facilities Agreement or the Operative Documents), (v) Aladdin Gaming has no offsets or defenses to its obligations under the Facilities Agreement or the Operative Documents and (vi) Aladdin Gaming has no claims or counterclaims against GE Capital, individually or as the FF&E Agent, or any of the Participants with respect to the Lease Facility, the Term Loan Facility, the Facilities Agreement or the Operative Documents;

     (c) all representations made by Aladdin Gaming in the Facilities Agreement are true, correct and complete in all material respects and the Administrative Agent is hereby entitled to rely thereon; and

     (d) all representations made by Aladdin Gaming in the Senior Credit Agreement as of the date when made were true, correct and complete in all material respects and the FF&E Agent is hereby entitled to rely thereon but without any obligation on the part of Aladdin Gaming to update said representations and in no event shall this representation be deemed to be a restatement of said representations as of the date hereof.

     SECTION 2.2 COVENANTS BY ALADDIN GAMING. In order to induce the Administrative Agent and the FF&E Agent to enter into this Agreement, Aladdin Gaming covenants and agrees that:

     (a) it shall look solely to the Senior Lenders and the Administrative Agent for the performance of all obligations, covenants and agreements to be performed on the part of the Senior Lenders under the Senior Credit Agreement and the other Loan Documents, subject to and upon the conditions set forth in the Senior Credit Agreement and the other Loan Documents;

     (b) it shall look solely to GE Capital, the Participants and the FF&E Agent for the performance of all obligations, covenants and agreements to be performed on the part of GE Capital and the Participants under the Facilities Agreement and the Operative Documents, subject to and upon the conditions set forth in the Facilities Agreement and the Operative Documents;

     (c) it shall give copies of all notices given or received by it in connection with the Senior Credit Agreement and the Facilities Agreement to each of the parties to this Agreement (other than the party which gave the notice) on the day that such notice is given by Aladdin Gaming or within two (2) Business Days after such notice is received by Aladdin Gaming, as the case may be (all notices shall be given in the manner set forth in SECTION 9.1); and

     (d) it shall deliver to the Administrative Agent (i) the information set forth in clauses (b)(4), (5), (6), (7) and
     (8) of Section 7 of the Facilities Agreement, (ii) copies of all monthly statements received from the FF&E Agent pursuant to clause (e) of Section 3 of the Facilities Agreement,
     (iii) all financial information required to be delivered to the FF&E Agent pursuant to clause (a) of Section 10 of the Facilities Agreement (except for such financial information which is also required by the Senior Credit Agreement and delivered in accordance with the terms thereof) and (iv) all insurance information required by clause (e) of Section 10 of the Facilities Agreement (except for such financial information which is also required by the Senior Credit Agreement and delivered in accordance with the terms thereof).

                           ARTICLE III

                       THE LOAN DOCUMENTS

     SECTION 3.1 RECORDING AND FILING OF DOCUMENTS. The Loan Documents have been executed and delivered and, as appropriate, filed and recorded in the manner described in the Senior Credit Agreement. The Administrative Agent covenants and agrees that the Liens and other security interests created and perfected by the Loan Documents and the filing and recording thereof (if required) cover only the collateral described in the Loan Documents and not the Equipment leased under and described on the Equipment Schedules and the Gaming Equipment described on the Collateral Schedules. The Administrative Agent, on behalf of the Senior Lenders, does not have and shall not claim a Lien or other security interest in or with respect to the Equipment leased under and described on the Equipment Schedules or the Gaming Equipment described on the Collateral Schedules.

     SECTION 3.2 PERFORMANCE OF SENIOR CREDIT FACILITY. The FF&E Agent consents to the payment and performance by Aladdin Gaming of its obligations under the Senior Credit Facility in accordance with the terms of the Senior Credit Agreement and the other Loan Documents.

     SECTION 3.3 AMENDMENTS TO THE LOAN DOCUMENTS AND EXERCISE OF RIGHTS AND REMEDIES. The FF&E Agent covenants and agrees that the Senior Lenders and Aladdin Gaming may from time to time after notice to or, if required under this Agreement, obtaining the consent of the FF&E Agent, GE Capital or the Participants:

     (a) extend, amend, modify, supplement, replace and/or renew the Senior Credit Facility, the Senior Credit Agreement and the other Loan Documents, as the case may be;

     (b) increase the principal amount of the Senior Credit
     Facility in accordance with the terms of the Senior Credit
     Agreement;

     (c) waive any of the terms, covenants and conditions in the Senior Credit Agreement and the other Loan Documents, in whole or in part, and grant such indulgences in relation to the obligations evidenced and secured by the Senior Credit Agreement and the other Loan Documents as the Administrative Agent and the Senior Lenders may determine; and

     (d) exercise all rights and remedies under the Senior Credit Agreement and the other Loan Documents and take any action which may affect all or a portion of the Aladdin Hotel and Casino including, without limitation, (i) all self-help remedies under the Senior Credit Agreement and the other Loan Documents, (ii) all rights (statutory or otherwise) relating to a sale under power of sale, (iii) accepting a deed-in-lieu of foreclosure or otherwise take title to the Premises or (iv) appointing a receiver.

     The parties acknowledge and agree that, notwithstanding the foregoing, none of the FF&E Agent, GE Capital or the Participants shall be deemed to have consented to the incorporation into the Facility Agreement or any other Operative Document of any such extension, amendment, modification, supplement, replacement, renewal, waiver or grant of indulgence, made by the Administrative

Agent with respect to the Senior Credit Facility, the Senior
Credit Agreement and/or the other Loan Documents.

          SECTION 3.4 ADMINISTRATION OF SENIOR CREDIT FACILITY. The FF&E Agent acknowledges that the Administrative Agent is responsible for monitoring and administering the Senior Credit Facility. Notwithstanding anything to the contrary in this Agreement, the Senior Credit Agreement or the Facilities Agreement, neither the FF&E Agent, GE Capital nor the Participants shall have any right to participate in any approval, consent or review process which has been granted to the Administrative Agent pursuant to the Loan Documents (whether or not such right to approve, consent or review is expressly granted to the FF&E Agent or GE Capital and the Participants under the Facilities Agreement and the other Operative Documents) other than the approvals and consents listed on SCHEDULE A annexed hereto and all approvals, consents and waivers made by the Administrative Agent pursuant to the Loan Documents, other than the approvals and consents listed on SCHEDULE A annexed hereto, shall be binding on the FF&E Agent until the expiration of the period described in SECTION 7.2 during which the Senior Lenders have the exclusive right to purchase the Facilities, the Facilities Agreement and the Operative Documents. The right of GE Capital and the Participants to declare a Default or Event of Default or terminate their Commitments shall be subject to SCHEDULE A.

          SECTION 3.5 DUE EXECUTION BY THE ADMINISTRATIVE AGENT. The Administrative Agent represents that this Agreement (x) has been duly authorized by all necessary action on the part of the Administrative Agent, (y) has been duly executed and delivered by the Administrative Agent, and (z) constitutes the legal, valid and binding obligation of the Administrative Agent enforceable against it in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

          SECTION 3.6 NOTICES. The Administrative Agent covenants and agrees to give the FF&E Agent prompt written notice of (x) any Senior Credit Facility Event of Default, (y) any act or condition which, in the Administrative Agent's reasonable judgment could reasonably be expected to have a "MATERIAL ADVERSE EFFECT" (as such term is defined under the Senior Credit Agreement) and (y) the taking of any action described in Section
3.3 of this Agreement but
only if such action is taken pursuant to a written notice or written Instrument.

                           ARTICLE IV

          THE TERM LOAN FACILITY AND THE LEASE FACILITY

     SECTION 4.1 THE FACILITIES AGREEMENT. The Administrative Agent agrees that the Operative Documents may be filed and recorded in the manner and at the time described in the Facilities Agreement and the Operative Documents. The FF&E Agent covenants and agrees that the Liens and other security interests to be created and perfected by the documents evidencing and securing the Term Loan Facility and the filing and recording thereof (if required) are to cover only the Equipment leased under and described on the Equipment Schedules and the Gaming Equipment described on the Collateral Schedules. The FF&E Agent, on behalf of GE Capital and the Participants, does not have and shall not claim a Lien or other security interest in or with respect to the collateral described in the Loan Documents covered by the Liens and security interests created thereby. In no event whatsoever do the Liens and other security interests to be created and perfected by the documents evidencing and securing the Facilities attach to any revenues generated by the Aladdin Hotel and Casino, the Gaming Equipment described on the Collateral Schedules or the Equipment leased under and described on the Equipment Schedules (other than proceeds from the disposition of the such Gaming Equipment or Equipment in accordance with the documents evidencing and securing the Facilities). Notwithstanding anything to the contrary in the Senior Credit Agreement, the Loan Documents, the Facilities Agreement or the Operative Documents, in no event is there any intention on the part of the Administrative Agent and the FF&E Agent to share any collateral or security for their respective facilities.

     SECTION 4.2 DELIVERY OF PAYMENTS TO THE FF&E AGENT. The Administrative Agent consents to the payment and performance by Aladdin Gaming of its obligations under the Facilities in accordance with the terms of the Facilities Agreement and this Agreement.

     SECTION 4.3 CONDITIONS PRECEDENT. The FF&E Agent confirms for the benefit of the Administrative Agent that the status of the conditions precedent set forth in clause (a) of Section 7 of the Facilities Agreement is as follows:

     (a) the conditions precedent in clauses (a)(1), (2), (9),
     (10), (11), (12), (13), (14), (17), (19) and (20) have been satisfied in all respects and shall not be subject to further review by the FF&E Agent;

     (b) the conditions precedent in clauses (a)(3), (5), (6),
     (15) and (16) have been satisfied in all respects as of the date of this Agreement but the status of such conditions precedent shall be subject to further review by the FF&E Agent with respect to the initial Funding;

     (c) the condition in clause (a)(7) has been satisfied in all respects as of the date of this Agreement and, although the status of such condition precedent shall be subject to further review by the FF&E Agent with respect to the initial Funding, satisfaction shall be deemed to have occurred if, on the date of the initial Funding, the nature and status of the matters set forth in said clause have not materially changed from the nature and status of such matters on the date of this Agreement (and the FF&E Agent shall deliver a notice of any such material change promptly after it has determined that such change has occurred);

     (d) the condition in clause (a)(8) has been satisfied in all respects as of the date of this Agreement and, although the status of such condition precedent shall be subject to further review by the FF&E Agent with respect to the initial Funding, satisfaction shall be deemed to have occurred if, on the date of the initial Funding, the Administrative Agent has not delivered a notice that a Senior Credit Facility Event of Default has occurred and is continuing (and if any such notice has been delivered, the provisions of ARTICLES VI and VII shall apply); and

     (e) the conditions in clauses (a)(4) and (18) have not been satisfied as of the date of this Agreement and remain subject to further review by the FF&E Agent with respect to the initial Funding.

     SECTION 4.4 DUE EXECUTION BY THE FF&E AGENT. The FF&E Agent represents that this Agreement (x) has been duly authorized by all necessary action on the part of the FF&E Agent, (y) has been duly executed and delivered by the FF&E Agent and (z) constitutes the legal, valid and binding obligation of the FF&E Agent enforceable against it in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

          SECTION 4.6 NOTICES. The FF&E Agent covenants and agrees to give the Administrative Agent prompt written notice of
(x) any Event of Default under the Facilities Agreement or any of the Operative Documents, (y) any act or condition which, in the reasonable judgment of the FF&E Agent could reasonably be expected to have a Material Adverse Effect or result in the failure of a Funding condition and (y) the delivery of a copy of the confirmation with Aladdin Gaming pursuant to clause (n) of
Section 10 of the Facilities Agreement (together with a copy of such confirmation).

                            ARTICLE V

          PERFORMANCE OF OBLIGATIONS BY ALADDIN GAMING

     SECTION 5.1  PERFORMANCE UNDER THE FACILITIES AGREEMENT AND
THE OPERATIVE DOCUMENTS. Aladdin Gaming covenants and agrees:

          (a) to give prompt notice to the Administrative Agent of any notice of default given or received with respect to the Facilities Agreement and any of the Operative Documents, together with an accurate and complete copy of any such notice;

          (b) at the sole cost and expense of Aladdin Gaming, to enforce (short of termination of the Facilities Agreement and the Operative Documents, as applicable) or secure the performance of the obligations, covenants, conditions and agreements to be performed by GE Capital, the Participants and the FF&E Agent under the Facilities Agreement and the Operative Documents; and

          (c) that, without the Administrative Agent's prior written consent, Aladdin Gaming shall not (i) modify or amend in any material respect the Credit Facilities Agreement or the Operative Documents, (ii) terminate the Facilities Agreement or the Operative Documents or accept a surrender thereof, (iii) waive, excuse, condone or in any manner release or discharge GE Capital, the Participants or the FF&E Agent from any material obligation, covenant, condition or agreement to be performed by it under the Facilities

     Agreement or the Operative Documents, (iv) fail to exercise promptly and diligently material rights that it may have under the Facilities Agreement or the Operative Documents or
     (vi) fail to deliver to the Administrative Agent a copy of each demand or notice given or received by it relating in any way to a material provision of the Facilities Agreement and the Operative Documents.

     SECTION 5.2 NO MODIFICATION. Any modification or amendment of the Facilities Agreement or the Operative Documents which violates any material term or provision of the Senior Credit Agreement, the other Loan Documents or this Agreement or the termination or surrender of the Facilities Agreement or the Operative Documents without the prior written consent of the Administrative Agent shall constitute a Senior Credit Facility Event of Default. Any waiver, release or discharge by Aladdin Gaming of GE Capital, the Participants or the FF&E Agent from any material obligation, covenant, condition and agreement to be performed by any of them under the Facilities Agreement or the Operative Documents or the failure to exercise promptly and diligently material rights that Aladdin Gaming may have under the Facilities Agreement and the Operative Documents without the prior written consent of the Administrative Agent (which consent shall not be withheld or delayed if the Administrative Agent determines in its sole discretion that such waiver, release, discharge or failure to exercise is commercially reasonable) shall constitute a Senior Credit Facility Event of Default. The FF&E Agent hereby confirms that this Section does not violate the provisions of clause (l) of Section 11 of the Facilities Agreement.

     SECTION 5.3 DEFENSE OF CLAIMS. Aladdin Gaming covenants and agrees to appear in and defend, at its sole cost and expense, any action or proceeding arising under, growing out of or in any manner connected with this Agreement or the obligations, duties or liabilities of Aladdin Gaming hereunder, and to pay all reasonable costs and expenses of the Senior Lenders, the FF&E Agent, GE Capital and the Participants including, without limitation, reasonable attorneys' fees and costs and expenses, in any such action or proceeding in which the Senior Lenders, the Administrative Agent, the FF&E Agent, GE Capital or the Participants may appear.

                           ARTICLE VI

                  RIGHTS OF THE SENIOR LENDERS

     SECTION 6.1 ALADDIN GAMING TO PERFORM OBLIGATIONS. Subject to the terms of this Agreement, the FF&E Agent, GE Capital and the Participants shall continue to look solely to Aladdin Gaming for the performance of all obligations under the Facilities Agreement and the Operative Documents.

     SECTION 6.2 PERFORMANCE BY THE SENIOR LENDERS.
     (a) The FF&E Agent agrees that it will not commence the exercise of any rights, remedies or options under the Facilities Agreement or the Operative Documents (including the termination or suspension of performance of its obligations thereunder) without first giving the Administrative Agent notice and opportunity to cure as provided for in CLAUSE (B) below, subject to the provisions of CLAUSES (C) through (E) below ; PROVIDED, HOWEVER, if such exercise of rights, remedies or options under the Facilities Agreement or the Operative Documents shall arise by virtue of (x) a bankruptcy or insolvency of Aladdin Gaming or
(y) an Event of Default under the Facilities Agreement or the Operative Documents relating to an act, event or condition which is (1) personal to Aladdin Gaming or any other Person, (2) cannot be performed or cured by the Senior Lenders or the Administrative Agent, and (3) the continuation of such Event of Default materially and adversely interferes with the practical realization of the rights and benefits provided by the Facilities Agreement and the Operative Documents (other than the economic consequences of any judicial, administrative or other procedural delay), then the FF&E Agent shall not be obligated to give the Administrative Agent an opportunity to cure and the provisions of
ARTICLE VII shall apply. Notwithstanding the foregoing, there shall be no obligation on the part of GE Capital and the Participants to make any Funding during any cure period granted to the Administrative Agent hereunder until such time as the Administrative Agent has delivered the notice pursuant to which the Senior Lenders are electing to exercise their right to cure.

     (b) If an event or condition exists which, after the expiration of any applicable grace, notice and cure periods, constitutes or will constitute an Event of Default and the FF&E Agent, GE Capital and the Participants shall desire to exercise their remedies under the Facilities Agreement and the Operative Documents, the FF&E Agent shall give notice to the Administrative Agent of such Event of Default, specifying in such notice all then existing Events of Default of which it has knowledge, such notice to be given in accordance with SECTION
9.1. If the Senior Lenders elect to exercise their right to cure as herein provided, the Administrative Agent shall, within 10 Business Days after the receipt by it of the notice from the FF&E Agent referred to in the preceding sentence, deliver to the FF&E Agent a written notice (with a copy to Aladdin Gaming) stating that the Senior Lenders have elected to exercise such right to cure, together with a written statement verifying that on behalf of the Senior Lenders it will promptly commence to cure in all material respects all such Events of Default which, if not cured, would materially and adversely interfere with the practical realization of the rights and benefits provided by the Facilities Agreement and the Operative Documents (other than the economic consequences of any judicial, administrative or other procedural delay). If the Senior Lenders do not elect to exercise their right to cure as herein provided, the Administrative Agent shall, within 10 Business Days after the receipt by it of the notice from the FF&E Agent referred to herein, deliver to the FF&E Agent a written notice stating whether or not the Senior Lenders have elected to purchase the Interest in the Facilities within 15 Business Days in accordance with Article VII of this Agreement. If the Senior Lenders have elected to purchase the Interest in the Facilities, the provisions of Article VII shall apply to such purchase. If the Senior Lenders do not elect to purchase the Interest in the Facilities within such 15 Business Day period, the obligation of GE Capital and the Participants to sell the Interest in the Facilities under ARTICLE VII shall terminate and the FF&E Agent may commence the exercise of rights, remedies and options under the Facilities Agreement and the other Operative Documents.

     (c) The Senior Lenders and the Administrative Agent shall have a period of 30 days after the delivery of the notice by the Administrative Agent referred to in CLAUSE (B) above in which to cure all Events of Defaults set forth in such notice from the FF&E Agent which, if not cured, would materially and adversely interfere with the practical realization of the rights and benefits provided by the Facilities Agreement and the Operative Documents (other than the economic consequences of any judicial, administrative or other procedural delay); PROVIDED,

HOWEVER, that if the Event of Default is based upon a failure by Aladdin Gaming to make a payment to GE Capital and the Participants which is then due and payable, the Lenders and the Administrative Agent shall have only 10 days to cure such Event of Default. In the event any such Event(s) of Default (except payment defaults) shall be curable but not within such 30-day period, the FF&E Agent shall not exercise any remedies under the Facilities Agreement or the Operative Documents if, on behalf of the Senior Lenders, the Administrative Agent shall, within such 30-day period, initiate action to cure such Events of Default and proceed diligently to the curing thereof in all material respects within 60 days after delivery of the notice by the FF&E Agent. Any curing of any Events of Default under the Facilities Agreement and the Operative Documents shall not be construed as an assumption by the Senior Lenders or the Administrative Agent of any obligations, covenants, or agreements of Aladdin Gaming under the Facilities Agreement or the Operative Documents.

     (d) Notwithstanding anything to the contrary in this Agreement, the Administrative Agent (or its designee or nominee) shall have only the right to cure Events of Default set forth in notices delivered on not more than two (2) occasions during the term of the Facilities after which time the only right of the Administrative Agent with respect to subsequent Events of Default will be to purchase the Interest in the Facilities in accordance with ARTICLE VII hereof.

     (e) If the Senior Lenders elect to exercise their right to cure as herein provided and the Senior Lenders are unable to cure in accordance with this Article VI, the Administrative Agent shall, within 10 Business Days after it has determined that it is unable to complete such cure, deliver to the FF&E Agent a written notice stating whether or not the Senior Lenders will purchase the Interest in the Facilities within 15 Business Days in accordance with Article VII of this Agreement. If the Senior Lenders have elected to purchase the Interest in the Facilities, the provisions of Article VII shall apply to such purchase. If the Senior Lenders do not elect to purchase the Interest in the Facilities within such 15 Business Day period, the obligation of GE Capital and the Participants to sell the Interest in the Facilities shall terminate.

     SECTION 6.3 REMEDIES. The Administrative Agent (or its designee or nominee) may exercise all rights and remedies hereunder either in person or by agent and Aladdin

Gaming shall not impair the exercise thereof by the Administrative Agent whether under this Agreement, the Facilities Agreement or the Operative Documents. Neither the exercise of any rights, remedies or options hereunder nor the commission of any other act by the Administrative Agent pursuant to this Agreement shall be deemed to cure or waive any default, or to waive, modify or affect any notice of default under the Senior Credit Agreement, or to invalidate any act done pursuant to such notice.

     SECTION 6.4 NO OBLIGATION OF THE SENIOR LENDERS. Neither the Senior Lenders nor the Administrative Agent shall be obligated to perform or discharge, nor do they hereby undertake to perform or discharge, any obligation, duty or liability of Aladdin Gaming under the Facilities Agreement, the Operative Documents or this Agreement. Should the Administrative Agent, individually or on behalf of the Senior Lenders, incur any loss, cost, claim, demand, expense, liability or damage under the Facilities Agreement, the Operative Documents or this Agreement, or in the defense against any claims or demands, the amount thereof, including reasonable costs and expenses and reasonable attorneys' fees, together with interest thereon at the rate set forth in Section 3.2.2 of the Senior Credit Agreement, shall be secured by the Loan Documents, and Aladdin Gaming shall reimburse the Administrative Agent therefor immediately upon demand.

     SECTION 6.5 INSTRUCTIONS FROM THE ADMINISTRATIVE AGENT. Aladdin Gaming hereby authorizes and directs the FF&E Agent to accept performance by the Administrative Agent in accordance with this ARTICLE VI of Aladdin Gaming's obligations under the Facilities Agreement and the Operative Documents and during the performance of such cure rights by the Administrative Agent, its designee or nominee, to act in accordance with any and all instructions received therefrom with respect to the Facilities Agreement, the Operative Documents and this Agreement.


                           ARTICLE VII

       SALE AND PURCHASE OF THE INTEREST IN THE FACILITIES

     SECTION 7.1 SALE AND PURCHASE. From and after the date of this Agreement until the expiration of the period described in
SECTION 7.2, GE Capital and the Participants hereby irrevocably grant the Administrative Agent, on behalf of the Senior Lenders, the exclusive right to purchase the Interest in the Facilities in exchange for the Acquisition Price from and after the occurrence of a Purchase Event. After the occurrence of a Purchase Event and the delivery of the Purchase Notice in accordance with SECTION 7.2 (with a copy to Aladdin Gaming), in exchange for the Acquisition Price, GE Capital and the Participants covenant and agree to sell, transfer and convey to the Purchaser and the Purchaser, in turn, shall (x) purchase from GE Capital and the Participants on the Purchase Date and (y) assume, from and after the Purchase Date, all of the rights and obligations of GE Capital and the Participants under the Facilities Agreement and the Operative Documents arising from and after the Purchase Date. From and after the Purchase Date, the Purchaser shall be bound under the Facilities Agreement and the Operative Documents to perform and observe all of the covenants and obligations on the part of GE Capital and the Participants thereunder arising from and after the Purchase Date, and GE Capital and the Participants shall be relieved and released from all such obligations. In no event shall any right of offset, defense, claim or counterclaim by Aladdin Gaming against GE Capital and the Participants be binding against the Administrative Agent or the Senior Lenders.

     SECTION 7.2 PURCHASE NOTICE. The FF&E Agent shall give the Administrative Agent written notice of the occurrence of one or more Purchase Events within 10 Business Days after the occurrence thereof (unless the provisions of Section 6.2 are applicable thereto in which case such provisions of Section 6.2 shall apply). The obligation of the FF&E Agent hereunder is a present, continuing, irrevocable and independent obligation of the FF&E Agent and is not conditioned upon the performance by Aladdin Gaming, GE Capital, the Participants or the FF&E Agent of their respective obligations under the Facilities Agreement or the Operative Documents whether before, on or after the Purchase Date. The Purchaser shall have 15 Business Days after delivery of such notice from the FF&E Agent within which to elect to purchase the Interest in the Facilities, which election shall be made by delivery of the Purchase Notice to the FF&E Agent (with a copy to Aladdin Gaming) prior to the expiration of such 15 Business Day period. If the Purchaser does not elect to purchase the Interest in the Facilities within such 15 Business Day period, the obligation of GE Capital and the Participants to sell the Interest in the Facilities shall terminate.

     SECTION 7.3 FORBEARANCE BY GE CAPITAL AND THE PARTICIPANTS. From and after the occurrence of an Event of Default and continuing until the expiration of the period described in
SECTION 7.2 if the Administrative Agent does not timely deliver the Purchase Notice to the FF&E Agent in accordance with this Agreement, GE Capital and the Participants covenant and agree with the Senior Lenders that neither they nor the FF&E Agent, without the consent of the Administrative Agent, shall (x) exercise any rights or remedies under the Facilities Agreement or the Operative Documents (other than the giving of notices or the declaration of default thereunder) or take any action which may adversely affect the Facilities including, without limitation,
(1) all self-help remedies under the Facilities Agreement and the Operative Documents, (2) all rights (statutory or otherwise) relating to a sale under power of sale, (3) accepting a transfer of title to any of the Gaming Equipment described on the Collateral Schedules or any of the Equipment leased under and described on the Equipment Schedules in lieu of the exercise of remedies or otherwise taking title thereto, or (4) appointing a receiver or taking any other action to obtain possession or control of any of the Gaming Equipment described on the Collateral Schedule or any of the Equipment leased under and described on the Equipment Schedules, (y) commence any proceeding or take any action which might impair the lien or priority of the Facilities Agreement or hinder or delay payment or performance of the obligations evidenced and secured by the Facilities Agreement, or (z) seek to have Aladdin Gaming adjudicated insolvent or bankrupt or commence any other proceeding under any reorganization, insolvency or liquidation or similar law in effect relating to Aladdin Gaming.

     SECTION 7.4 PAYMENT OF THE ACQUISITION PRICE. At such time as payment of the Acquisition Price becomes due hereunder, the Purchaser shall pay the Acquisition Price to the FF&E Agent on behalf of GE Capital and the Participants by federal wire transfer of immediately available funds to the account specified in clause (b) of Section 3 of the Facilities Agreement or such other account or accounts as may be specified in writing by the FF&E Agent.

     SECTION 7.5 TRANSFER AND ASSIGNMENT DOCUMENTATION. Upon receipt of the Acquisition Price, the FF&E Agent shall deliver to the Purchaser all original executed counterparts of the Facilities Agreement and the Operative Documents as are then in the possession of GE Capital and the Participants, together with such documents and instruments as are prepared by the Administrative Agent at its expense, as reasonably required to effect the conveyance of the Interest in the Facilities (which documents and instruments shall be reasonably satisfactory to the FF&E Agent) including, without limitation (x) an assignment to the Purchaser of the Facilities Agreement and the Operative Documents, each in recordable form sufficient to transfer all right, title and interest therein,
(y) UCC Statements of Assignment assigning to the Purchaser the UCC-1 Financing Statements which have been executed and delivered by Aladdin Gaming in connection with the Facilities, and (z) such other documents that the parties deem reasonably necessary or advisable. The Administrative Agent covenants and agrees to cause the Purchaser to execute and deliver such documents which are reasonably necessary in order for GE Capital and the Participants (acting through the FF&E Agent) to transfer and assign the Facilities Agreement and the Operative Documents to the Purchaser. To the extent that any original documents cannot be located by the FF&E Agent for delivery on the Purchase Date, the FF&E Agent shall deliver an affidavit to the Purchaser with respect to any such missing documents which affidavit shall include a covenant by the FF&E Agent on behalf of GE Capital and the Participants, to deliver any such missing documents to the Purchaser if, as and when located by any of them and which shall include an indemnity by the FF&E Agent on behalf of GE Capital and the Participants in favor of the Purchaser against any loss, cost or expense by the Purchaser in the event of any exercise of rights and remedies by the Purchaser or any other party under such missing Instrument. The documents transferring and assigning the Interest in the Facilities to the Purchaser shall provide, in relevant part, that the FF&E Agent on behalf of GE Capital and the Participants represent and warrant that (x) GE Capital and the Participants are the owners of the Facilities, the Facilities Agreement and the Operative Documents, (y) the FF&E Agent on behalf of GE Capital and the Participants have all requisite power and authority to execute and deliver such documents, and (z) the Facilities, the Facilities Agreement and the Operative Documents are not subject to any encumbrance, pledge, hypothecation or security interest whatsoever and shall otherwise be in form and content reasonably satisfactory to the Administrative Agent and the Purchaser. Such representations and warranties shall survive the delivery of the documents transferring and conveying the Interest in the Facilities, the Facilities Agreement and the Operative Documents to the Purchaser.

                          ARTICLE VIII

                            DEFAULTS

     SECTION 8.1 DEFAULTS BY THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS. If the Senior Lenders or the FF&E Agent, GE Capital or the Participants fail to perform their respective obligations hereunder after the expiration of applicable grace, notice or cure periods, at all times thereafter and until such time as the defaulting Person has performed its obligations, the non-defaulting Persons shall have all rights, remedies and options at law and in equity.

     SECTION 8.2 DEFAULTS BY ALADDIN GAMING. (a) Any default by Aladdin Gaming under this Agreement after the giving of notice and the expiration of a five (5) day cure period shall, at the option of the Administrative Agent, constitute a default by Aladdin Gaming under the Senior Credit Agreement and the other Loan Documents and any Senior Credit Facility Event of Default shall, at the option of the Administrative Agent, constitute a default by Aladdin Gaming under this Agreement (without any additional grace period or opportunity to cure). Upon the occurrence and during the continuation of a default under this Agreement by Aladdin Gaming, the Senior Lenders shall have all rights, remedies and options under the Senior Credit Agreement, the other Loan Documents and at law and in equity.

     (b) Any default by Aladdin Gaming under this Agreement after the giving of notice the expiration of a five (5) day cure period shall, at the option of the FF&E Agent, constitute a default by Aladdin Gaming under the Facilities Agreement and the Operative Documents and any Event of Default shall, at the option of the FF&E Agent, constitute a default by Aladdin Gaming under this Agreement (without any additional grace period or opportunity to cure). Upon the occurrence and during the continuation of a default under this Agreement by Aladdin Gaming, GE Capital and the Participants shall have all rights, remedies and options under the Facilities Agreement and the Operative Documents and at law and in equity, subject to the rights of the Senior Lenders hereunder. To the extent that the Senior Lenders or their nominee or designee have possession and control of the Aladdin Hotel and Casino and the FF&E Agent elects to sell the Equipment or the Gaming Equipment in accordance with clause (b) of Section 12 of the Facilities Agreement, during the period commencing on the date that the Senior Lenders (or their designee or nominee) obtains possession and control of the Aladdin Hotel and Casino and ending 6 months thereafter, the FF&E Agent shall have the right to sell the Equipment and the Gaming Equipment at the Aladdin Hotel and Casino without cost to the FF&E Agent; PROVIDED, HOWEVER, the Senior Lenders (or their designee or nominee) may relocate all or a portion of the Equipment and Gaming Equipment to a safe and secure storage area on or about the Aladdin Hotel and Casino (provided that in all events the FF&E Agent shall have the right to inspect the Equipment and the Gaming Equipment and to demonstrate the operation thereof to potential purchasers) and shall cause interest which would be due and payable under the Term Loan Facility and Rent which would be due and payable under the Lease Facility if the Facilities were in good standing at such time (without giving effect to any Default Rate, late payment charge or accelerated payment provision) to be paid until the earlier of the expiration of such 6-month period or removal of the Equipment and the Gaming Equipment from the Aladdin Parcel by the FF&E Agent or other Person (other than the Administrative Agent).

     (c) Subject to the terms and limitations of this Agreement, no right or remedy conferred upon any Person under this Agreement is intended to be exclusive of any other right or remedy contained in this Agreement or any other Instrument and every such right and remedy shall be cumulative and shall be in addition to every other right or remedy contained in this Agreement or such other Instrument as now or hereafter available to such Person at law or in equity, by statute or otherwise.

                           ARTICLE IX

                       GENERAL PROVISIONS

          SECTION 9.1. NOTICES. (a) Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given if given in the manner set forth in Section 15(j) of the Facilities Agreement to the addresses set forth therein.

     (b) If such notice is to be given to the Administrative
Agent, such notice shall be addressed to:

     The Bank of Nova Scotia
     580 California Street, 21st Floor
     San Francisco, CA 94104
     Attn:  Alan W. Pendergast
     Telephone No.: (415) 986-1100
     Facsimile No.: (415) 397-0791

or at such other address as the Administrative Agent may have furnished in writing to Aladdin Gaming and the FF&E Agent.

     (c) If such notice is to be given to the FF&E Agent, such notice shall be addressed to:

     General Electric Capital Corporation
     Capital Funding, Inc.
     777 Long Ridge Road
     Building B - 1st Floor
     Stamford, Connecticut 06927
     Attn: Risk Manager Aladdin Gaming
     Telephone No.: (203) 357-6245
     Facsimile No.: (203) 316-7989

or at such other address as the FF&E Agent may have furnished in writing to Aladdin Gaming and the Administrative Agent.

     (d) If such notice is to be given to Aladdin Gaming, such notice shall be addressed to:

     Aladdin Gaming, LLC
     831 Pilot Road
     Las Vegas, Nevada 89119
     Attn: Mr. Jack Sommer
     Telephone No.: (702) 736-7114
     Facsimile No.: (702) 736-7107

or at such other address as Aladdin Gaming may have furnished in writing to the FF&E Agent and the Administrative Agent.

     SECTION 9.2 ENTIRE AGREEMENT. This Agreement embodies and constitutes the entire agreement and understanding among the Senior Lenders, Aladdin Gaming and GE Capital and the Participants with respect to the subject matter of this Agreement, and all other prior agreements, understandings and statements, oral or written, are merged into this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except in writing executed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     SECTION 9.3 ESTOPPELS. Aladdin Gaming shall execute and deliver to the Administrative Agent and the FF&E Agent all instru ments and certificates as the Administrative Agent or the FF&E Agent may reasonably request (including, but not limited to, estoppel certificates certifying to the then current status of the matters described in this Agreement including, without limitation, the matters described in SECTION 2.1) to effect, confirm or assure the rights, remedies and options intended to be granted to the Senior Lenders and GE Capital and the Participants under this Agreement.

     SECTION 9.4 SEVERABILITY. If any of the provisions of this Agreement, or the application thereof to any Person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provisions to Persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     SECTION 9.5 NO PARTNERSHIP OR JOINT VENTURE. Any provision hereof to the contrary notwithstanding, the Senior Lenders and GE Capital and the Participants, by virtue of the issuance of this Agreement or any action taken pursuant hereto or contemplated hereby, shall not be deemed to be a partner or joint venturer with one another or Aladdin Gaming. Aladdin Gaming shall indemnify and hold the Senior Lenders and GE Capital and the Participants harmless from and against any and all liabilities, damages, claims, demands, costs and expenses (including, without limitation, the costs and expenses of defending or settling any such claims or demands and all fees and disbursements of legal counsel engaged or employed by the Senior Lender or GE Capital and the Participants, as the case may be, in defending or settling such claims or demands) resulting from the relationship between the Senior Lenders, GE and the Participants or Aladdin Gaming being construed as a part nership or joint venture.

     SECTION 9.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND THE AGREEMENT. All representations and warranties of Aladdin Gaming contained in this Agreement shall survive the execution and delivery of this Agreement. This Agreement shall survive the exercise and enforcement of remedies under the Senior Credit Agreement, the other Loan Documents, the Facilities Agreement and the Operative Documents until such time as the parties have performed their obligations hereunder in all material respects.

     SECTION 9.7  GOVERNING LAW; ENTIRE AGREEMENT.  THIS
AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING
FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL
OBLIGATIONS LAW OF THE STATE OF NEW YORK).

     SECTION 9.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.

     Section 9.9 CAPTIONS. The captions and headings of the various Articles and Sections to this Agreement are for convenience only and are not to be considered as defining or limiting in any way the scope or intent of the provisions hereof.

     SECTION 9.10 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS OR ALADDIN GAMING IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE ADMINISTRATIVE AGENT, THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS AND ALADDIN GAMING HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 1633 BROADWAY,

NEW YORK, NEW YORK 10019, HAS BEEN APPOINTED BY THE BORROWER TO BE ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO ALADDIN GAMING IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND EACH PARTY HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. IN ADDITION TO THE FOREGOING, EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 9.1. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT, THE SENIOR CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, THE FACILITIES AGREEMENT AND THE OPERATIVE DOCUMENTS.

     SECTION 9.11 WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT, THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS AND ALADDIN GAMING HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS AND ALADDIN GAMING IN CONNECTION HEREWITH OR THEREWITH. EACH SUCH PERSON ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS AGREEMENT) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS AND ALADDIN GAMING ENTERING INTO THIS AGREEMENT.

     SECTION 9.12 NO THIRD PARTY BENEFICIARIES. The provisions of this Agreement are for the benefit of the Senior Lenders and GE Capital and the Participants (and the successors and assigns of the Senior Lenders and GE Capital and the Participants) and no provision hereof is intended to benefit or inure to the benefit of any other Person.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                              ADMINISTRATIVE AGENT

                              THE BANK OF NOVA SCOTIA, as the
                              Administrative Agent


                              By:_________________________________
                                   Name:
                                   Title:

                              FF&E AGENT

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as the FF&E Agent


                              By:_________________________________
                                   Name:
                                   Title:

                              ALADDIN GAMING

                              ALADDIN GAMING, LLC, a Nevada
                              limited-liability company


                              By:_________________________________
                                   Name:
                                   Title:

                           SCHEDULE A

A. APPROVALS AND CONSENTS BY THE FF&E AGENT

Prior to the time that the Facilities have been fully Funded, the Administrative Agent shall have the right to make all approvals and grant all consents under the Senior Loan Documents with respect to the construction of the Aladdin Hotel and Casino which approvals and consents shall be binding on the FF&E Agent, GE Capital and the Participants to the extent that the FF&E Agent, GE Capital and the Participants have the right to grant an approval or consent in a corresponding section of the Facilities Agreement; PROVIDED, HOWEVER, the FF&E Agent shall have the right to make the approvals set forth below:

1. Approval of the certificate of the Construction Consultant to be provided pursuant to Section 7(a)(18) of the Facilities Agreement which approval will not be withheld or delayed if the form of such certificate is in the form attached to the Engagement Letter dated January 28, 1998 from Rider Hunt(NV)L.L.C. to The Bank of Nova Scotia and State Street Bank and Trust Company, as trustee.

2.        Approval of use of proceeds pursuant to
          Section 10(i)(2) of the Facilities Agreement; PROVIDED, HOWEVER, so long as no Event of Default exists under the Facilities Agreement (after giving effect to cure rights granted to the Administrative Agent pursuant to this Agreement), the FF&E Agent will permit Aladdin Gaming to make the election granted to it pursuant to
          Section 10(i)(1) of the Facilities Agreement (which election by Aladdin Gaming shall be subject to the terms of the Senior Credit Agreement).

3.        Approval of an amendment to the Construction Benchmark
          Schedule after giving effect to the provisions of
          Section 11(o) of the Facilities Agreement.

4. Approval of an amendment, modification, or waiver of the Opening Requirements as set forth in Section 11(q) of the Facilities Agreement which approval shall not be unreasonably withheld or delayed.

B. FUNDING CONDITIONS

1. The obligation of Aladdin Gaming to make the representations in the Operative Documents, other than the representations under Sections 8(a), 8(b), 8(c), 8(d), 8(e), 8(f), 8(g), 8(n), 8(o), 8(p), 8(s) and 8(y)
          of the Facilities Agreement, will not constitute a failure to satisfy the funding condition in Section 7(b)(1) or constitute a Default or Event of Default if the Administrative Agent has waived the obligation of Aladdin Gaming to make the corresponding representation in the Senior Credit Agreement.

2. The obligation of Aladdin Gaming to make the representation under Section 8(t) of the Facilities Agreement or to perform the covenant in Section 10(r) of the Facilities Agreement will not constitute a failure to satisfy the funding condition in Section 7(b)(1) or constitute a Default or Event of Default if, after giving effect to the provisions of Sections C. 3 and C. 4.d of this Schedule A, the Main Project Budget is "In Balance" as such term is defined for purposes of said Sections.

3. The obligation of Aladdin Gaming to make representations regarding LCI, LCNI, Bazaar Holdings, Holdings, the Trust, Aladdin Music, AMH, any other Aladdin Party, the Energy Project Provider, the Energy Project Guarantor, the Design Builder, Fluor, the Architect of Record, each Major Contractor and each other Person (other than Aladdin Gaming) to a Material Main Project Document or a Transaction Document will not constitute a failure to satisfy the funding condition in Section 7(b)(1) or constitute a Default or Event of Default if the Administrative Agent has waived the obligation of Aladdin Gaming to make the corresponding representation in the Senior Credit Agreement.

4. Except for LCI with respect to the initial Funding only, a material adverse change with respect to any Person (other than Aladdin Gaming) or a change which has a Material Adverse Effect on any Person (other than Aladdin Gaming) will not constitute a failure to satisfy the funding condition in Section 7(b) or constitute a Default or Event of Default if the Administrative Agent has waived the obligation of Aladdin Gaming to make the corresponding representation in the Senior Credit Agreement.

5. The condition in Section 7(b)(3) of the Facilities Agreement shall be deemed to be satisfied if, on the date of the applicable Funding, the conditions in clauses 3, 4, 5, 6, 14, 15 and 16 (with respect to Aladdin Gaming only) have been satisfied by Aladdin Gaming in all material respects.

6. The representations to be made by Aladdin Gaming in the certificate to be delivered by it pursuant to Section
          7(b)(8) of the Facilities Agreement shall be subject to the application of this Section B.

7. The representation deemed to be made by Aladdin Gaming upon the request and acceptance of the proceeds of any funding shall be subject to the application of this Section B.

C. BREACHES OF COVENANTS BY ALADDIN GAMING

1. Prior to the initial Funding, the FF&E Agent, GE Capital and the Participants shall have no right to declare any Default or Event of Default under the Operative Documents except for an Event of Default under Section 12(a)(1) of the Facilities Agreement (after giving effect to the cure rights granted to the Administrative Agent pursuant to this Agreement).

2. A breach by Aladdin Gaming of the representations in the Facilities Agreement, other than the representations under Sections 8(a), 8(b), 8(c), 8(d), 8(e), 8(f), 8(g), 8(n), 8(o), 8(p), 8(s) and 8(y) of
          the Facilities Agreement, will not be a Default or Event of Default under the Facilities Agreement or have to be cured by the Administrative Agent so long as such breach does not materially and adversely interfere with the practical realization of the rights and benefits provided by the Facilities Agreement and the Operative Documents.

3. For purposes of determining compliance by Aladdin Gaming with the representation in Section 8(t) of the Facilities Agreement, the Main Project Budget shall be deemed to be "In Balance" for purposes of this Agreement only if (x) the amount required to bring the Main Project Budget "In Balance" does not exceed $5,000,000 or (y) such amount is greater than $5,000,000, the Unallocated Contingency Balance equals or exceeds the amount required to bring the Main Project Budget In Balance. Notwithstanding the foregoing, the Borrower expressly agrees that it shall be required to satisfy the "In Balance" requirement in the Senior Credit Facility in addition to the requirement set forth herein and that the "In Balance" requirement set forth in the Senior Credit Agreement is not modified or amended hereby.

4. Breaches by Aladdin Gaming of the covenants listed below shall be deemed cured by the Administrative Agent as follows:

     a. Breach by Aladdin Gaming of its obligations under Section 10(a), 10(f) or 10(g) of the Facilities Agreement shall be deemed cured by the Administrative Agent upon delivery by the Administrative Agent of information obtained by it from Aladdin Gaming pursuant to the Senior Credit
               Agreement.

     b. Any waiver, reduction or adjustment by the Administrative Agent of the FF&E Reserves required by the Senior Credit Agreement shall be binding on the FF&E Agent, GE Capital and the Participants.

     c. Until such time as the Administrative Agent has declared an Event of Default under the Senior Credit Agreement for breach of the covenant under the Senior Credit Agreement that corresponds to
               Section 10(q) of the Facilities Agreement, the FF&E Agent, GE Capital and the Participants shall have no right to declare a Default or Event of Default under the Facilities Agreement for such breach and all waivers by the Administrative Agent shall be binding on the FF&E Agent, GE Capital and the Participants. Notwithstanding the foregoing, the FF&E Agent, GE Capital and the Participants shall have the right to declare a Default or Event of Default if a breach of said Sections results in a material alteration of the capital structure of Aladdin Gaming, materially impairs the ability of Aladdin Gaming to perform its monetary obligations under this Agreement when due or results in a material deviation of the nature or scope of the Aladdin Casino and Hotel from that which is presently contemplated.

     d. For purposes of determining compliance by Aladdin Gaming with the covenant in Section 10(r) of the Facilities Agreement the Main Project Budget shall be deemed to be "In Balance" for purposes of this Agreement if (x) the amount required to bring the Main Project Budget "In Balance" does not exceed $5,000,000 or (y) such amount is greater than $5,000,000, the Unallocated Contingency Balance equals or exceeds the amount required to bring the Main Project Budget "In Balance". In either such case, the FF&E Agent, GE Capital and the Participants shall have no right to require any payment by Aladdin Gaming of any such amount. If the amount required to bring the Main Project Budget "In Balance" exceeds $5,000,000 and the Unallocated Contingency Balance is less the amount required to bring the Main Project Budget "In Balance", Aladdin Gaming shall be deemed to have performed its obligation to bring the Main Project Budget "In Balance" under Section 10(r) if it deposits with the Administrative Agent in accordance with the Senior Credit Agreement an amount equal to the excess of such amount over $5,000,000 or the Unallocated Contingency Balance, whichever is less. Notwithstanding the foregoing, the Borrower expressly agrees that it shall be required to satisfy the "In Balance" requirement in the Senior Credit Facility in addition to the covenant set forth in the Facilities

               Agreement and that the "In Balance" requirement set forth in the Senior Credit Agreement is not modified or amended hereby.

     e. No Event of Default will be declared under the Facilities Agreement for breach of
               Section 12(a)(10) if there is a transfer by Aladdin Gaming in lieu of foreclosure to a Person which falls within the definition of "Purchaser".

                        EXHIBIT NO. 5 TO
                      FACILITIES AGREEMENT


               CERTIFICATE RE:  SOURCES OF FUNDING


               The undersigned, Cornelius Klerk, hereby
          certifies,  in his capacity as  Treasurer  of
          Aladdin Gaming, LLC, that attached hereto  as
          Exhibit A is a true and correct copy  of  the
          estimated "Sources and Uses of Funds" for the
          development,   construction,  equipping   and
          opening of the Aladdin Hotel and Casino.

               IN WITNESS WHEREOF, this certificate has been executed as of the 30th day of June, 1998.


                                 /s/ Cornelius Klerk
                                 Name:   Cornelius Klerk
                                 Title:  Treasurer

                    SOURCES AND USES OF FUNDS
     The estimated sources and uses of funds for the development, construction, equipping and opening of the Aladdin are as follows
(in millions):

                   SOURCES                                                  USES
-----------------------------------------------      -------------------------------------------------
Bank Credit Facility<F1>                 $410.0      Hotel and Casino<F7>                       $295.6
FF&E Financing<F2>                         80.0      Off-Site Improvements<F8>                     6.8
Senior Discount Notes due 2010<F3>        115.0      Reimburseable Site Work Expenses<F6>         14.2
Land Contribution<F4>                     150.0      Furniture, Fixtures and Equipment and
Cash Contribution<F5>                      57.0        Gaming Equipment<F9>                      107.5
Anticipated Site Work Reimbursement<F6>    14.2      Land<F10>                                   135.0
                                                     Retire Existing Debt<F11>                    74.5
                                                     Capitalized Interest, Net<F12>               44.0
                                                     Pre-Opening Costs and Expenses               16.9
                                                     Reimbursement of Predevelopment Costs<F13>    3.9
                                                     Working Capital<F14>                         15.0
                                                     Construction and FF&E Contingency<F15>       31.8
                                                     Land Investment in Music Project<F16>        15.0
                                                     Cash Equity Investment in the Music
                                                       Project<F17>                               21.3
                                                     Financing Fees and Expenses<F18>             44.7
                                         ------                                                 ------
Total Sources                            $826.2      Total Uses                                 $826.2
                                         ======                                                 ======

<F1>  The  Company entered into the Bank Credit Facility with the
      Bank Lenders. The Bank Credit Facility, which closed concurrently with the closing of the Offering, consists of three separate term loans. Term A Loan comprises a term loan of $136.0 million and matures seven years after the initial borrowing date. Term B Loan comprises a term loan of $114.0 million and matures eight and one-half years after the initial borrowing date. Term C Loan comprises a term loan of $160.0 million and matures ten years after the initial borrowing date. The Term B Loan and Term C Loan were funded on the Issue Date into the Cash Collateral Account, and subject to satisfaction of the conditions in the Disbursement Agreement, are expected to be drawn down beginning approximately four months after the Issue Date. It is anticipated that the Company will begin to draw down the Term A Loan, subject to satisfaction of the conditions in the Disbursement Agreement, approximately 21 months after the Issue Date. See "Risk Factors - Drawn Down of Funds Under Funding Transactions." All of the Loans will convert from construction loans into amortizing loans on the Conversion Date. The Company has the option to pay interest at either LIBOR or Scotiabank's ABR, in each case plus certain margins. See "Description of Certain Indebtedness and Other Obligations - Bank Credit Facility."
<F2>  The  Company entered into a commitment letter with the FF&E
      Lender for provision of the FF&E Financing. The FF&E Financing consists of $60.0 million of operating leases and $20.0 million in loans and is expected to be used by the Company to obtain the Gaming Equipment and Specified Equipment. See "Description of Certain Indebtedness and Other Obligations - FF&E Financing."
<F3>  Represents  the gross proceeds of the Offering, which,  net of expenses of approximately $8 million, were contributed, together with approximately $8 million in cash received pursuant to the London Clubs Contribution, by Holdings to the Company in exchange for Series A Preferred Interests.
<F4>  The  land on which the Aladdin, the Music Project  and  the
      Plant will be built, including adjacent land of approximately 0.8 acres, comprises a total of approximately 22.75 acres (the "Contributed Land") and was contributed to the Company by Holdings in exchange for Common Membership Interests. The Contributed Land has an appraised fair market value of $150.0 million (book value of $33.6 million as of December 31, 1997). Approximately 18 acres of the Contributed Land, having an appraised fair market value of $135.0 million, will be retained by the Company and approximately 4.75 acres of the Contributed Land, having an appraised fair market value of $15.0 million, will be used for the Music Project.
<F5>  Represents (i) a $50.0 million cash contribution by  London
      Clubs in exchange of 25% of the Holdings Common Membership Interests and (ii) a $7.0 million deemed equity contribution by the Issuer in exchange for Holdings Common Membership Interests, consisting of certain pre-development costs incurred by AHL in 1996, 1997 and 1998.
<F6>  Pursuant  to  the  Site  Work Agreement,  the  Company  has
      agreed to complete the construction of, among other things, the Mall Shared Space, construction of which will commence prior to the initial funding of the Mall Financing. Bazaar has agreed to reimburse the Company for up to $14.2 million (including interest) of the costs associated with such construction upon the completion of the Mall Shared Space. See "Certain Material Agreements - Construction, Operation and Reciprocal Easement Agreement and Related Agreements."
<F7>  Represents   (i)   the   guaranteed   maximum   price    of
      construction of the Aladdin pursuant to the Design/Build Contract of $267.0 million, less the contingency allowance of $6.8 million and expected reimbursement from Bazaar of $13.6 million (net of approximately $0.6 million of interest) as set forth in note (6) above; (ii) approximately $35 million for theming the Aladdin; (iii) $11.7 million for professional fees and disbursements; and
      (iv)  $2.3  million  for  permits  and  taxes.   See  "Risk
      Factors - Completion of the Mall Project and the Music Project." The Design/Build Contract contains financial incentives for the Design/Builder to complete the Aladdin within the construction budget and in a timely manner, as well as liquidated damages payable to the Company for certain unexcused delays. See "Risk Factors - Risks of New Construction," "Risks Under Design/Build Contract and Fluor Guaranty" and "Certain Material Agreements - Design/Build Contract."
<F8>  Represents  the  cost  of off-site improvements,  including overhead pedestrian walkways and widening of certain streets, for those parts of the Project Site on which the Aladdin will be built.
<F9>  Includes  $26.5  million  of  gaming  equipment  and  $81.0 million of furniture, fixtures and other equipment consisting of new furniture and equipment other than gaming equipment).
<F10> Represents the appraised fair market value of the  land  on which the Aladdin and the Plant will be built, together with adjacent land of approximately 0.8 acres.
<F11> Represents  the  retirement on  the  Issue  Date  of  $68.7 million of existing indebtedness on the Contributed Land with an interest rate of LIBOR plus 650 bps and $5.8 million of existing debt owed by the Trust to GW Vegas, assumed by the Company as part of Holdings' equity contribution to the Company.
<F12> Represents  capitalized  gross  interest  under  the   Bank
      Credit Facility of $57.4 million and capitalized gross interest of $2.4 million from leasing expenses in connection with the FF&E Financing, from the date of the Offering until the estimated completion of the Aladdin in the first four months of the year 2000, net of interest income anticipated to be earned upon the investment in cash equivalents of the funds (assumed to be at 5% per annum) from the proceeds of the Offering and the proceeds of the Term B Loan and Term C Loan.
<F13> Represents  $3.0  million of certain  predevelopment  costs incurred by AHL and reimbursed at closing and up to $0.9 million of certain predevelopment costs expected to be incurred and reimbursed over the expected construction period.
<F14> Represents  cash on hand, inventories, deposits  and  other cash balances required for the opening of the Aladdin.
<F15> Comprises (i) the $6.8 million contingency included in  the guaranteed  maximum  price set forth  in  the  Design/Build
      Contract  and  (ii)  the  $25.0  million  general   project
      contingency.
<F16> Represents   the  appraised  fair  market  value   of   the
      approximately 4.75 acres of land on which the Music Project will be built, which land will be contributed by the Company to AMH in exchange for common membership interests in AMH.
<F17> Represents  cash to be contributed by the  Company  to  AMH for common membership interests in AMH.
<F18> Represents fees in connection with the organization of  the
      Company and the financing of the Aladdin, including approximately $8 million for expenses incurred in connection with the Offering.


                        EXHIBIT NO. 6 TO
                      FACILITIES AGREEMENT


                     RIDER HUNT (NV) L.L.C.
                      2330 Paseo Del Prado
                      Building C, Suite 301
                      Las Vegas, NV  89102


                                  January 28, 1998



The Bank of Nova Scotia
580 California Street, Suite 2100
San Francisco, CA  94104
Attn: Alan W. Pendergast
  Relationship Manager

General Electric Capital Corporation, for
itself and as agent for certain participants
777 Long Ridge Road
Building B
First Floor
Stanford, CT  06927

State Street Bank and Trust Company, as trustee
Corporate Trust Department
P.O. Box 778
Boston, MA  02102-0778


Re:  Aladdin Project

Ladies and Gentlemen:

     This letter sets forth the understanding with respect to the engagement of Rider Hunt (NV) L.L.C. (the "CONSTRUCTION CONSULTANT") by (i) The Bank of Nova Scotia (the "ADMINISTRATIVE AGENT"), in its capacity as the Administrative Agent for a group of lenders (collectively, the "LENDERS"), and (ii) State Street Bank and Trust Company (the "INDENTURE TRUSTEE"), in its capacity as the Indenture Trustee for certain noteholders (the "NOTEHOLDERS"). The Construction Consultant will act as the construction consultant for the Lenders and the Noteholders in connection with that certain disbursement agreement (the "DISBURSEMENT AGREEMENT") to be entered into by Aladdin Gaming, LLC (the "BORROWER"), Aladdin Gaming Holdings, LLC, The Bank of Nova Scotia, in its capacity as the Disbursement Agent under the Disbursement Agreement (the "DISBURSEMENT AGENT"), the Administrative Agent, the Indenture Trustee, and an investment intermediary which has not yet been identified. The Disbursement Agreement will provide, in relevant part, for the Disbursement Agent to make advances of (x) loans (the "LOANS") to be made by the Lenders to the

The Bank of Nova Scotia
General Electric Capital Corporation
State Street Bank and Trust Company, as trustee
January 28, 1998
Page 2


Borrower from time to time in accordance with the terms of the credit facility (the "SENIOR CREDIT FACILITY") and (y) the proceeds of the sales of certain notes (the "SENIOR DISCOUNT NOTES") to the Noteholders. The Senior Credit Facility is secured, INTER ALIA, by that certain hotel and casino complex (the "MAIN PROJECT") to be located on a portion of the site of the existing Aladdin Hotel and Casino in Las Vegas, Clark County, Nevada. In addition to the Senior Credit Facility and the Senior Discount Notes, the Borrower expects to enter into an additional facility with General Electric Capital Corporation, for itself and as the agent for certain participants (collectively, the "FF&E LENDERS") to finance the acquisition of certain equipment (the "FF&E") to be used in connection with the Main Project.

     The Construction Consultant hereby accepts the engagement and agrees to perform the scope of work (the "SCOPE OF WORK") described in EXHIBIT A annexed hereto in connection with the Main Project. The Construction Consultant agrees to perform the Scope of Work in accordance with generally accepted consulting services consistent with customary industry standards applicable to projects such as the Main Project and shall complete the Scope of Work in a timely manner and in accordance with the Disbursement Agreement, which agreement shall be in form and content satisfactory to the Construction Consultant. The Construction Consultant represents that it has not been engaged by the Borrower, any direct or indirect affiliates of the Borrower or any other person or entity involved in the Project (other than the Administrative Agent (for the benefit of the Lenders) and the Trustee (for the benefit of the Noteholders)) and that it has no relationship with any of the foregoing which would create a conflict of interest hereunder. The Construction Consultant also represents that it has the necessary expertise to perform the Scope of Work to the standards set forth herein and otherwise to fulfill its obligations hereunder and that it will act, at all times, in the best interests of the Lenders and the Indenture Trustee. The Construction Consultant shall also maintain (at the expense of the Borrower), at all times, all necessary competent personnel to fulfill its obligations hereunder. Additionally, the Construction Consultant covenants that it will cooperate with all other independent consultants identified as such by the Administrative Agent and/or the Indenture Trustee in connection with the Main Project.

     The Disbursement Agreement contemplates that the proceeds of the Senior Discount Notes will be advanced under the Disbursement Agreement before any of the Loans are made. Accordingly, the Construction Consultant shall follow the directions of the Disbursement Agent, on behalf of the Indenture Trustee, consistent with the Scope of Work during such time that the proceeds of the Senior Discount Notes are being advanced. After the proceeds of the Senior Discount Notes have been fully advanced, the Construction Consultant shall follow the directions of the Disbursement Agent, on behalf of the Administrative Agent, until such time that the Administrative Agent has provided written notice to the Construction Consultant that the Senior

The Bank of Nova Scotia
General Electric Capital Corporation
State Street Bank and Trust Company, as trustee
January 28, 1998
Page 3


Credit Facility has been indefeasibly repaid in full or the Borrower has otherwise been discharged of its obligations under the documents evidencing and securing the Senior Credit Facility.

     Each of the FF&E Lenders acknowledges that the Construction Consultant was, and continues to be, engaged by the Administrative Agent and the Indenture Trustee for the sole benefit of the Lenders and the Noteholders in accordance with this letter and that the Construction Consultant shall be responsible only to the Administrative Agent (for the benefit of the Lenders) and the Indenture Trustee (for the benefit of the Noteholders) and shall have no duty whatsoever to perform any services for, or provide any information to, the FF&E Lenders, except as expressly set forth in this letter. All communications between the FF&E Lenders and the Construction Consultant regarding the Scope of Work shall be made solely through the Disbursement Agent and the Construction Consultant shall follow only the directions of, and shall make all inquiries solely to, the Disbursement Agent (in accordance with the immediately preceding paragraph and consistent with the Scope of Work). The Construction Consultant shall issue the Construction Consultant's Report (as defined in EXHIBIT A) and the Certificates and
Monitoring Reports (as defined in EXHIBIT A) directly to the Disbursement Agent, the Administrative Agent, and the Indenture Trustee on behalf of the Lenders and the Noteholders; in addition, the Construction Consultant shall issue a copy of the Construction Consultant's Report and the Certificates and Monitoring Reports to the FF&E Lenders and the FF&E Lenders shall be entitled to rely thereon; PROVIDED, HOWEVER, any comments or other communications by the FF&E Lenders with respect to the
Construction Consultant's Report and/or the Certificates and Monitoring Reports shall be made to the Construction Consultant by the Disbursement Agent only. The FF&E Lenders acknowledge and agree that the delivery of the Construction Consultant's Report and the Certificates and Monitoring Reports in accordance with the terms of EXHIBIT A will satisfy the conditions with respect to reports required from the Construction Consultant set forth in that certain Commitment Letter from General Electric Capital Corporation to the Borrower (the "FF&E COMMITMENT"). Notwithstanding the foregoing, each of the Administrative Agent, the Lenders, the Indenture Trustee, the Noteholders, the Disbursement Agent and the FF&E Lenders shall have the individual right to maintain a cause of action against the Construction Consultant involving negligence by the Construction Consultant in the preparation and delivery of the Construction Consultant's Report and the Certificates and Monitoring Reports. Each of the FF&E Lenders acknowledges and agrees that the Construction Consultant's Report and the Certificates and Monitoring Reports that are delivered to it are intended solely for the use of the FF&E Lenders to assist in evaluating the progress of construction of the Main Project and the use thereof for any other purpose or by any other entity is prohibited without express written permission from both the Construction Consultant and the Disbursement Agent.

     Notwithstanding anything to the contrary in this letter, the
Construction   Consultant  agrees  that  the   Certificates   and
Monitoring Reports shall include the certificates and reports required by the

The Bank of Nova Scotia
General Electric Capital Corporation
State Street Bank and Trust Company, as trustee
January 28, 1998
Page 4


FF&E Lenders under the FF&E Commitment and the financing documents contemplated by the FF&E Commitment and by the Disbursement Agent under the Disbursement Agreement so long as such certificates and reports are consistent with the Scope of Work. The Certificates and Monitoring Reports shall include, without limitation, the certification required to be made by the Construction Consultant six months prior to completion of the Project in order for the FF&E Lenders to enter into the interim financing arrangements described in the FF&E Commitment. The FF&E Lenders agree that such certificate shall be substantially in the form annexed hereto as EXHIBIT C. Each of the FF&E Lenders agrees to be bound by the determinations and conclusions of the Construction Consultant made in accordance with the terms hereof.

     Each of the Administrative Agent, the Disbursement Agent, the Noteholders, the Lenders, the Indenture Trustee and the FF&E Lenders agrees that the Construction Consultant shall be the only construction consultant with respect to the Main Project unless the Administrative Agent, in its sole discretion, terminates such engagement in accordance with this letter and engages a new construction consultant in accordance with the terms of the Credit Agreement, which agreement shall be in form and content satisfactory to the Construction Consultant. Notwithstanding the foregoing, the Indenture Trustee and/or the FF&E Lenders may engage its own construction consultant so long as it pays all costs and expenses of such separate consultant in connection with such engagement but such construction consultant shall have no right to participate in the making of the determinations or conclusions to be made by the Construction Consultant pursuant hereto or issuing the Construction Consultant's Report, the Certificates and Monitoring Reports, and/or the certificate in the form annexed hereto as EXHIBIT C but the foregoing shall not limit the right of such construction consultant to comment on or communicate with the Construction Consultant regarding any matter hereunder.

     For purposes hereof, the Construction Consultant shall perform the foregoing requirements as an independent contractor and nothing contained herein shall constitute the formation of a joint venture or an employer/employee or agency relationship among the Lenders, the Indenture Trustee, the Noteholders, the Administrative Agent, the FF&E Lenders and/or the Construction Consultant.

     In consideration of the performance of the Scope of Work contemplated by this engagement letter, the Construction Consultant shall be paid the compensation and the costs and expenses set forth on EXHIBIT B attached hereto. All amounts to be paid to the Construction Consultant in accordance with this engagement letter shall be the responsibility of the Borrower; PROVIDED, HOWEVER, this engagement is for the benefit of the Lenders and the Noteholders and the Construction Consultant shall be responsible only to the Lenders and the Noteholders as its clients in all respects, and shall have no duty whatsoever to perform any services for, or provide any information to, the Borrower. In the event that the Borrower breaches its obligation to pay any amount due to the

The Bank of Nova Scotia
General Electric Capital Corporation
State Street Bank and Trust Company, as trustee
January 28, 1998
Page 5


Construction Consultant hereunder, the Construction Consultant shall have the right, after FIFTEEN (15) days prior written notice to the Administrative Agent, to cease any further performance of the Scope of Work; PROVIDED, HOWEVER, that the Lenders, the Noteholders and/or the Disbursement Agent may make such payments on behalf of the Borrower in which case the Construction Consultant shall continue performance of the Scope of Work hereunder. The Construction Consultant shall submit all invoices for the Scope of Work performed in accordance with this engagement letter to the Disbursement Agent c/o The Bank of Nova Scotia, 580 California Street, 21st Floor, San Francisco, CA 94104, Attn: Alan Pendergast, with a copy to the Indenture Trustee c/o State Street Bank and Trust Company, P.O. Box 778, Boston, MA 02102-0778, Attn: Corporate Trust Department. The Construction Consultant shall submit an invoice by the FOURTH
(4th) day of each calendar month for actual work performed and costs and expenses incurred during the immediately prior calendar month. After the Disbursement Agent has approved each such invoice, the Disbursement Agent shall promptly forward such approved invoice to the Borrower for payment with a request that payment of such approved invoice shall be made within FIFTEEN
(15) days after submission by the Disbursement Agent.

     By signing below, the Borrower hereby agrees to indemnify the Construction Consultant and its officers, directors, employees, and agents (the "INDEMNIFIED PARTIES") against all losses, liabilities, expenses, claims and damages of any nature suffered or incurred by the Indemnified Parties (including reasonable costs of defense, settlement or enforcement hereof and reasonable attorneys' fees therefor) arising out of or in connection with their performance of the Scope of Work and its other duties contemplated by this engagement letter, except to the extent resulting from the gross negligence, fraud or willful misconduct of any of the Indemnified Parties. In any action or proceeding brought by a third party with respect to which an Indemnified Party is entitled to indemnification hereunder, the Borrower shall be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to the Indemnified Party and the Borrower. Upon assumption by the Borrower of the defense of any such action or proceedings, the Indemnified Party shall have the right to participate in such action or proceeding and to retain its own counsel but the Borrower shall not be liable for any legal fees and costs and expenses of such other counsel or the fees and disbursements of other providers of professional services subsequently incurred by such Indemnified Party in connection with the defense thereof unless (i) the Borrower has agreed to pay such fees and expenses,
(ii) the Borrower has failed to employ counsel reasonably satisfactory to the Indemnified Party and the Borrower in a timely manner, or (iii) the Indemnified Party has been advised by counsel that there are actual or potential conflicting interests between the Borrower and the Indemnified Party, including situations in which there are one or more legal defenses available to the Indemnified Party that are different from or additional to those available to the Borrower; PROVIDED, HOWEVER, that the Borrower shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same

The Bank of Nova Scotia
General Electric Capital Corporation
State Street Bank and Trust Company, as trustee
January 28, 1998
Page 6


general allegations, be liable for the legal fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties except to the extent that local counsel (limited to one separate firm of attorneys in each applicable jurisdiction), in addition to its regular counsel, is required in order to defend effectively against such action or proceeding. The Borrower shall not consent to the terms of any compromise or settlement or any action or proceeding defended by the Borrower in accordance with the foregoing without the prior consent of the Construction Consultant, unless such compromise or settlement (i) includes an unconditional release of the Construction Consultant from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the Construction Consultant. The Borrower shall not be required to indemnify the Construction Consultant for any amount paid or payable by the Construction Consultant in the settlement of any action, proceeding or investigation without the written consent of the Borrower. The provisions hereof relating to indemnification shall survive the expiration or earlier termination of this engagement letter.

     The Construction Consultant hereby agrees to the use of (or reference to) any report or any other document prepared pursuant to this engagement letter in connection with a public offering of securities in connection with the contemplated financing of the Main Project and acknowledges that all reports and documents prepared by the Construction Consultant pursuant to this engagement may be reviewed by the Lenders, the Noteholders, the Disbursement Agent, the Administrative Agent, the Indenture Trustee, the FF&E Lenders and their respective successors and assigns. It is understood and agreed that any use by the Construction Consultant of its proprietary computer software, methodology, procedures or other proprietary information in connection with the Scope of Work hereunder shall not give the Borrower, the Lenders, the Noteholders, the Disbursement Agent, the Administrative Agent, the Indenture Trustee or the FF&E Lenders any rights with respect to such proprietary computer software, methodology, procedures or other proprietary information.

     The Construction Consultant shall not be deemed in default of any provision hereof or be liable for any delay, failure in performance, or interruption of service resulting directly or indirectly from acts of God, civil or military authority, civil disturbance, war, strikes or other labor disputes, fires, other catastrophes, or other force beyond your reasonable control, whether or not such event may be deemed foreseeable; PROVIDED, HOWEVER, any failure to perform on the part of the Construction Consultant due to the Construction Consultant's lack of funds shall constitute a default hereunder.

     In   connection  with  this  engagement,  the   Construction
Consultant covenants and agrees to comply in all material respects with applicable laws and regulations, now or hereafter in effect.

The Bank of Nova Scotia
General Electric Capital Corporation
State Street Bank and Trust Company, as trustee
January 28, 1998
Page 7


     This engagement letter (a) has been duly executed and delivered on behalf of the Construction Consultant and constitutes the legal, valid, binding and enforceable obligation of the Construction Consultant, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles or public policy considerations; (b) sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes and cancels any prior communications, understandings and agreements among the parties with respect to such subject matter; (c) may be terminated with or without cause by the Disbursement Agent upon FIFTEEN (15) days written notice to the Construction Consultant (the Construction Consultant shall be compensated for all work performed to the termination date, together with reimbursable costs and expenses then due); (d) may not be amended or modified except in a writing signed by each of the parties hereto; (e) may be signed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement; and (f) shall be governed and construed in accordance with the laws of the State of New York. Neither this engagement letter nor any interest herein, nor any claim hereunder, shall be assigned, transferred or delegated by the Construction Consultant. Each of the parties to this engagement letter hereby irrevocably consents



                 No additional text on this page

The Bank of Nova Scotia
General Electric Capital Corporation
State Street Bank and Trust Company, as trustee
January 28, 1998
Page 7


to the non-exclusive jurisdiction of the courts of the State of New York or the United States Federal Court sitting in the Borough of Manhattan, City and State of New York over any action or proceeding arising out of or relating to this engagement letter and to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such party, and each of the parties to this engagement letter hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard in such State of New York or Federal Court. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY.

     To confirm your agreement to the foregoing, please sign the enclosed copies of this engagement letter in the space indicated and return one copy to each of the Administrative Agent, the Disbursement Agent, the Indenture Trustee, the Borrower, the Construction Consultant and each of the FF&E Lenders.

                                       Very truly yours,

                                       RIDER HUNT (NV) L.L.C.


                                       By: /s/ John Gray
                                           -------------------
                                           John Gray
                                           Principal


ACCEPTED AND AGREED:

THE BANK OF NOVA SCOTIA
and the Administrative Agent and the
Disbursement Agent


By: ________________________
    Name:___________________
    Title:__________________
    Date:  January ___, 1998

The Bank of Nova Scotia
General Electric Capital Corporation
State Street Bank and Trust Company, as trustee
January 28, 1998
Page 7


to the non-exclusive jurisdiction of the courts of the State of New York or the United States Federal Court sitting in the Borough of Manhattan, City and State of New York over any action or proceeding arising out of or relating to this engagement letter and to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such party, and each of the parties to this engagement letter hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard in such State of New York or Federal Court. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY.

     To confirm your agreement to the foregoing, please sign the enclosed copies of this engagement letter in the space indicated and return one copy to each of the Administrative Agent, the Disbursement Agent, the Indenture Trustee, the Borrower, the Construction Consultant and each of the FF&E Lenders.

                                     Very truly yours,

                                     RIDER HUNT (NV) L.L.C.


                                     By:______________________
                                        John Gray
                                        Principal




ACCEPTED AND AGREED:

THE BANK OF NOVA SCOTIA
and the Administrative Agent and the
Disbursement Agent


By: /s/ Alan Pendergast
    -----------------------
    Name:   A. Pendergast
    Title:  _______________
    Date:  January 28, 1998

The Bank of Nova Scotia
General Electric Capital Corporation
State Street Bank and Trust Company, as trustee
January 28, 1998
Page 8


ALADDIN GAMING LLC


By: /s/ Ronald Dictrow
    --------------------------------
    Name:   Ronald Dictrow
    Title:  Executive Vice President
            & Secretary
    Date:  February 26, 1998


STATE STREET BANK AND TRUST COMPANY


By:_________________________________
    Name:___________________________
    Title:__________________________
    Date:  January ___, 1998


GENERAL ELECTRIC CAPITAL CORPORATION


By:_________________________________
    Name:___________________________
    Title:__________________________
    Date:  January ___, 1998


CREDIT SUISSE FIRST BOSTON
CORPORATION


By:_________________________________
    Name:___________________________
    Title:__________________________
    Date:  January ___, 1998

The Bank of Nova Scotia
General Electric Capital Corporation
State Street Bank and Trust Company, as trustee
January 28, 1998
Page 8


ALADDIN GAMING LLC


By:_________________________________
    Name:___________________________
    Title:__________________________
    Date:  January ___, 1998


STATE STREET BANK AND TRUST COMPANY
 as Trustee and Not Individually


By: /s/ Ruth A. Smith
    --------------------------------
    Name:   Ruth A. Smith
    Title:  Vice President
    Date:  February 26, 1998


GENERAL ELECTRIC CAPITAL CORPORATION


By:_________________________________
    Name:___________________________
    Title:__________________________
    Date:  January ___, 1998


CREDIT SUISSE FIRST BOSTON
CORPORATION


By:_________________________________
    Name:___________________________
    Title:__________________________
    Date:  January ___, 1998

The Bank of Nova Scotia
General Electric Capital Corporation
State Street Bank and Trust Company, as trustee
January 28, 1998
Page 8


ALADDIN GAMING LLC


By:_________________________________
    Name:___________________________
    Title:__________________________
    Date:  January ___, 1998


STATE STREET BANK AND TRUST COMPANY


By:_________________________________
    Name:___________________________
    Title:__________________________
    Date:  January ___, 1998


GENERAL ELECTRIC CAPITAL CORPORATION


By: /s/ Daniel Gruig
    --------------------------------
    Name:   Daniel Gruig
    Title:  Sr. Risk Manager
    Date:  January 28, 1998


CREDIT SUISSE FIRST BOSTON
CORPORATION


By:_________________________________
    Name:___________________________
    Title:__________________________
    Date:  January ___, 1998

                            EXHIBIT A

                          SCOPE OF WORK

I.   CONSTRUCTION CONSULTANT'S REPORT

The Construction Consultant shall prepare the Construction Consultant's report (the "CONSTRUCTION CONSULTANT'S REPORT") for the Aladdin Hotel and Casino stating, among other things, that
(a) the Construction Consultant has reviewed the Main Project Documents, the Plans and Specifications, and other material information deemed necessary by the Construction Consultant for the purpose of evaluating whether the Main Project can be constructed and completed in the manner and time frame contemplated by the "OPERATIVE DOCUMENTS" (as such term is to be defined in the Disbursement Agreement, which agreement shall be in form and content satisfactory to the Construction Consultant; each capitalized term in this Exhibit not otherwise defined shall have the meaning in the Disbursement Agreement) and (b) based on its review of such information, the Construction Consultant is of the opinion that the Main Project can be constructed in the manner contemplated by the Operative Documents and, in particular, that the Main Project can be constructed and completed in accordance with the Operative Documents and the "PLANS AND SPECIFICATIONS" within the parameters set by the "MAIN PROJECT SCHEDULE" and the "MAIN PROJECT BUDGET". The Construction Consultant's Report shall include a due diligence review which:

     A.    Analyzes  and critiques the Main Project  Budget,  the
     Main Project Schedule and the Plans and Specifications on a material line item basis.

     B. Reviews the design concepts of the Main Project and major equipment components and will compare the same with standard industry practice. It is understood that the Construction Consultant in no way approves or disapproves any technical aspect of the design documents or maintains any liability as to the application or function of the Main Project.

     C. Reviews applicable permitting and licensing requirements as provided by or on behalf of the Borrower for construction and operation of the Main Project. With respect to permits and licenses not in place prior to the commencement of construction of the Main Project, the anticipated requirements and schedule indicating major milestones, if available, will be reviewed. Any deficiencies and limitations noted will be identified.

II.  CONSTRUCTION MONITORING AND CERTIFICATION

On an ongoing basis until "COMPLETION" has been achieved, the Construction Consultant shall perform the following duties, including, without limitation, providing the reports and certificates described below (the "CERTIFICATES AND MONITORING REPORTS"):

     A. The Construction Consultant will review all relevant Main Project Documents and amendments thereto, including the "DESIGN/BUILD CONTRACT" between Fluor Daniel, Inc. ("FLUOR") and the Borrower. The Construction Consultant will provide comments and recommendations, as appropriate, including an evaluation of the contracting methodology associated with the Main Project. The Construction Consultant will also review and comment on (a) the suitability of the major subcontractors and suppliers engaged from time to time to perform the work and/or supply the equipment or materials and (b) the prices under such subcontracts.

     B.    The  Construction  Consultant  will  assist  with  all
     technical   matters  as  required  with   respect   to   the
     Disbursement Agent's responsibilities under the Disbursement
     Agreement.

     C. The Construction Consultant will review, analyze and critique the Main Project Budget, the Main Project Schedule and the Plans and Specifications and all amendments thereto. The Construction Consultant will, on an ongoing basis, evaluate the construction process in view of the Main Project Budget, the Main Project Schedule and the Plans and Specifications; PROVIDED, HOWEVER, that such evaluation will be based upon information provided to the Construction Consultant and visual observation of the Main Project's progress.

     D. The Construction Consultant will review the design concepts of the Main Project and major equipment components and will compare the same with standard industry practice. It is understood that the Construction Consultant in no way approves or disapproves of any technical aspect of the design documents or maintains any liability as to the application or function of the Main Project.

     E. The Construction Consultant will review applicable permitting and licensing requirements as provided by the Borrower for construction and operation of the Main Project. For permits and licenses not in place from time to time, the anticipated requirements and schedule indicating major milestones, if available, will be reviewed. Any deficiencies and limitations noted will be identified.

     F. The Construction Consultant will review the status of the existing construction documents at each stage of the Main Project.

     G. The Construction Consultant will interact and communicate directly with the Borrower, Tishman Realty & Construction Co., Inc., the owner's representative and Main Project coordinator, Fluor Daniel, Inc., the Main Project Architect and the other contractors on a regular basis as may be required to monitor the progress of the construction and identify potential problems.

     H. The Construction Consultant will review all requests submitted by the Borrower for an advance of proceeds of the Senior Discount Notes and/or the Loans, as applicable, all proposed change orders proposed by the Borrower and all other certificates submitted by the Borrower from time to time in accordance with the Disbursement Agreement and the Credit Agreement relating to the construction of the Main Project. The Construction Consultant will perform its obligations related to certifications promptly and in any event within the time limits specified by the Disbursement Agreement and the Credit Agreement, as applicable. The Construction Consultant will evaluate the same for accuracy and compliance with the terms of the Disbursement Agreement and the Credit Agreement, as applicable, in each case to the extent within the Construction Consultant's scope of expertise. In performing its obligations hereunder, the Construction Consultant shall be entitled to rely, whenever it deems reasonably appropriate, on information and certifications provided by third parties including the Borrower.

     I. The Construction Consultant will monitor construction of the Main Project, which shall include monthly reports to the Lenders with regard to construction progress and the possibility of significant cost overruns or schedule delays. In addition, the Construction Consultant will monitor and report on the overall Main Project organization and management.

     J. Without limiting the specificity of the foregoing, the Construction Consultant agrees to review the Disbursement Agreement and the Credit Agreement as and when completed and to perform the scope of work in accordance therewith and agrees, for the benefit of the Lenders and the Noteholders, to take all actions, execute and deliver all certificates and perform all other duties and obligations of the
     Construction Consultant thereunder, including, without limitation, completing, executing and delivering each of the certificates required thereby within the time periods set forth therein.

                            EXHIBIT B

                          COMPENSATION


1.   Initial Construction Consultant's Report:

     Construction Analysis       Flat Fee:   $175,000

     Any work in the Initial Construction Consultant's Report not included in the fee for the Construction Analysis will be charged at agreed lump sum fees or billed on a time expended basis at the Construction Consultant's hourly rates, which are as follows:

                                           $/hour
                                           ------
     Principal                             137.50
     Project Manager/Scheduler             110.00
     Senior Architectural/Structural
     Quantity
     Surveyor/Estimator                     95.00
     Quantity Surveyor/Estimator            85.00
     Technical Assistance/Support           50.00

     The above fees include provision of four unbound and three bound copies of each report.

2. Personnel Expenses:

   The Construction Consultant will provide the project personnel at their individual direct personal expense with a fixed lump sum fee per month (which lump sum fee includes up to 45 hours of work per week per employee) according to the following schedule of personnel assigned to the Main Project, for the duration of the assignment. A Principal's time (to be involved in the Main Project an average of 50 hours per month) will be charged separately in accordance with the hourly rates set forth in PARAGRAPH 1 above. Other staff who will be involved on an "as needed-limited time basis" will also be charged separately in accordance with the hourly rates set forth in PARAGRAPH 1 above.

   NUMBER OF PERSONNEL ASSIGNED FULL-TIME                     MONTHLY FEE
   --------------------------------------                     -----------

   Initial two (2) employees                                      $22,700
   One (1) additional employee, total of three (3)                $32,700
   One (1) additional employee, total of four (4)                 $40,000
   Each additional employee - a monthly fee beyond four            $8,000
   employees to be mutually agreed to between the Construction Consultant and the Disbursement Agent or its successors.

   The Construction Consultant will initially staff the Main Project with two (2) people and additional personnel will be added, as required in the future, to maintain the project requirements, as mutually agreed upon by the Construction Consultant and the Administrative Agent or its successors. Time billed per employee per week in excess of 45 hours will be billed at 150% of such employee's hourly rates set forth in PARAGRAPH 1 above.

3. Reimbursable and Out-of-Pocket Expenses:

   All of the Construction Consultant's reasonable travel (outside a 50-mile radius of the Construction Consultant's Las Vegas office), subsistence and housing expenses incurred during personnel relocation (which shall be subject to the prior approval of the Administrative Agent) and miscellaneous costs associated with this assignment and out-of-pocket expenses will be reimbursed at cost. It is the Construction Consultant's intention to assign to Las Vegas those personnel primarily working on this assignment. The costs associated with any relocation of the Construction Consultant personnel will be consistent with corporate policies on project relocation and will be consistent with the relocation budget which has been approved by the Disbursement Agent and the Borrower.

                            EXHIBIT C
         CONSTRUCTION CONSULTANT'S SIX MONTH CERTIFICATE
                     RIDER HUNT (NV) L.L.C.
                      2330 Paseo Del Prado
                      Building C, Suite 301
                       Las Vegas, NV 89102

                             [Date]

The Bank of Nova Scotia, as the Administrative
Agent and the Disbursement Agent
580 California Street
Suite 2100
San Francisco, CA 94104

State Street Bank and Trust Company, as trustee
Corporate Trust Department
P.O. Box 778
Boston, MA 02102-0778

General Electric Capital Corporation
777 Long Ridge Road
Building B - First Floor
Stamford, CT 06927

Re:  Aladdin Hotel and Casino, Las Vegas, Nevada

Ladies and Gentlemen:

     Reference is made to the Disbursement Agreement (the "DISBURSEMENT AGREEMENT") dated as of February 26, 1998 among Aladdin Gaming, LLC, as the Borrower, The Bank of Nova Scotia, as the Administrative Agent, the Disbursement Agent and the Initial Investment Intermediary, and State Street Bank and Trust Company, as the Indenture Trustee. Each capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the Disbursement Agreement.

     Pursuant to Section 2.2.3(b) of the Disbursement Agreement and to Section 7(a)(18) of the Credit Facilities Agreement to be entered into between GECC, for itself and as the agent for certain participants, and the Borrower, the Construction Consultant certifies as follows:

     1.   The  Construction  Consultant  has  reviewed   the
     Disbursement   Agreement  to  the  extent  necessary to
     understand the defined terms contained therein and to provide the certification herein.

     2. In the absence of events such as material and equipment delivery delays, labor difficulties, unusually adverse weather conditions, acts of war directly affecting the Complex, the untimely failure of major equipment components, or other abnormal events which are prejudicial to normal construction and installation, the Conversion Date is likely to have occurred within six months from the date of this certificate.

     IN WITNESS WHEREOF, the Construction Consultant has executed this Construction Consultant's Certificate as of the date first above written.

                                   RIDER HUNT (NV) L.L.C.

                                   By:______________________
                                      Name:
                                      Title:

                 ANNEXES, SCHEDULES AND EXHIBITS

                               TO

                      FACILITIES AGREEMENT

                             between

              GENERAL ELECTRIC CAPITAL CORPORATION,
        FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS

                               and

                       ALADDIN GAMING, LLC


                          June 26, 1998

                 INDEX OF ANNEXES AND SCHEDULES


Annex A        -    Definitions
Annex B        -    Schedule of Closing Documents
Annex C        -    Insurance Requirements
Annex D        -    Executed Senior Credit Agreement
Disclosure Schedule

                             ANNEX A
                               to
                      Facilities Agreement

                    Dated as of June 26, 1998

                           DEFINITIONS


     Capitalized terms used in the Facilities Agreement shall have (unless otherwise provided elsewhere in the Facilities Agreement) the following respective meanings when used in the Operative Documents. Unless otherwise specified, all references to Sections shall be deemed to refer to Sections of the Facilities Agreement.

     "AFFILIATE" shall mean, with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (iii) each of such Person's officers, directors, joint ventures and partners. For the purpose of this definition, "CONTROL" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     "AGENCY AGREEMENT" shall mean that certain Agency Agreement substantially in the form of Exhibit No. 2 to the Master Lease
Agreement executed between GE Capital and Aladdin Gaming.

     "AGREEMENT" shall mean the Facilities Agreement to which this ANNEX A is attached and of which it forms a part, including all annexes, schedules and exhibits attached or otherwise identified thereto, restatements and modifications and supplements thereto and any appendices, attachments, exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative, provided, however that any reference to the Schedules to this Agreement shall be deemed a reference to the Schedules as in effect on the Closing Date or in a written amendment thereto executed by the parties.

     "ALADDIN GAMING" shall mean Aladdin Gaming, LLC, a Nevada limited liability company.

     "ALADDIN HOTEL AND CASINO" shall mean that certain first class and full service hotel of approximately 2,600 rooms and a one hundred sixteen thousand square foot casino to be constructed on the Subject Property located in Las Vegas, Nevada.

     "APPLICABLE LAW" shall mean any law, rule, regulation, ordinance, order, code, common law, interpretation, judgment, directive, decree, treaty, injunction, writ, determination, award, permit or similar decision of any Governmental Authority that is applicable to and binding upon Aladdin Gaming or GE Capital, including (without limitation) the Nevada Gaming Laws.

     "AS  IS  BASIS"  shall have the meaning assigned  to  it  in
SECTION 10(I)(L)(B).

     "BASE INDEX" shall mean 90-Day LIBOR in effect from time to time.

     "BASIC LEASE TERM" shall mean (i) with respect to any Equipment listed on a Schedule dated on or prior to the Basic Lease Term Commencement Date, the period commencing on the Basic Lease Term Commencement Date and expiring three (3) years thereafter, and (ii) with respect to any Equipment listed on a Schedule dated after the Basic Lease Term Commencement Date, the period commencing on the date of such Schedule and expiring three
(3) years after the Basic Lease Term Commencement Date.

     "BASIC LEASE TERM COMMENCEMENT DATE" shall mean the first day of the calendar month next succeeding the Construction
Completion Date.

     "BASIC  LEASE TERM INTEREST RATE" shall mean that per  annum
interest  rate  calculated  pursuant  to  Section  C.4.  of   the
applicable Schedule to the Master Lease Agreement.

     "BASIC TERM RENT" with respect to each Unit of Equipment shall have the meaning assigned to it in Section C.2. of the applicable Schedule to the Master Lease Agreement.

     "BAZAAR HOLDINGS" shall mean Aladdin Bazaar Holdings, LLC, a
Nevada limited liability company.

     "BREAKAGE LOSS" shall include LIBOR and other funding breakage costs, if any, and may be determined by reference to the standard International Swap Dealers Association calculation for
"Loss."

     "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the States of Nevada, New York or Maryland, and if the applicable Business Day relates to the determination of any Interest Period or the interest rate therefor, such term also shall exclude any day on which trading is not carried on by and between banks in U.S. Dollars in the London interbank market.

     "CAPITAL EXPENDITURES" shall mean all payments or accruals (including Capital Lease Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one (1) year and that are required to be capitalized under GAAP.

     "CAPITAL LEASE" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet, other than, in the case of Aladdin Gaming, any such lease under which Aladdin Gaming is the lessor.

     "CAPITAL LEASE OBLIGATION" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

     "CAPITALIZED LESSOR'S COST" shall mean, with respect to  the
Equipment  listed  on Annex A to any Schedule,   the  acquisition
cost of the Equipment specified on such applicable Schedule.

     "CASUALTY OCCURRENCE" shall have the meaning assigned to it in SECTION 10(I).

     "CASUALTY PAYMENT DATE" shall have the meaning assigned to it in SECTION 10(I)(L)(B).

     "CLAIM"   shall  have  the  meaning  assigned   to   it   in
SECTION 10(M).

     "CLOSING  DATE"  shall have the meaning assigned  to  it  in
SECTION 7(A)(1).

     "CODE" shall mean the Uniform Commercial Code codified as Nevada Revised Statutes (NRS) Chapter 104, as the same may, from time to time, be in effect in the State of Nevada; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Agent's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Nevada, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     "COLLATERAL" shall mean the property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of GE Capital to secure the Obligations, including (without limitation) the Gaming Equipment.

     "COLLATERAL   SCHEDULE"  shall  mean,   collectively,   each
schedule describing the Gaming Equipment as to which a Funding under the Term Loan Facility is to be made, delivered by Aladdin
Gaming to GE Capital pursuant to SECTION 7(B)(7).

     "COLLATERAL TAXES" shall mean all Taxes, including interest and penalties thereon, which at any time may be levied, assessed or imposed by any foreign or Federal, state or local authority upon or with respect to GE Capital or Aladdin Gaming by reason of the Collateral (or the purchase, ownership, delivery, leasing, possession, use or operation thereof) or any Operative Documents (or any rentals, payments or receipts thereunder) during or with respect to the Lease Term or the Term Loan Period.

          Notwithstanding anything in the first paragraph of this definition, the term "Collateral Taxes" shall not mean or include:

           (i) Taxes (other Taxes that are, or are in the nature of sales, use, rental, transfer or property Taxes) that are based upon or measured by net income or which constitute franchise Taxes imposed on GE Capital, except such Taxes which are payable in connection with any indemnification or reimbursement obligation of Aladdin Gaming under the Facilities Agreement which is expressly stated to be on an after-tax basis;

           (ii) Taxes upon or with respect to GE Capital by reason of the Equipment (other than the Gaming Equipment) to the extent, but only to such extent, they relate to any act, event or omission that occurs, or relates to a period, after the Lease Term and the return of such Equipment;

          (iii) Taxes upon or with respect to GE Capital by reason of the Gaming Equipment to the extent, but only to the extent, they relate to any act, event or omission that occurs, or relates to a period, after the Term Loan Period;

           (iv) Taxes for so long as, but only for so long as, such Taxes are being contested in accordance with the provisions of SECTION 4 , provided that the foregoing shall not limit Aladdin Gaming's obligations under SECTION 4 to advance to GE Capital amounts with respect to Taxes that are being contested in accordance with SECTION 4 or any expenses incurred by GE Capital in connection with such contest;

           (v) any interest or penalties imposed on GE Capital as a result of a breach by GE Capital of its obligations under SECTION 4 or otherwise as a result of GE Capital's failure to file any return or other documents timely and as prescribed by applicable law; provided that this clause (v) shall not apply (1) if such interest or penalties arise as a result of a position taken or requested to be taken by Aladdin Gaming in a contest controlled by Aladdin Gaming, or
     (2) if such failure is attributable to a failure by Aladdin Gaming to fulfill its obligations under the Facilities Agreement with respect to any such return;

          (vi) Taxes imposed upon GE Capital with respect to any voluntary transfer, sale or other voluntary disposition of any interest in any Collateral or any part thereof (other than a transfer in connection with (1) Aladdin Gaming's exercise of its option to purchase the property or cause an early termination, or (2) the occurrence of an Event of Default);

           (vii) Taxes imposed on GE Capital, to the extent GE Capital actually receives a credit (or otherwise has a reduction in liability for Taxes) in respect thereof against Taxes that are not indemnified under SECTION 4;

           (viii)    Taxes imposed against or payable by  GE
     Capital resulting from, or that would not have been imposed but for, the gross negligence or willful misconduct of GE Capital;

           (ix) Taxes imposed against or payable by GE Capital resulting from, or that would not have been imposed but for a breach by GE Capital or any Affiliate thereof of any representations, warranties or covenants set forth in the Operative Documents (unless such breach is caused by Aladdin Gaming's breach of its representations, warranties or covenants set forth in the Operative Documents);

           (x)   Taxes  to  the  extent  resulting  from  GE
     Capital's  failure  to comply with  the  provisions  of
     SECTION 4, which failure precludes or materially adversely affects the ability to conduct a contest pursuant to SECTION 4(B) (unless such failure is caused by Aladdin Gaming's breach of its obligations);

          (xi) Taxes which are included in acquisition costs if and to the extent actually paid;

           (xii) Taxes that would have been imposed in the absence of the Lease Facility and Term Loan Facility and Taxes imposed on or with respect to or payable as a result of activities of GE Capital or an Affiliate thereof unrelated to the transactions contemplated by the Operative Documents;

           (xiii) Taxes imposed on or with respect to or payable by GE Capital resulting from, or that would not have been imposed but for the existence of, any Lien on the Equipment created by or through GE Capital or an Affiliate thereof and not caused by acts or omissions of Aladdin Gaming, unless required to be removed by Aladdin Gaming; and

           (xiv) Taxes imposed against or payable by a direct or indirect successor, transferee, or assign of GE Capital to the extent that the aggregate amount of such Taxes exceeds the aggregate amount of such Taxes that would have been imposed against or payable by GE Capital (or, if less, that would have been subject to indemnification under SECTION 4); provided, however, that this exclusion (xiv) shall not apply to a direct or indirect successor, transferee or assignee that acquired its interest as a result of a transfer while an Event of Default shall have occurred and is continuing.

     "COMMITMENT" shall mean the commitment of GE Capital to make
Fundings to Aladdin Gaming pursuant to SECTION 1 in the aggregate principal amounts specified therein.

     "CONSTRUCTION COMPLETION DATE" shall mean the date of issuance of a temporary or permanent certificate of occupancy with respect to the Aladdin Hotel and Casino.

     "CONSTRUCTION CONSULTANT" shall mean Rider Hunt (LA)  L.L.C.
or its successors and assigns approved by GE Capital.

     "CONTINGENT RENT" shall be calculated as the product of (a) eighty-five percent (85%) of any per annum increase in the Consumer Price Index for all Items as published by the Department of Labor Bureau of Economics and Statistics reported during the preceding calendar quarter, and (b) the Capitalized Lessor's Cost of the Equipment, PLUS an amount to be determined based on the differential between (1) the average annual revenues generated at the Aladdin Hotel and Casino for the period from November 1, 1992, through November 18, 1997, and (2) the average annual revenues generated at the Aladdin Hotel and Casino for the period from the Construction Completion Date through and including the subsequent sixty (60) months; provided, however, that the maximum Contingent Rent shall not exceed that amount calculated as the following specified percentage of the Capitalized Lessor's Cost of the Equipment: if the Equipment is returned at the end of three (3) years, 13.66%; if the Equipment is returned at the end of four (4) years, 6.36%; and if the Equipment is returned at the end of five (5) years, 4.40%.

     "DEFAULT  RATE"  shall have the meaning assigned  to  it  in
SECTION 2(E).

     "DOL" shall mean the United States Department of Labor or any successor thereto.

     "DOLLARS"  and  "$" shall mean lawful money  of  the  United
States of America.

     "EARLY TERMINATION DATE" shall have the meaning assigned to it in Section 4 of the Master Lease Agreement.

     "ENVIRONMENTAL CLAIM" shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any Governmental Authority or any Person for Personal Injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment or for fines, penalties or restrictions resulting from or based upon any release.

     "ENVIRONMENTAL LAWS" shall mean all federal, state and local laws, statutes, ordinances, orders and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including, without limitation, ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Secs. 9601 ET SEQ.) ("CERCLA"); the Hazardous Material Transportation Act, as amended (49 U.S.C. Secs. 1801 ET SEQ.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. Secs. 136 ET SEQ.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. Secs. 6901 ET SEQ.) ("RCRA"); the Toxic Substance Control Act, as amended (15 U.S.C. Secs. 2601 ET SEQ.); the Clean Air Act, as amended (42 U.S.C. Secs. 740 ET SEQ.); the Federal Water Pollution Control Act, as amended (33 U.S.C. Secs. 1251 ET SEQ.); the Occupational Safety and Health Act, as amended (29 U.S.C. Secs. 651 ET SEQ.) ("OSHA"); and the Safe Drinking Water Act, as amended (42 U.S.C. Secs. 300(f) ET SEQ.), and any and all regulations promulgated thereunder, and all analogous state and local counterparts or
equivalents  and  any  transfer  of  ownership  notification   or
approval statutes.

     "ENVIRONMENTAL LIABILITIES AND COSTS" shall mean all liabilities, obligations, responsibilities, remedial actions, removal costs, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand by any Person or entity, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including, without limitation, any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority) and which relate to any health or safety condition regulated under any Environmental Law or in connection with any other environmental matter or Release, threatened Release, or the presence of a Hazardous Material.

     "EQUIPMENT"shall have the meaning assigned to it in  Section
1(a) of the Master Lease Agreement.

     "EQUIPMENT SCHEDULE" or "SCHEDULE" shall have the meaning assigned to it in Section 1(a) of the Master Lease Agreement.

     "ERISA"  shall mean the Employee Retirement Income  Security
Act of 1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

     "ERISA AFFILIATE" shall mean, with respect to Aladdin Gaming, any trade or business (whether or not incorporated) under common control with Aladdin Gaming and which, together with Aladdin Gaming, are treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the IRC.

     "ERISA EVENT" shall mean, with respect to Aladdin Gaming, any Subsidiary thereof or any ERISA Affiliate, (i) a Reportable Event with respect to a Title IV Plan or a Multiemployer Plan;
(ii) the withdrawal of Aladdin Gaming, any Subsidiary thereof or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a) (2) of ERISA; (iii) the complete or partial withdrawal of Aladdin Gaming, any Subsidiary thereof or any ERISA Affiliate from any Multiemployer Plan; (iv) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under
Section 4041 of ERISA; (v) the institution of proceeding to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (vi) the failure to make required contributions to a Qualified Plan; or (vii) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

     "EVENT OF DEFAULT" shall have the meaning assigned to it  in
SECTION 12(A).

     "EXECUTIVE OFFICERS" shall mean the Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Executive Vice President(s), Senior Vice President(s), Vice President, Treasurer, Controller and Secretary of Aladdin Gaming.

     "EXTENSION TERM" shall have the meaning assigned  to  it  in
Section 5(d) of the Master Lease Agreement.

     "FACILITIES"  shall  have  the meaning  assigned  to  it  in
SECTION 1(B).

     "FEES" shall mean the fees due to Agent and GE Capitals as set forth in SECTION 15(B) or otherwise pursuant to the Operative
Documents.

     "FF&E  RESERVE"  shall have the meaning assigned  to  it  in
SECTION 10(D).

     "FINANCIALS" shall mean the financial statements referred to in SECTION 10(A).

     "FISCAL MONTH" shall mean any of the monthly accounting periods of Aladdin Gaming.

     "FISCAL QUARTER" shall mean any of the quarterly accounting periods of Aladdin Gaming.

     "FISCAL YEAR" shall mean the fiscal year of the relevant Person, which in the case of Aladdin Gaming shall be the 12-month period of Aladdin Gaming ending December 31 of each year. Subsequent changes of the fiscal year of Aladdin Gaming shall not change the term "Fiscal Year," unless GE Capital shall consent in writing to such change.

     "FUNDING" shall mean each funding of a portion of the Term Loan pursuant to the Term Loan Facility or of a portion of the Capitalized Lessor's Cost of the Equipment acquired pursuant to the Lease Facility, and in each case to be applied to the acquisition cost of the Collateral in accordance with the terms of the Facilities.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, which are applicable to the circumstances as of the date of determination or, if applicable, in the United Kingdom as in effect from time to time.

     "GAMING EQUIPMENT" means all equipment and supplies used in the operation of a casino, including, without limitation, slot machines, gaming tables, cards, dice, gaming chips, player tracking systems, and all other gaming devices (as defined in NRS 463.0155), cashless wagering systems (as defined in NRS 463.014) and associated equipment (as defined in NRS 463.0136), as described on the Collateral Schedule.

     "GE   CAPITAL"   shall   mean   General   Electric   Capital
Corporation, a New York corporation.

     "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GUARANTY OF PERFORMANCE AND COMPLETION" shall mean that certain Guaranty of Performance and Completion by the Trust Under
Article VI u/w/o Sigmund Sommer, LCI and Bazaar Holdings in favor of each of the Administrative Agent (defined therein) and the lenders under the Senior Credit Facility.

     "GUARANTY OF PERFORMANCE AND COMPLETION (NOTEHOLDERS)" shall mean that certain Guaranty of Performance and Completion by the Trust, LCI and Bazaar Holdings in favor of the Noteholders with respect to Holdings' Senior Discount Notes and the Contingent Guarantor (defined therein).

     "HAZARDOUS MATERIAL" shall mean a Hazardous Substance and/or a Hazardous Waste.

     "HAZARDOUS SUBSTANCE" shall mean any element, material, compound, mixture, solution, chemical, substance, or pollutant within the definition of "hazardous substance" under
Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sec. 9601(14);
petroleum or any fraction, byproduct or distillation product thereof; asbestos, polychlorinated biphenyls, or any radioactive substances; and any material regulated as a hazardous substance by any jurisdiction in which any Aladdin Gaming owns or operates or has owned or operated a facility.

     "HAZARDOUS WASTE" shall mean any element, pollutant, contaminate or discarded material (including any radioactive material) within the definition of Section 103(6) of the Resource Conservation and Recovery Act, 42 U.S.C.A. Sec. 6903(6); and any material regulated as a hazardous waste by any jurisdiction in which any Aladdin Gaming owns or operates or has owned or operated a facility, or to which any Aladdin Gaming sends material for treatment, storage or disposal as waste.

     "HOLDINGS" shall mean Aladdin Gaming Holdings, LLC, a Nevada limited liability company.

     "INDEBTEDNESS" of any Person shall mean (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business), (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person ( even though the rights and remedies of the seller or GE Capital under such agreement in the event of default are limited to repossession or sale of such property),
(iv) all Capital Lease Obligations, (v) all Guaranteed Indebtedness, (vi) all Indebtedness referred to in clause (i),
(ii), (iii), (iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) the Obligations, and (viii) all liabilities under Title IV of ERISA.

     "INDEMNIFIED PERSON" shall have the meaning assigned to it in SECTION 10(P).

     "INTERCREDITOR   AGREEMENT"   shall   mean   that    certain
Intercreditor Agreement dated as of June 26, 1998, by and among GE Capital and the lenders under the Senior Credit Facility.

     "INTEREST PERIOD" shall mean, in the case of the determination of any 30-Day LIBOR or 90- LIBOR, a period of one
(1) or three (3) month(s) as applicable; provided, that (i) in the event an Interest Period would end on a day which is not a Business Day, such Interest Period shall be deemed to end on the immediately succeeding Business Day unless such extension would cause such Interest Period to end in the next calendar month, in which case such Interest Period shall be deemed to end on the immediately preceding Business Day, (ii) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends, shall, subject to clause (iii) below, expire on the immediately preceding Business Day and (iii) no Interest Period may extend beyond the Termination Date.

     "INTERIM FUNDING PERIOD" shall mean the period from the date on which the Funding is made with respect to the Facilities until the Basic Lease Term Commencement Date.

     "INTERIM RENT" shall have the meaning assigned to it in Section C.1. of each Schedule to the Master Lease Agreement.

     "INTERIM RENT PAYMENT DATE" shall have the meaning assigned to it in Section C.1. of each Schedule of the Master Lease
Agreement.

     "INTERIM  TERM  INTEREST RATE" shall  mean  that  per  annum
interest  rate  calculated  pursuant  to  Section  C.4.  of   the
applicable Schedule to the Master Lease Agreement.

     "INVESTMENT" shall mean, for any Person (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition; (b) the making of any deposit with, or Funding, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person); and (c) the entering into of any Guaranteed Indebtedness of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be Fundings, lent or extended to such Person.

     "IRC" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

     "IRS" shall mean the Internal Revenue Service, or any successor thereto.

     "KEEP-WELL  AGREEMENT"  shall mean  that  certain  Keep-Well
Agreement by Holdings, LCI and Bazaar Holdings.

     "LCI" shall mean London Clubs, International PLC, a company registered in England and Wales.

     "LEASE" shall have the meaning assigned to it in the first paragraph of the Schedule.

     "LEASE COMMENCEMENT DATE" shall have the meaning assigned to it in Section 2(a) of the Master Lease Agreement.

     "LEASE  FACILITY" shall have the meaning assigned to  it  in
Section 1(a).

     "LEASES" shall mean all of those leasehold estates in real property now owned or hereafter acquired by Aladdin Gaming, as lessee.

     "LEASE TERM" shall mean the Basic Lease Term and all available Renewal Lease Terms.

     "LESSEE" shall have the meaning assigned to it in the first paragraph of the Master Lease Agreement.

     "LESSOR" shall have the meaning given to it in the first paragraph of the Master Lease Agreement.

     "LIBOR RATE FUNDING" shall mean any Funding as to which the interest rate is calculated by reference to 30-Day LIBOR or 90-
Day LIBOR.

     "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "LIEN" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

     "MASTER LEASE AGREEMENT" shall have the meaning assigned to it in SECTION 1(A).

     "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (i) the business, assets, operations, prospects, or financial condition of Aladdin Gaming taken as a whole, (ii) Aladdin Gaming's ability to pay or perform its obligations under the Operative Documents, (iii) the Collateral or GE Capital's Lien on the Collateral or the priority of any such Lien, or
(iv) the rights and remedies of GE Capital under this Agreement and the other Operative Documents.

     "MAXIMUM LEASE TERM" shall have the meaning assigned to it in Section 5(a) of the Master Lease Agreement.

     "MEMBERSHIP INTERESTS" shall mean, with respect to any Person which is a limited liability company, the membership interests or the limited liability company interests, as the case may be of such Person.

     "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in Section 4001(a) (3) of ERISA, and to which Aladdin Gaming or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

     "NEVADA GAMING AUTHORITIES" means, collectively, the Nevada Gaming Commission, the Nevada State Gaming Control Board and all state and local governmental and regulatory authorities regulating gaming activities in the State of Nevada and its political subdivisions.

     "NEVADA GAMING LAWS" means all laws pursuant to which any Nevada Gaming Authorities possess regulatory, licensing or permit authority over gaming activities in the State of Nevada, including, without limitation, the Nevada State Gaming Control Act, codified as NRS Chapter 463, as the same may, from time to time, be in effect in the State of Nevada and the regulations of the Nevada Gaming Commission promulgated thereunder, as amended from to time.

     "NOTEHOLDERS"  shall  mean the holders  of  Senior  Discount
Notes issued in connection with the Senior Credit Facility.

     "NRS" means the Nevada Revised Statutes, as the same may, from time to time, be in effect in the State of Nevada.

     "OBLIGATIONS" shall mean all loans, Fundings, debts, liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Aladdin Gaming to GE Capital, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under any of the Operative Documents. This term includes, without limitation, all principal, interest (including, without limitation, interest which accrues after the commencement of any case or proceeding referred to in SECTIONS 12(A)(7) or (8)), all Fees, Taxes, expenses, attorneys' fees and any other sum chargeable to Aladdin Gaming under any of the Operative Documents.

     "OFFERING MEMORANDUM" shall have the meaning assigned to it in SECTION 7(A)(9).

     "OPERATING LEASE" shall mean any lease of real or personal property, or mixed property, which is not a Capital Lease.

     "OPERATIVE DOCUMENTS" shall have the meaning assigned to it in SECTION 2(F).

     "OTHER  TAXES"  shall have the meaning  assigned  to  it  in
SECTION 4(C).

     "PARTICIPANT"  shall  have the meaning  assigned  to  it  in
SECTION 13(B)(2).

     "PAYMENT DATE" shall mean any Rent Payment Date or any date on which an installment of interest or of principal and interest is due under the Term Loan Note.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

     "PENSION PLAN" shall mean an employee pension benefit plan, as defined in Section (3) (2) of ERISA (other than a Multiemployer Plan), which is not an individual account plan, as defined in Section 3 (34) of ERISA, and which Aladdin Gaming or, if a Title IV Plan, any Subsidiary of Aladdin Gaming or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "PERMITTED ENCUMBRANCES" shall mean the following encumbrances: (i) Liens for taxes or assessments or other governmental Taxes or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of SECTION 10(B) of the Facilities Agreement; (ii) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (iii) liens securing the Senior Credit Facility; (iv) deposits securing public or statutory obligations of Aladdin Gaming; (v) inchoate and unperfected workers', mechanics', suppliers' or similar liens arising in the ordinary course of business; (vi) carriers', warehousemen' s or other similar possessory liens arising in the ordinary course of business and securing indebtedness not yet due and payable in an outstanding aggregate amount not in excess of $5,000,000 at any time; (vii) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Aladdin Gaming is a party; (viii) any attachment or judgment lien, unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within thirty (30) days after the expiration of any such stay; and (ix) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real property, leases or leasehold estates.

     "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "PLAN" shall mean, with respect to Aladdin Gaming or any ERISA Affiliate, at any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which Aladdin Gaming maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "PREPAYMENT DATE" shall have the meaning assigned to  it  in
Section 2(e)(1).

     "PREPAYMENT PREMIUM" shall mean that amount calculated as the product of the Premium Percentage and (A) the original
Capitalized Lessor's Cost of the Equipment (in the case of Collateral leased pursuant to the Master Lease Agreement), or (B) the original outstanding principal balance of the Term Loan Note (in the case of Collateral described on the Collateral Schedules), as applicable.

     "PREMIUM PERCENTAGE" shall mean the following specified percentage: if prepayment occurs on the 3rd through 6th payment date, 2%; if prepayment occurs on the 7th through 12th payment date, 1%; and if prepayment occurs after the 12th payment date, 0%.

     "PRIME  RATE"  shall  mean the prime  rate  of  interest  as
published   in   THE  WALL  STREET  JOURNAL  on   the   date   of
determination.

     "PROCEEDS" shall mean "proceeds," as such term is defined in the Code and, in any event, shall include, with respect to any Person, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Person from time to time with respect to any of its property or assets, (ii) any and all payments (in any form whatsoever) made or due and payable to such Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of such Person's property or assets by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any recoveries by such Person against third parties with respect to any litigation or dispute concerning any of such Person's property or assets, and
(iv) any and all other amounts from time to time paid or payable under or in connection with any of such Person's property or assets, upon disposition or otherwise.

     "PROJECTIONS" shall mean Aladdin Gaming's projected pro-forma income statements, balance sheets and cash flow statements for five (5) years.

     "QUALIFIED PLAN" shall mean an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under Section 401(a) of the IRC, and which Aladdin Gaming, and Subsidiary thereof or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "RELEASE" shall mean, as to any Person, any release or any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration of a Hazardous Material into the indoor or outdoor environment by such Person (or by a person under such Person's direction or control), including the movement of a Hazardous Material through or in the air, soil, surface water, ground water or property; but shall exclude any release, discharge, emission or disposal in material compliance with a then effective permit or order of a Governmental Authority.

     "RENEWAL LEASE TERM" shall mean up to two (2) one-year renewal periods commencing at the expiration of the Basic Lease
Term.

     "RENEWAL  TERM"  shall have the meaning assigned  to  it  in
Section 5(a) of the Master Lease Agreement.

     "RENEWAL TERM RENT" shall have the meaning assigned to it in Section C.2. of the Schedule.

     "RENT" shall have the meaning assigned to it in Section 2(a) of the Master Lease Agreement.

     "RENT PAYMENT DATE" with respect to any Unit of Equipment shall have the meaning assigned to it in Section C.2. of the applicable Schedule to the Master Lease Agreement.

     "REPLACEMENT ITEM" shall have the meaning assigned to it  in
SECTION 10(J)(9).

     "REPORTABLE EVENT" shall mean any of the events described in
Section 4043(b) (1), (2), (3), (5), (6), (8) or (9) of ERISA.

     "RESPONSIBLE OFFICER" shall mean the President, any Vice President, the Treasurer, the Chief Financial Officer and any other officer of Aladdin Gaming directly responsible for the consummation of the Transaction and/or the operation of the Aladdin Hotel and Casino.

     "RESTRICTED PAYMENTS" shall have the meaning assigned to it in SECTION 11(F).

     "RETIREE WELFARE PLAN" shall refer to any Welfare Plan providing for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to
Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

     "SCHEDULE OF DOCUMENTS" shall mean the schedule attached hereto as ANNEX B, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Operative Documents and the transactions contemplated thereunder.

     "SENIOR  CREDIT  AGREEMENT" shall  mean  that  certain  U.S.
$410,000,000 Credit Agreement dated as of February 26, 1998, among Aladdin Gaming, various financial institutions, The Bank of Nova Scotia, Merrill Lynch Capital Corporation and CIBC Oppenheimer Corp. in the form attached hereto as ANNEX D.

     "SENIOR CREDIT FACILITY" shall heave the meaning assigned to it in SECTION 7(A)(8).

     "SOLVENT" and "SOLVENCY" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "SPREAD"  shall have the meaning assigned to it  in  SECTION
2(C) of the Facilities Agreement and Section C.4. of the Schedule to the Master Lease Assignment.

     "STIPULATED LOSS VALUES" shall be calculated as specified on Annex D to the Schedule.

     "STOCK" shall mean all shares, options, warrants, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

     "SUBJECT PROPERTY" shall mean that certain real property located at 3667 Las Vegas Boulevard South and 831 Pilot Road, Las
Vegas, Nevada.

     "SUBSTITUTED ITEM" shall have the meaning assigned to it  in
SECTION 10(J)(9).

     "SUPPLIER" shall have the meaning assigned to it in  Section
1(a) of the Master Lease Agreement.

     "TAXES" shall mean all taxes, charges, fees, levies or other like assessments, including, without limitation, income, gross receipts, excise, real and personal and intangible property, sales, use, transfer, withholding, license, payroll, stamp, documentary, recording, ad valorem and franchise taxes imposed by the United States, or any state, local or foreign taxing authority or subdivision or agency thereof, and such term shall include any interest, penalties or additions to tax attributable to such assessments.

     "TERM" shall have the meaning assigned to it in Section 2(a) of the Master Lease Agreement.

     "TERM  LOAN" shall mean the loan evidenced by the Term  Loan
Note.

     "TERM LOAN FACILITY" shall have the meaning assigned to it in SECTION 1(B).

     "TERM  LOAN NOTE" shall have the meaning assigned to  it  in
SECTION 3(B).

     "TERM   LOAN  PERIOD"  shall  mean  the  period   from   the
Construction  Completion  Date  until  the  date  on  which   all
obligations  of  Aladdin Gaming with respect  to  the  Term  Loan
Facility have been satisfied in full.

     "TERMINATION  DATE"  shall  mean  the  date  on  which   all
Obligations have been satisfied in full.

     "TERMINATION VALUES" shall be calculated as specified on Annex D to the Schedule.

     "TITLE IV PLAN" shall mean a Pension Plan, other than a Multiemployer Plan, which is covered by Title IV of ERISA.

     "TRANSACTION DOCUMENTS" shall mean the Operative Documents and each document executed in connection with the Senior Credit
Facility.

     "TRUST"  shall mean the Trust Under Article VI u/w/o Sigmund
Sommer.

     "UNAMORTIZED LESSOR'S COST" shall mean: (a) during the Interim Funding Period, the aggregate Capitalized Lessor's Cost of the Equipment leased under the Equipment Schedule, and (b) during the Lease Term, the amount calculated as specified on Annex E to the applicable Schedule.

     "UNFUNDED PENSION LIABILITY" shall mean, at any time, the aggregate amount, if any, of the sum of (i) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions in effect under such Title IV Plan, and (ii) for a period of five (5) years following a transaction reasonably likely to be covered by
Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by Aladdin Gaming or any ERISA Affiliate as a result of such transaction.

     "UNIT OF EQUIPMENT" shall have the meaning assigned to it in
Section 1(a) of the Master Lease Agreement.

     "WELFARE  PLANS" shall mean any welfare plan, as defined  in
Section 3(1) of ERISA, which is maintained or contributed to by Aladdin Gaming or any ERISA Affiliate.

     "WITHDRAWAL LIABILITY" shall mean, at any time, the aggregate amount of the liabilities, if any, pursuant to
Section 4201 of ERISA, and any increase in contributions pursuant to Section 4243 of ERISA with respect to all Multiemployer Plans.

     "30-DAY LIBOR" shall mean, for any Interest Period, the rate per annum (rounded upwards to the nearest 1/16th of one percentage point, if necessary) equal to the quotient obtained by dividing (i) the offered rate for U.S. Dollar deposits for a thirty (30) day period appearing on Telerate page 3750 (or as quoted by such other reference source as may be designated by the Agent in writing) as of 11:00 a.m. (London time), on the day that is two (2) Business Days prior to the beginning of such Interest Period (but if at least two such rates appear on such page or are so quoted at such time, the offered rate for such Interest Period shall be the arithmetic mean of such rates), by (ii) a percentage equal to one (1) minus the LIBOR Reserve Percentage.

     "90-DAY LIBOR" shall mean, for any Interest Period, the rate per annum (rounded upwards to the nearest 1/16th of one percentage point, if necessary) equal to the quotient obtained by dividing (i) the offered rate for U.S. Dollar deposits for a ninety (90) period appearing on Telerate page 3750 (or as quoted by such other reference source as may be designated by the Agent in writing) as of 11:00 a.m. (London time), on the day that is two (2) Business Days prior to the beginning of such Interest Period (but if at least two such rates appear on such page or are so quoted at such time, the offered rate for such Interest Period shall be the arithmetic mean of such rates), by (ii) a percentage equal to one (1) minus the LIBOR Reserve Percentage.

     Capitalized terms used in the Facilities Agreement without definition shall have the meaning assigned to such terms in the Senior Credit Agreement as in effect on the date hereof.

     Any accounting term used in the Facilities Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in the Facilities Agreement shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of Nevada to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" or other words of similar import refer to the Facilities
Agreement as a whole, including the annexes, exhibits and schedules thereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in the Facilities Agreement.

     Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

                             ANNEX B
                               to
                      FACILITIES AGREEMENT

                    Dated as of June 26, 1998

                  SCHEDULE OF CLOSING DOCUMENTS


     The obligation of GE Capital to make the initial Funding is subject to satisfaction of the condition precedent that GE Capital shall have received the following, each, unless otherwise specified below, dated the Closing Date, in form and substance satisfactory to GE Capital and its counsel, unless otherwise specified below:

          (a) OPERATIVE DOCUMENTS. The Facilities Agreement, the Master Lease Agreement and the Term Loan Note payable to the order of GE Capital, duly executed by Aladdin Gaming.

          (b)   AGENCY  AGREEMENT.   The  Agency  Agreement  duly
executed by Aladdin Gaming.

          (c)  SECURITY DOCUMENTS.

               (i) Acknowledgment copies of proper Financing Statements (Form UCC-l) (the "FINANCING STATEMENTS") duly filed under the Uniform Commercial Code, in all jurisdictions as may be necessary or, in the opinion of GE Capital, desirable to perfect the Lien created by the Operative Documents;

               (ii) Certified copies of Requests for Information (Form UCC-3), or other evidence satisfactory to GE Capital, listing the Financing Statements referred to in paragraph
     (i) above and all other effective financing statements which name Aladdin Gaming (under its present name, any previous name or any trade or doing business name) as debtor and which are filed in the jurisdictions referred to in paragraph (i) above, together with copies of such other financing statements (none of which shall cover the Collateral);

               (iii)      Evidence of the completion of all other
     recordings and filings as may be necessary or, in the opinion of and at the request of GE Capital, desirable to perfect the Lien created by the Operative Documents.

          (d) BOARD RESOLUTIONS AND INCUMBENCY CERTIFICATES. A certificate of the Secretary or an Assistant Secretary of Aladdin Gaming certifying (A) the resolutions adopted by the managers of Aladdin Gaming approving each Operative Document to which Aladdin Gaming is a party and the transactions contemplated hereby and thereby, (B) all documents evidencing other necessary action by Aladdin Gaming and required governmental and third party approvals with respect to each such

Operative Document, and (C) the names and true signatures of the authorized managers and officers of Aladdin Gaming.

          (e)    ORGANIZATIONAL  DOCUMENTS  AND   GOOD   STANDING
CERTIFICATES.  Each of the following documents:

               (i) the organizational documents of Aladdin Gaming as in effect on the Closing Date, certified by the Secretary of State of Nevada as of a recent date, together with a bring-down certificate from such Secretary of State in the form of a telex or telecopy dated the Closing Date (if the Closing Date is more than thirty (30) days after the date of original certification), and the operating agreement of Aladdin Gaming as in effect on the Closing Date, certified by the Secretary, Assistant Secretary or other appropriate officer of Aladdin Gaming; and

               (ii)  a  good  standing  certificate  for  Aladdin
     Gaming from the Secretary of State of Nevada as of a recent date, together with a bring-down certificate in the form of a telex or telecopy dated the Closing Date.

          (f) SOLVENCY. A certificate in form and substance satisfactory to GE Capital, signed by Aladdin Gaming's chief financial officer, certifying as to the Solvency of Aladdin Gaming after giving effect to the entering into of the Operative Documents, the making of the initial Funding hereunder and the other transactions contemplated hereby.

          (g) ENVIRONMENTAL AUDIT. An environmental review and audit report with respect to the Subject Property satisfactory in all respects to GE Capital from an independent firm acceptable to GE Capital, together with copies of all existing environmental reviews and audits and other information pertaining to actual or potential environmental claims as GE Capital may require.

          (h) PRO FORMA BALANCE SHEET. A pro forma balance sheet of Aladdin Gaming prepared in accordance with GAAP giving effect to the making of the initial Funding hereunder and the other transactions contemplated by the Operative Documents as if such transactions had occurred on April 27, 2000.

          (i) FINANCIAL STATEMENTS. Copies of the financial statements described in SECTION 7(A)(20) of the Facilities
Agreement.

          (j) PROJECTIONS. Copies of the Projections in form and substance satisfactory to GE Capital.

          (k)     CAPITAL   EXPENDITURES   BUDGET.    A   capital
expenditures budget for Aladdin Gaming in form and substance satisfactory to GE Capital.

          (l) LEGAL OPINIONS. (i) An opinion of Skadden, Arps, Slate, Meagher & Flom, L.L.P., special counsel to Aladdin Gaming, in form and substance satisfactory to GE Capital (which shall include an opinion as to enforceability of the Operative Documents under New York law); (ii) an opinion of local counsel for Aladdin Gaming in the State of Nevada, in form and substance satisfactory to GE Capital, as to (1) validity and perfection of Liens and other matters, and (2) such other matters incident to the transactions contemplated hereby as GE Capital reasonably may require; and (iii) not more than two (2) bring-downs of such opinions as and to the extent reasonably required by Lessor in connection with an assignment or participation pursuant to
Section 13(b) of the Facilities Agreement.

          (m) APPRAISAL. An appraisal obtained at Aladdin Gaming's expense in form and substance, and by an appraiser, satisfactory to GE Capital, substantiating the Equipment's remaining useful economic life and requisite values at selected points throughout the Basic Lease Term and Renewal Lease Terms, including GE Capital's residual value assumptions.

                             ANNEX C
                               to
                      FACILITIES AGREEMENT

                    Dated as of June 26, 1998

                     INSURANCE REQUIREMENTS


Aladdin Gaming shall, without cost to GE Capital or Participants, maintain or cause to be maintained on its behalf in effect at all times the types of insurance required by the following provisions together with any other types of insurance as commonly secured by similar operations, in form acceptable to GE Capital, required hereunder, with insurance companies rated "A-" or better, with a minimum size rating of "VIII," by Best's Insurance Guide and Key Ratings (or an equivalent rating by another nationally recognized insurance rating agency of similar standing if Best's Insurance Guide and Key Ratings shall no longer be published), or other insurance companies of recognized responsibility satisfactory to GE Capital, until all obligations of Aladdin Gaming pursuant to the Operative Documents has been fully discharged. GE Capital shall be named as first loss payee/mortgagee on all policies with respect to the Collateral of a first party nature, with such policies endorsed to the effect that all loss proceeds will be made payable to GE Capital.

     I. Post Construction. During the period commencing from Completion, Aladdin Gaming shall at its sole cost and expense obtain and maintain the following insurance:

          a. Commercial General Liability. Commercial general liability insurance for the Project, written on "occurrence" policy forms, including coverage for premises operations, products, completed operations, broad form property damage, blanket contractual liability, independent contractor's and personal injury, with no exclusions for explosion, collapse and underground perils, with primary coverage limits of no less than $1,000,000 for injuries or death to one or more persons or damage to property resulting from any one occurrence and a $2,000,000 aggregate limit. The commercial general liability policy shall also include a severability of interest clause and a cross liability clause in the event more than one entity is a "named insured" under the commercial general liability policy. Deductibles in excess of $50,000 shall be subject to review and approval by GE Capital.

          b. Automobile Liability. Automobile liability insurance, including coverage for owned, non-owned and hired automobiles for both bodily injury and property damage and containing appropriate no-fault insurance provisions or other endorsements in accordance with Nevada legal requirements, with limits of no less than $1,000,000 per accident with respect to bodily injury, property damage or death.

          c. Workers Compensation. Workers compensation insurance and employer's liability or Stop Gap liability, with a limit of not less than $1,000,000, and such other forms of insurance which Aladdin Gaming is required by Nevada law to provide for the Project, providing statutory benefits and covering loss resulting from injury, sickness, disability or death of the employees of Aladdin Gaming.

          d. Pollution Legal Liability. Sudden and accidental pollution legal liability insurance in an amount not less than $1,000,000. Such coverage can be included in the commercial general liability policy or provided separately. Claims made coverage forms are acceptable.

          e. Property and Boiler & Machinery. From and after the date of Completion, "all risk", as such term is used in the insurance industry, property insurance with flood and earthquake (including sinkhole and subsidence) and on an "agreed amount" basis and providing (i) coverage for the Project, including removal of debris, insuring the buildings, structures, machinery, equipment, facilities, fixtures and other properties constituting a part of the Project in a minimum amount not less than the full replacement value of the Project ($310,000,000). The following sublimits, to the extent they are less than the full replacement value of the Project, are permitted with respect to the following perils: flood ($100,000,000), earthquake ($100,000,000), transit and off-site storage (greater of replacement cost of assets at risk or $1,000,000) and debris removal $10,000,000).

     Such policy shall include a replacement cost endorsement (no co-insurance) with no deduction for depreciation. Unless provided under the all risk policy, boiler and machinery coverage on a "comprehensive" basis including break down and repair with limits not less than the full replacement cost of the insured objects. In the event the all risk coverage and the boiler and machinery coverage is not written within the same policy each policy shall contain a joint loss agreement.

     The policy/policies shall include increased cost of construction coverage, debris removal, and building ordinance coverage to pay for loss of "undamaged" property which may be required to be replaced due to enforcement of local, state, or federal ordinances subject to a sublimit of $10,000,000. All such policies may have deductibles of not greater than $1,000,000 per loss with the exception of earthquake ($500,000) and flood ($500,000), to the extent commercially available.

          f. Business Interruption. Aladdin Gaming shall also maintain or cause to be maintained with respect to the Project business interruption insurance on an "all risk" basis, including boiler and machinery, in an amount equal to satisfy policy coinsurance conditions, but with limits not less than the equivalent to eighteen (18) months' projected revenues less allowable insurance company expenses of a non-continuing nature. Such coverage shall include a twelve (12) month extended period of indemnity. The deductible or waiting period shall not exceed thirty (30) days. Aladdin Gaming shall also maintain or cause to be maintained expediting or extra expense coverage in an amount not less than $2,500,000.

          g. Umbrella/Excess Liability. Umbrella Excess Liability Insurance of not less than $100,000,000 per occurrence and in the aggregate during operations. Such coverages shall be on a per occurrence basis and over and above coverage provided by the policies described in SECTION I(A), (B) and (C) above, whose limits shall apply toward the $100,000,000 limit set forth in this section. If the policy or policies provided under this
SECTION I(G) contain(s) aggregate limits applying to other operations of Aladdin Gaming, other than the Project, and such limits are diminished below $95,000,000 by any incident, occurrence, claim, settlement or judgment against such insurance which has caused the insurer to establish a reserve, Aladdin Gaming, within five (5) business days after knowledge of such event shall inform GE Capital, and within ten (10) business days after request therefor by GE Capital, Aladdin Gaming shall purchase an additional umbrella/excess liability insurance policy(ies) satisfying the requirements of this SECTION I(G) in an amount determined by GE Capital.

          h. Aircraft Liability. Aircraft liability, to the extent exposure exists, in an amount not less than $25,000,000 for all owned, non-owned and hired aircraft, fixed wing or rotary, used in connection with the construction or operation of the Project.

          i. Other Insurance. Such other or additional insurance (as to risks covered, policy amounts, policy provisions or otherwise) as GE Capital may reasonably request provided that such insurance and such amounts are then commonly insured against with respect to similar properties in Las Vegas.

     II.   Insurance  Carried by Third Parties.   Aladdin  Gaming
shall impose the following insurance requirements upon the following third parties:

          a. Contracts and Subcontracts. In addition to the foregoing, Aladdin Gaming shall include, and shall cause its contractors and subcontractors to include, in each contract or subcontract a provision that the contractor or subcontractor shall procure and maintain the insurance coverage set forth in
SECTION I(A), (B) and (C) above. GE Capital may require that such limits be increased with respect to any particular contract based upon the services to be performed. All such contracts must contain a waiver of subrogation rights against Aladdin Gaming and GE Capital, contractual indemnification in favor GE Capital and Aladdin Gaming and must state that coverage (except for Workers' Compensation coverage) carried in primary with respect to any other policies carried by Aladdin Gaming and GE Capital and such insurance shall name Aladdin Gaming and GE Capital as additional insureds. Such insurance shall continue in force until all of the obligations of such contractor or subcontractor are fulfilled. Prior to the commencement of any work under the applicable contract or subcontract, Aladdin Gaming shall obtain and forward to GE Capital proper evidence of such insurance from such contractors and subcontractors.

          b. Ground Lessees and Major Space Lease Tenants. In addition to the foregoing, Aladdin Gaming shall include a provision in every Ground Lease and Major Space Leases that the ground lessee or space lessee shall procure and maintain the insurance coverages set forth in SECTIONS I(A), (B) and (C) above, as well as the following:

               i. Property and Boiler Machinery. "All risk", as such term is used in the insurance industry, property insurance and on an "agreed amount" basis and providing (1) coverage for the Improvements on such ground lessee's premises or within such Space Lessee's space, including all personal property in a minimum amount not less than the full replacement value of such improvements and personal property.

               ii. Business Interruption. Ground Lessees or Major Space Lessees shall also maintain or cause to be maintained with respect to their respective businesses business interruption insurance on an "all risk" basis, including boiler and machinery, in an amount equal to satisfy policy coinsurance conditions, but with limits not less than the equivalent to twelve (12) months projected revenues less allowable insurance company expenses of a non-continuing nature. Such coverage shall include a twelve (12) month extended period of indemnity. The deductible or waiting period shall not exceed thirty (30) days.

GE Capital may require that such limits be increased with respect to any particular Ground Lease or Space Lease based upon the services to be performed. All such leases must contain a waiver of subrogation rights against Aladdin Gaming and GE Capital, contractual indemnification in favor GE Capital and Aladdin Gaming and must state that coverage (except for Workers Compensation coverage) be carried primarily with respect to any other policies carried by Aladdin Gaming and GE Capital and such insurance shall name Aladdin Gaming and GE Capital as additional insureds. Such insurance shall continue in force for the term of such Ground Lease or Space Lease. Prior to the commencement of any such Ground Lease or Space Lease, Aladdin Gaming shall obtain and forward to GE Capital proper evidence of such insurance from such ground lessees and Space Lessees.

     III. General Conditions. The conditions set forth below apply to Aladdin Gaming until the Obligations under the Operative
Documents are fully satisfied.

          a. All property, cargo, boiler & machinery and business interruption/delay in opening insurance coverage shall be on such form (including the form of the loss payable clauses) as shall be acceptable to GE Capital (which acceptance shall not be unreasonably withheld).

          b. Aladdin Gaming shall submit certified copies of all policies received pursuant to the requirements of this Exhibit to GE Capital for its review and approval.

          c. All policies wherein GE Capital and the Participants have an insurable interest shall insure the interests of GE Capital and the Participants as well as Aladdin Gaming and shall name GE Capital and Participants as additional insureds, unless GE Capital and the Participants are named as an insured under the policy.

          d. All policies covering the Collateral shall name GE Capital as First Loss Payee/Mortgagee in accordance with CP 12 18 (06/95) or equivalent, Lender's Loss Payable Endorsement, and shall provide that any payment thereunder for any loss or damage with respect to the Collateral shall be made to GE Capital.

          e.    Each  policy shall waive subrogation  against  GE
Capital and the Participants.

          f. Each such policy shall provide that if such insurance is to be canceled, terminated or materially changed for any reason whatsoever, the insurers (or their representatives) will promptly notify Aladdin Gaming and GE Capital, and any such cancellation, termination or change shall not be effective until sixty (60) days (ten (10) days for nonpayment of premium) after receipt of such notice by GE Capital.

          g. In the event that Aladdin Gaming fails to respond in a timely and appropriate manner (as reasonably determined by GE Capital) to take any steps necessary or reasonably requested by GE Capital to collect from any insurers for any loss covered by any insurance required to be maintained by this Annex, GE Capital shall have the right to make all proofs of loss, adjust all claims and/or receive all or any part of the proceeds of the foregoing insurance policies, either in its own name or the name of Aladdin Gaming; provided, however, that Aladdin Gaming shall, upon GE Capital's request and at Aladdin Gaming's own cost and expense, make all proofs of loss and take all other steps necessary or reasonably requested by GE Capital to collect from insurers for any loss covered by any insurance required to be obtained by this Annex.

          h. On or before December 30th of each year, Aladdin Gaming shall furnish to GE Capital a certificate signed by an Authorized Representative of Aladdin Gaming or authorized insurance representative, showing the insurance then maintained by or on behalf of Aladdin Gaming pursuant to this Annex and stating that such insurance complies in all material aspects with the terms hereof, together with a statement of the premiums then due, if any. In the event that at any time the insurance as herein provided shall be reduced or cease to be maintained, then (without limiting the rights of GE Capital hereunder in respect to the Event of Default which arises as a result of such failure) GE Capital may at its option maintain the insurance required hereby and, for such event, Aladdin Gaming shall reimburse the GE Capital upon demand for the cost thereof together with interest thereon at a rate per annum equal to the Default Rate, but in no event shall the rate of interest exceed the maximum rate permitted by law.

          i. In the event that any policy is written on a "claims-made" basis and such policy is not renewed or the retroactive date of such policy is to be changed, Aladdin Gaming shall obtain for each such policy or policies the broadest basic and supplemental extended reporting period coverage or "tail" reasonably available in the commercial insurance market for each such policy or policies and shall provide GE Capital with proof that such basic and supplemental extended reporting period coverage or "tail" has been obtained.

                             ANNEX D
                               to
                      FACILITIES AGREEMENT

                    Dated as of June 26, 1998


               [Executed Senior Credit Agreement]

                       DISCLOSURE SCHEDULE
                               to
                      FACILITIES AGREEMENT

                    Dated as of June 26, 1998



ITEM 8(G) - LITIGATION
Reference is hereby made to the litigation discussed on  page  80 of the Registration Statement, attached hereto.

ITEM 8(H) - EXISTING SUBSIDIARIES
See attached organizational chart.

ITEM 8(J) - TAXES
There exists a potential tax liability that may result from liabilities to which the land is subject exceeding the tax basis of the land, a liability which may be approximately $1,000,000.

ITEM 8(K) - EMPLOYEE BENEFIT PLANS
None

ITEM 8(L) - ENVIRONMENTAL MATTERS
None

ITEM 8(M) - INTELLECTUAL PROPERTY
The loss of the right to use the mark "Aladdin" would result in a material adverse effect in the financial condition, operations, assets, business or properties of Aladdin Gaming, the other
Aladdin Parties and LCNI.

ITEM 8(X) - LABOR DISPUTES
None

ITEM 8(AA) - LIST OF CURRENT INSURANCE COVERAGES
See attached summary.

ITEM 15(H) - AUTHORIZED SIGNATURES
Richard J. Goeglein
Ronald Dictrow
Cornelius Klerk
James McKennon

                                7